Filed with the Securities and Exchange Commission on May 22, 2019

1933 Act Registration File No. 033-20827

1940 Act Registration File No. 811-05518

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		☒
Pre-Effective Amendment No.		☐
Post-Effective Amendment No.	252	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		☒
Amendment No.	255	☒

(Check Appropriate Box or Boxes)

THE RBB FUND, INC.

(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street,
Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (609) 731-6256

Copies to:

SALVATORE FAIA The RBB Fund, Inc. 615 East Michigan Street, Milwaukee, Wisconsin 53202-5207	MICHAEL P. MALLOY, ESQUIRE Drinker Biddle & Reath LLP One Logan Square, Suite 2000 Philadelphia, Pennsylvania 19103-6996

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

☒	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	on (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Boston Partners Global Equity Advantage Fund

of The RBB Fund, Inc.

Prospectus

Institutional Class: BPCIX

May 22, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-888-261-4073.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-888-261-4073 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

The securities described in this prospectus have been registered with the Securities and Exchange Commission (“SEC”). The SEC, however, has not judged these securities for their investment merit and has not determined the accuracy or adequacy of this prospectus. Anyone who tells you otherwise is committing a criminal offense.

A look at the investment objectives, strategies, risks, expenses and financial history of the Boston Partners Global Equity Advantage Fund offered in this Prospectus.

Details about the Boston Partners Global Equity Advantage Fund’s service providers offered in this Prospectus.

Policies and instructions for opening, maintaining and closing an account in the Boston Partners Global Equity Advantage Fund.

SUMMARY SECTION — BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND

Investment Objective

The Fund seeks to provide long-term capital appreciation.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold Institutional Class shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Class shares of the Fund, which are not reflected in the tables or the examples below.

Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	1.00%
Distribution and/or Service (12b-1) fees	None
Other expenses(1)	0.25%
Total annual Fund operating expenses	1.25%
Fee waiver and/or expense reimbursement(2)	-0.20%
Total annual Fund operating expenses after fee waiver and/or expense reimbursement	1.05%

(1) “Other expenses” are estimated for the current fiscal year.

(2) The Fund’s investment advisers, Boston Partners Global Investors, Inc. (“Boston Partners” or a “Co-Adviser”) and Campbell & Company Investment Adviser LLC (“Campbell” or a “Co-Adviser”), have contractually agreed to waive all or a portion of their advisory fees and/or reimburse expenses in an aggregate amount equal to the amount by which the Total annual Fund operating expenses (excluding certain items discussed below) for the Fund’s Institutional Class shares exceeds 1.05% of the average daily net assets attributable to the Fund’s Institutional Class shares. In determining the Co-Advisers’ obligations to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total annual Fund operating expenses to exceed 1.05%: short sale dividend expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2021 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund’s Total annual Fund operating expenses (not including short sale dividend expense, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 1.05% or the expense cap then in effect, whichever is less, the Co-Advisers are entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Co-Advisers to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $100,000 in the Fund for the time periods indicated and that you sell all of your shares at the end of the period. The Example also assumes that your investment has a 5% return each year and that the operating expenses of the Fund remain the same (taking into account the contractual expense limitation until its expiration). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1

	1 Year	3 Years
Institutional Class	$1,071	$3,768

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total annual Fund operating expenses or in the Example, affect the Fund’s performance. Information on fund portfolio turnover will be noted once the Fund has an operating history.

Summary of Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a non-diversified portfolio of equity and equity-related securities issued by U.S. and non-U.S. companies of any capitalization size. The Fund may invest in all types of equity and equity- related securities, including exchange-traded and over-the-counter common and preferred stocks, warrants, options, rights, convertible securities, sponsored and unsponsored depositary receipts and shares, trust certificates, participatory notes, limited partnership interests, shares of other investment companies (including exchanged-traded funds (“ETFs”)), real estate investment trusts (“REITs”) and equity participations. An equity participation is a type of loan that gives the lender a portion of equity ownership in a property, in addition to principal and interest payments. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.

The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. Under normal market conditions, the Fund invests significantly (ordinarily at least 40% — unless market conditions are not deemed favorable by the Fund, in which case the Fund would invest at least 30%) in non-U.S. companies. The Fund principally will be invested in issuers located in countries with developed securities markets, but may also invest in issuers located in emerging markets. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries).

The Fund generally invests in the equity securities of issuers believed by a Co-Adviser to be undervalued in the marketplace, focusing on issuers that combine attractive valuations with catalysts for change. The Fund applies a bottom-up stock selection process (i.e., one that focuses primarily on issuer-specific factors) in managing the Fund, using a combination of fundamental and quantitative analysis. In selecting investments for the Fund, the Fund considers various factors such as price-to-book value, price-to-sales and earnings ratios, dividend yields, strength of management, and cash flow to identify securities that are trading at a price that appears to be lower than the issuer’s inherent value. The Fund may (but is not required to) invest in derivatives, including put and call options, futures, forward contracts and swaps, in lieu of investing directly in a security, currency or instrument, for hedging and non-hedging purposes.

The Fund may participate as a purchaser in initial public offerings of securities (“IPO”). An IPO is a company’s first offering of stock to the public. The Fund may also seek to increase its income by lending portfolio securities. The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund also seeks to diversify its overall portfolio by investing, under normal circumstances, up to 20% of its assets in the Campbell Advantage strategy, a systematic trend following program, which is diversified across global futures and forwards markets (types of derivative instruments). The Campbell Advantage strategy is designed to analyze market data to identify trends occurring within and across markets and

2

asset classes globally. By trading four major asset classes (equity index futures, fixed income futures, commodities and foreign exchange), the portfolio composition is diverse and expected to maintain low correlation with equities over time. Additionally, portfolio risk is dynamically managed through a framework intended to maximize the Campbell Advantage strategy’s ability to complement the global long equity exposure in an attempt to limit the Fund’s downside risk during extended periods of high equity market volatility.

The Fund’s investments may include investments in registered and unregistered funds managed by Campbell or an affiliate to obtain exposure to the Campbell Advantage strategy. The Fund will invest in such affiliated funds only in accordance with the applicable restrictions of the 1940 Act, including Section 12(d)(1).

The Fund is “non-diversified” for purposes of the Investment Company Act of 1940, as amended, (the “1940 Act”) which means that the Fund may invest in fewer securities at any one time than a diversified fund. The Fund may invest up to 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale.

The Fund’s Co-Advisers are Boston Partners and Campbell. Boston Partners is primarily responsible for managing the equity portion of the Fund’s portfolio, including equity securities and related derivative contracts. Campbell is primarily responsible for managing the Fund’s exposure to the Campbell Advantage strategy. Campbell is also primarily responsible for determining the allocation of the Fund’s portfolio between equity and other investments. Each Co-Adviser may also from time to time consult and work collaboratively with, or be informed by the decisions of or information from, one or both of the other Co-Advisers in connection with making certain investment decisions in regards to the Fund’s investment strategies and portfolio, in addition to various compliance, operational and administrative matters. While the Co-Advisers may work collaboratively in connection with the management of the Fund’s portfolio as described above, under certain circumstances, such as, for example, when certain personnel at another Co-Adviser are not available, a Co-Adviser may make decisions or otherwise act independently from the other Co-Advisers.

The Fund reserves the right to hold up to 100% of its assets, as a temporary defensive measure, in cash and eligible U.S. dollar-denominated money market instruments and make investments inconsistent with its investment objective. The Co-Advisers will determine when market conditions warrant temporary defensive measures.

Summary of Principal Risks

• Active Management Risk. The Co-Advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. The Fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies if the Fund’s overall asset allocation, investment selections or strategies fail to produce the intended results.

• Convertible Securities Risk. Securities that can be converted into common stock, such as certain securities and preferred stock, are subject to the usual risks associated with fixed income investments, such as interest rate risk and credit risk. In addition, because they react to changes in the value of the equity securities into which they will convert, convertible securities are also subject to the risks associated with equity securities.

• Counterparty Risk. The derivative contracts entered into by the Fund may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the

3

Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

• Credit Risk. Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer’s financial condition changes.

• Currency Risk. Investment in foreign securities also involves currency risk associated with securities that trade or are denominated in currencies other than the U.S. dollar and which may be affected by fluctuations in currency exchange rates. An increase in the strength of the U.S. dollar relative to a foreign currency may cause the U.S. dollar value of an investment in that country to decline. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government controls.

• Derivatives Risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swap agreements and forward contracts. Derivatives typically have economic leverage inherent in their terms. Such leverage will magnify any losses. See “Leverage/Volatility Risk” below. The primary types of derivatives in which the Fund invests in are swap agreements, futures contracts and forward contracts. Futures contracts, forward contracts and swap agreements can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held directly or indirectly by the Fund may not correlate with the underlying instrument or reference assets, or the Fund’s other investments. Although the value of futures contracts, forward contracts and swap agreements depend largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with futures contracts, forward contracts and swap agreements that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. A small position in futures contracts, forward contracts or swap agreements could have a potentially large impact on the Fund’s performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in swap agreements, futures contracts and options and forward contracts.

• Emerging Markets Risk. Investment in emerging market securities involves greater risk than that associated with investment in securities of issuers in developed foreign countries. These risks include volatile currency exchange rates, periods of high inflation, increased risk of default, greater social, economic and political uncertainty and instability, less governmental supervision and regulation of securities markets, weaker auditing and financial reporting standards, lack of liquidity in the markets, and the significantly smaller market capitalizations of emerging market issuers.

• Equity Securities Risk. The Fund may invest in, or have exposure to, equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities.

• Fixed Income Risk. Fixed income securities, such as U.S. Treasuries, or derivatives based on fixed income securities, are subject to credit risk and interest rate risk. Credit risk, as described more fully above, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s returns and share price. In addition, the Fund may be subject to “call” risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates), and “extension” risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).

4

• Foreign Securities Risk. International investing is subject to special risks, including, but not limited to, currency exchange rate volatility, political, social or economic instability, and differences in taxation, auditing and other financial practices. The Fund may invest in, or have exposure to, securities of foreign issuers either directly or depositary receipts. Trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depository of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depository of unsponsored depositary receipts may provide less information to receipt holders. Participatory notes (“P-notes”) are derivative instruments used by investors to take positions in certain foreign securities. P-notes present similar risks to investing directly in such securities and also expose investors to counterparty risk. Some foreign derivative markets are so-called principals’ markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation.

• Futures and Forward Contracts and Related Risks. The successful use of forward and futures contracts draws upon an investment adviser’s skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures contracts are (a) the imperfect correlation between the change in market value of instruments held by the Fund and the price of the forward or futures contract; (b) possible lack of a liquid secondary market, and possible regulatory position limits and restrictions, for a forward or futures contract and the resulting inability to close a forward or futures contract when desired; (c) losses caused by unanticipated market movements, which are potentially unlimited; (d) the possibility that the counterparty will default in the performance of its obligations; and (e) if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements, and the Fund may have to sell securities at a time when it may be disadvantageous to do so. The use of futures contracts, forward contracts and derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Fund will have the potential for greater losses than if the Fund did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund’s exposure to an asset class and may cause the value of the Fund’s securities or related derivatives instruments to be volatile. Exposure to the commodities markets (including financial futures markets) may subject the Fund to greater volatility than investments in traditional securities.

• Government Agency Risk. Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by Federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Accordingly, while U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others are supported only by the credit of the instrumentality.

• Government Intervention and Regulatory Changes. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010) significantly expanded the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. There can be no assurance that future regulatory actions including, but not limited to, those authorized by the Dodd-Frank Act will not adversely affect the Fund. Major changes resulting from legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

In addition, the SEC has proposed new regulations regarding mutual funds’ use of derivatives and leverage. These proposed rules, if adopted in substantially the same form as proposed, could have a substantial

5

effect on the ability of the Fund to implement fully its investment strategy as described herein, which may limit the Fund’s ability to achieve its objective.

• Illiquid Securities Risk. Investing in illiquid securities is subject to certain risks, such as limitations on resale and uncertainty in determining valuation. Limitations on resale may adversely affect the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. The Fund might, in order to dispose of restricted securities, have to register securities resulting in additional expense and delay. Adverse market conditions could impede such a public offering of such securities.

• Interest Rate Risk. Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by a Co-Adviser. There will likely be less governmental action in the near future to maintain low interest rates. The negative effect on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

• Investment Company and Exchange-Traded Fund Risk. Investing in other investment companies, including exchange-traded funds (“ETFs”), may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments the investment company or ETF holds. The Fund may incur brokerage fees in connection with its purchase of ETF shares.

• IPO Risk. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to certain factors, such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transaction costs. IPO shares are subject to market risk and liquidity risk. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Co-Advisers cannot guarantee continued access to IPOs.

• Large-Cap Companies Risk. The stocks of large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform investments that focus solely on small- or medium-capitalization stocks.

• Leverage/Volatility Risk. Although the Fund will not borrow funds for trading, the Fund should be considered highly leveraged and is suitable only for investors with high tolerance for investment risk. Leverage embedded in the various derivative instruments traded may result in the Fund holding positions whose face or notional value may be many times the Fund’s net asset value (“NAV”). For example, the amount of margin funds necessary to be deposited in order to enter into a futures, forward or option contract position is typically from 2% to 10% of the total face or notional value of the contract, and even a small movement in the price of a commodity can cause a correspondingly large profit or loss. Losses incurred on leveraged investments increase in direct proportion to the degree of leverage employed. Furthermore, derivative instruments and futures contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the Fund’s trading positions suddenly turn unprofitable.

• Market Risk. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its investments. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

• Mid-Cap Companies Risk. The stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies.

6

• New Fund Risk. The Fund is new with no operating history and there can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.

• Non-Diversification Risk. The Fund is non-diversified. Compared to other funds, the Fund may invest more of its assets in a smaller number of companies. Gains or losses on a single stock may have greater impact on the Fund.

• Options Risk. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) an asset in the near future at an agreed upon price prior to the expiration date of the option. The Fund may “cover” a call option by owning the security underlying the option or through other means. The value of options can be highly volatile, and their use can result in loss if the Co-Adviser is incorrect in its expectation of price fluctuations.

• OTC Trading Risk. Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the “over-the-counter” or “OTC” market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. The Fund is subject to counterparty credit risk with respect to such derivative contracts.

• REITs Risk. REITs may be affected by economic forces and other real estate industry factors. These risks include possible declines in the value of real estate, possible lack of availability of mortgage funds and unexpected vacancies of properties. REITs that invest in real estate mortgages are also subject to prepayment risk. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.

• Securities Lending Risk. The Fund may lend portfolio securities to institutions, such as certain broker- dealers. The Fund may experience a loss or delay in the recovery of its securities, if the borrowing institution breaches its agreement with the Fund.

• Short Sales Risk. The Fund may take a short position in a derivative instrument, such as a future, forward or swap or security. A short position on a derivative instrument or security involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

• Small-Cap Companies Risk. The stocks of smaller companies may be subject to more abrupt, erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent on a small or inexperienced management group, and their securities may trade less frequently and in lower volume than securities of larger companies, which could lead to higher transaction costs. Generally, the smaller the company size, the greater the risk.

Performance Information

Performance information for the Fund is not included because the Fund did not commence operations prior to the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information will be available on the Fund’s website at www.boston-partners.com or by calling the Fund toll free at 1-888-261-4073.

Management of the Fund

Co-Adviser – Boston Partners

Boston Partners Global Investors, Inc.

One Grand Central Place, 60 East 42nd Street, Suite 1550, New York, New York 10165

Portfolio Managers

Christopher K. Hart, Portfolio Manager of the Fund since inception in 2019.
Joshua Jones, Portfolio Manager of the Fund since inception in 2019.

7

Joseph F. Feeney, Jr., Chief Investment Officer of Boston Partners, Portfolio Manager of the Fund since inception in 2019.

Joshua White, Portfolio Manager of the Fund since inception in 2019.

Co-Adviser – Campbell
Campbell & Company Investment Adviser LLC

2850 Quarry Lake Drive, Baltimore, Maryland 21209

Portfolio Managers

Campbell’s Investment Committee, led by co-chairs G. William Andrews and Dr. Kevin Cole, has been responsible for the daily management of the Fund since inception in 2019.

Purchase and Sale of Fund Shares

Minimum Initial Investment: $100,000
Minimum Additional Investment: $5,000

You can purchase and redeem Institutional Class shares of the Fund only on days the New York Stock Exchange is open. Institutional Class shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. (the “Company”) by the means described below.

Purchase and Redemption By Mail:	Purchase and Redemption By Wire:

Boston Partners Global Equity Advantage Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Request routing instructions by calling the Fund’s transfer agent at 1-888-261-4073.

Redemption By Telephone: If you select the option on your account application, you may call U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Transfer Agent”) at 1-888-261-4073.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund versus another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

8

ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENTS AND RISKS

The Fund is a series of the Company, a Maryland Corporation. This section provides some additional information about the Fund’s investments and certain portfolio management techniques that the Fund may use. More information about the Fund’s investments and portfolio management techniques, some of which entail risks, is included in the Statement of Additional Information (“SAI”).

Investment Objectives

The Fund’s investment objectives may be changed by the Board of Directors (the “Board”) of the Company without shareholder approval. Shareholders will, however, receive 60 days’ prior notice of any changes. Any such changes may result in the Fund having investment objectives different from the objectives that the shareholder considered appropriate at the time of investment in the Fund.

Additional Information About the Fund’s Principal Investments and Risks

Active Management Risk. The Fund is subject to the risk of poor stock selection. Each Co-Adviser’s judgments about the attractiveness, value and potential positive or negative performance of any particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results. Campbell’s trading is highly model driven, and is materially subject to possible flaws in the models. As market dynamics (for example, due to changed market conditions and participants) shift over time, a previously highly successful model often becomes outdated or inaccurate, sometimes without Campbell recognizing that fact before substantial losses are incurred. Even if the basic concepts of its models are sound, Campbell may make errors in developing algorithms for integrating the numerous factors and variables into them or in programming the algorithms. Those errors may cause the model to generate results different from those intended. They may be difficult to detect in many market conditions, possibly influencing outcomes only in periods of stress or change in market conditions. Campbell anticipates the continued modification, enhancement and development of models. Each new generation of models (including incremental improvements to current models) exposes the Fund to the possibility of unforeseen losses from a variety of factors, including conceptual failures and implementation failures. There can be no assurance that the models used by Campbell will be effective or that they will be effectively utilized by Campbell. Moreover, these can be no assurance that Campbell will be able to continue to develop, maintain and update the models so as to effectively implement its trading strategy.

Commodities Risk. Exposure to the commodities markets (including financial futures markets) may subject the Fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds and have recently experienced periods of significant volatility. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including: changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments.

The commodity markets are subject to temporary distortions or other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. Once a limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the Fund’s commodity-linked investments.

Counterparty Risk. Some of the derivatives entered into by the Fund are not traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. A counterparty defaulting on its payment obligations to the Fund will cause the value of an investment in the Fund to decrease. If the Fund deals

9

with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. When the Fund is required to post margin or other collateral with a counterparty, including with a futures commission merchant or a clearing organization for futures or other derivative contracts, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty’s own assets. In the event of the counterparty’s bankruptcy or insolvency, the Fund’s collateral may be subject to the conflicting claims of the counterparty’s creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. A failure by any such entity may lead to a loss to the Fund.

Credit Risk. Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (S&P Global Ratings (“S&P”) (AAA, AA, A and BBB), Fitch Ratings (“Fitch”) (AAA, AA, A and BBB) or Moody’s Investors Service, Inc. (“Moody’s”) (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher-rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value or default.

A security issuer’s default on its payment obligations to the Fund will cause the value of an investment in the Fund to decrease. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market’s perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

When the Fund invests in over-the-counter derivatives (including options), it assumes a credit risk of the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on any counterparty exposes the Fund to the risk that such counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, causing the Fund to suffer a loss. A counterparty’s default on its payment obligations to the Fund will cause the value of an investment in the Fund to decrease.

If the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

10

U.S. Government Securities are generally considered to be among the safest type of investment in terms of credit risk, but they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“GNMA”), are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks, are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

Currency Risk. The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies.

Derivatives Risk. Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swap agreements and forward contracts. The value of a derivative depends largely upon price movements in the underlying instrument. Many of the risks applicable to trading the underlying instrument are also applicable to derivatives trading. However, derivatives trading is subject to a number of additional risks. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges. A small investment in derivative instruments could have a potentially large effect on the Fund’s performance. Over-the-counter derivatives are subject to the risk of mispricing or improper valuation of the derivative.

Liquidity of Futures Contracts. The Fund utilizes futures as part of its strategy. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. OTC instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the Commodity Futures Trading Commission (“CFTC”) and various exchanges limit the number of positions that the Fund may indirectly hold or control in particular commodities.

Non-U.S. Futures Transactions. Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally “linked” to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Fund may not be afforded certain of the protections that apply to domestic transactions. In particular, funds received from the Fund to margin (collateralize) foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges. In addition, the price of any foreign futures or option contract and the resulting potential profit or loss, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

11

Forward Contracts. The Fund may utilize forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price movements of forward contracts. Banks and other dealers with which the Fund maintains accounts may require the Fund to deposit margin for such trading. The Fund’s counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems might be greater than if such arrangements were made with numerous counterparties. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that a Co-Adviser would otherwise recommend, to the possible detriment of the Fund.

Swap Agreements. The Fund may enter into swap agreements. Swap agreements can be individually structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund’s exposure to interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement.

Swap agreements will tend to shift the Fund’s investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund’s exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund’s portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund. The Fund must be prepared to make swap payments when due. In addition, the value of a swap agreement is likely to decline if the counterparty’s creditworthiness declines. Such a decrease in value might cause the Fund to incur losses.

Equity and Equity-Related Securities. The Fund may invest in all types of equity securities. Equity securities include exchange-traded and over-the-counter common and preferred stocks, warrants, rights, convertible securities, depositary receipts and shares, trust certificates, limited partnership interests, shares of other investment companies and REITs, and equity participations. Investments in equity securities and equity derivatives in general are subject to market risks that may cause their prices to fluctuate over time. The value of a convertible security may not increase or decrease as rapidly as the underlying common stock. Common stocks may decline over short or even extended periods of time. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. The value of such securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. State law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded to investors in a limited partnership than investors in a corporation. Fluctuations in the value of equity securities in which a mutual fund invests will cause the Fund’s NAV to fluctuate. The number of issuers in the Fund’s portfolio will vary over time.

Exchange-Traded Funds (ETFs). The Fund may invest in ETFs to the extent permitted by the 1940 Act and applicable SEC orders. ETFs are registered investment companies whose shares are listed and traded on U.S. stock exchanges or otherwise traded in the over-the-counter market. In general, ETFs seek to track a specified securities index or a basket of securities that an “index provider,” such as S&P Global, selects as representative of a market, market segment or industry sector. An ETF portfolio generally holds the same stocks or bonds as the index it tracks or it may hold a representative sample of such securities. An ETF typically is designed so that its performance will correspond closely with that of the index it tracks. In some cases, an ETF may be actively-managed by an investment adviser and/or sub-advisers. Actively-

12

managed ETFs are subject to the risk of poor investment selection, and the individual investments in an actively-managed ETF may not perform as well as its investment adviser and/or sub-advisers expected, and/or the actively-managed ETF’s portfolio management practices do not work to achieve their desired result. As a shareholder in an ETF, the Fund will bear its pro rata portion of an ETF’s expenses, including advisory fees, in addition to its own expenses.

The market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which could lead to differences between the market price of the ETF’s shares and the underlying value of those shares. An ETF’s market price may deviate from the value of the ETF’s underlying portfolio holdings, particularly in times of market stress, with the result that investors may pay significantly more or receive significantly less than the underlying value of the ETF shares bought or sold. An active trading market for shares of the ETF may not develop or be maintained. In times of market stress, market makers or authorized participants may step away from their respective roles in making a market in shares of the ETF and in executing purchase or redemption orders, which could also lead to variances between the market price of the ETF’s shares and the underlying value of those shares.

Fixed Income Risk. A substantial portion of the Fund’s assets may be invested in securities issued by the U.S. Government. When interest rates change, the value of the Fund’s fixed income investments will be affected. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund’s share price. The longer the effective maturity and duration of the Fund’s portfolio, the more the Fund’s share price is likely to react to interest rates. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Foreign Securities. The Fund may invest in securities of foreign issuers that are traded or denominated in U.S. dollars (including equity securities of foreign issuers trading in U.S. markets) directly or through American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or International Depositary Receipts (“IDRs”). Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depositary. An unsponsored facility is established by the depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depositary of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depositary of unsponsored depositary receipts may provide less information to receipt holders.

In addition, the Fund may also invest in securities denominated in foreign currencies and in multinational currencies such as the Euro. The Fund will value its securities and other assets in U.S. dollars. Investments in securities of foreign issuers and securities denominated in foreign currencies involve special risks. These include possible political and economic instability and the possible imposition of exchange controls or other restrictions on investments. Changes in foreign currency rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund’s assets denominated or quoted in currencies other than the U.S. dollar. Emerging market investments offer the potential for significant gains but also involve greater risks than investing in more developed countries. Political or economic instability, lack of market liquidity and government actions such as currency controls or seizure of private business or property may be more likely in emerging markets.

The Fund may invest in, or have exposure to, securities denominated in the currencies of a variety of developed and emerging market countries. Unless hedged, currency fluctuations may have a material impact on the performance of a portfolio of non-U.S. dollar-denominated securities and such a portfolio may experience a decline or increase in value, in U.S. dollar terms, due to fluctuations in currency exchange

13

rates. A Co-Adviser may, from time to time, but is not required to, hedge foreign currency exposure in the Fund’s portfolios. Further, the Fund may also from time to time enter into speculative currency positions.

Government Intervention and Regulatory Changes. The Dodd-Frank Act significantly expanded the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. There can be no assurance that future regulatory actions, including, but not limited to, those authorized by the Dodd-Frank Act will not adversely affect the Fund. Major changes could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk. The SEC has proposed new regulations regarding mutual funds’ use of derivatives and leverage. These proposed rules, if adopted in substantially the same form as proposed, could have a substantial impact on the ability of the Fund to implement fully its investment strategy as described herein, which may limit the Fund’s ability to achieve its objective.

Leverage/Volatility Risk. Although the Fund will not borrow funds for trading, the Fund should be considered highly leveraged and is suitable only for investors with high tolerance for investment risk. Leverage embedded in the various derivative instruments traded may result in the Fund holding positions whose face or notional value may be many times the Fund’s NAV. For example, the amount of margin funds necessary to be deposited in order to enter into a futures, forward or option contract position is typically from 2% to 10% of the total face or notional value of the contract. Even a small movement in the price of a commodity can cause a correspondingly large profit or loss. Losses incurred on leveraged investments increase in direct proportion to the degree of leverage employed.

The Fund’s NAV is expected over short-term periods to be volatile because of the significant use of direct and indirect investments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund’s returns are expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions and investors may suffer a significant and possibly a complete loss on their investment in the Fund.

Liquidity Risk. The Fund may be subject to liquidity risk primarily due to investments in derivatives. The Fund may invest up to 15% of its net assets in illiquid securities or instruments. Derivatives, such as swaps, options and warrants, may not be readily marketable and, therefore, may be deemed to be illiquid. An asset is not readily marketable if it cannot be sold within seven business days in the ordinary course of business for approximately the amount at which it is valued. Investments in illiquid assets involve the risk that the Fund may be unable to sell the asset or sell it at a reasonable price. In addition, the Fund may be required to liquidate positions or close out derivatives on unfavorable terms at a time contrary to the interests of the Fund in order to raise cash to pay redemptions.

In October 2016, the SEC adopted a liquidity risk management rule, Rule 22e-4 (the “Liquidity Rule”), that requires the Fund to establish a liquidity risk management program by June 1, 2019. On or about June 1, 2019, in connection with the implementation of the Liquidity Rule, the term “illiquid security” will be defined as a security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

The Liquidity Rule could affect the Fund’s performance and its ability to achieve its investment objective.

The Co-Advisers will monitor the liquidity of restricted securities in the Fund under the supervision of the Board. In reaching liquidity decisions, the Co-Advisers may consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

14

An investment in derivatives is also subject to the risk that the Fund may not be able to terminate the derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements. As a result, the Fund may be exposed to the risk of additional losses due to such delays.

Market Risk. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its investments. The market value of is the Fund’s holdings are based upon the market’s perception of value and is not necessarily an objective measure of an investment’s value. There is no assurance that the Fund will realize its investment objective, and an investment in the Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

New Fund Risk. There can be no assurance that a newly organized Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund.  Liquidation can be initiated without shareholder approval by the Board if it determines it is in the best interest of shareholders.  As a result, the timing of any liquidation may not be favorable to certain individual shareholders.

Non-Diversification Risk. The Fund is a non-diversified investment company, which means that more of the Fund’s assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. This may make the value of the Fund’s shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

OTC Trading Risk. Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. The OTC derivatives market is the primary trading venue for many derivatives, but is largely unregulated and lacks transparency of the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. The Fund is subject to counterparty credit risk for such derivative contracts.

Other Investment Companies. The Fund may invest up to 10% of its total assets in the securities of other investment companies not affiliated with a Co-Adviser, but may not invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the voting securities of any other investment company. The Fund may rely on SEC orders that permit it to invest in certain ETFs beyond these limits, subject to certain terms and conditions. Among other things, the Fund may invest in money market mutual funds for cash management purposes by “sweeping” excess cash balances into such funds until the cash is invested or otherwise utilized. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the advisory and administration fees paid by the Fund.

Portfolio Turnover. The Fund may engage in active and frequent trading, resulting in high portfolio turnover. This may lead to the distribution to shareholders of higher capital gains, increasing their tax liability. Frequent trading may also increase transaction costs, which could detract from the Fund’s performance.

Private Fund Risk. The Fund, as an investor in a private fund, will not have the benefit of protections afforded by the 1940 Act to investors in registered investment companies. An investment in a private fund will cause the Fund to incur higher and duplicative expenses.

Securities Lending. The Fund may seek to increase its income by lending portfolio securities to institutions, such as certain broker-dealers. Portfolio security loans are secured continuously by collateral maintained on a current basis at an amount at least equal to the market value of the securities loaned. The value of the securities loaned by the Fund will not exceed 33 1/3% of the value of the Fund’s total assets.

15

The Fund may experience a loss or delay in the recovery of its securities if the borrowing institution breaches its agreement with the Fund.

Short Sales Risk. The Fund engages in short sales of derivative instruments– including those that are not “against the box,” which means that the Fund may make short sales where the Fund does not currently own or have the right to acquire, at no added cost, instruments identical to those sold short – in accordance with the provisions of the 1940 Act. In a typical short sale, the Fund borrows from a broker an instrument in order to sell the instrument to a third party. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The Fund realizes a loss to the extent the instrument increases in value or a profit to the extent the instrument declines in value (after taking into account any associated costs). Until the Fund closes its short position, the Fund will: (a) maintain a segregated account containing cash or liquid assets at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the instrument sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the instrument at the time the instrument was sold short; or (b) otherwise cover the Fund’s short position.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times it would not otherwise do so, which may negatively affect its liquidity. Large redemptions could lead to an increase in the Fund’s expense ratio due to a smaller asset base. However, this risk may be limited to the extent that the Co-Advisers and the Fund have entered into a fee waiver and/or expense reimbursement arrangement. Large Fund share purchases may adversely affect the Fund’s performance if the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Temporary Investments. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking a temporary defensive position (up to 100% of its assets) in all types of money market and short-term debt securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Disclosure of Portfolio Holdings

A description of the Company’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s SAI and on the Fund’s website at www.boston-partners.com.

MANAGEMENT OF THE FUND

Subject to the general supervision of the Board, each Co-Adviser manages its allocated portfolio of the Fund and is solely responsible for the selection and management of its allocated portfolio investments of the Fund in accordance with the Fund’s investment objectives and policies.

Investment Co-Adviser – Boston Partners

Boston Partners Global Investors, Inc. provides investment management and advisory services to investment companies and other institutional and proprietary accounts.

Boston Partners, located at One Grand Central Place, 60 East 42nd Street, Suite 1550, New York, New York 10165, is an indirect, wholly owned subsidiary of ORIX Corporation, an integrated financial services group based in Tokyo, Japan.

Investment Co-Adviser – Campbell

Campbell & Company Investment Adviser LLC, a Delaware limited liability company founded in January 2005, is located at 2850 Quarry Lake Drive, Baltimore, Maryland 21209. Campbell is an SEC-registered investment adviser, is registered as a Commodity Trading Advisor (“CTA”) with the Commodity Futures Trading Commission and is a member of the National Futures Association.

Campbell is a wholly-owned subsidiary of Campbell & Company, LP (“Campbell & Company”). Campbell & Company and its predecessor organization, Campbell & Company, Inc., were organized in 1972 and have over forty years of experience in creating and managing alternative investment vehicles. Campbell

16

has appointed Campbell & Company as the Fund’s Commodity Pool Operator (“CPO”). Campbell & Company is registered with the CFTC as a CPO and a CTA. Campbell & Company is a member of the NFA in such capacities.

Investment Advisory Agreement

For their services to the Fund, the Co-Advisers will each receive an equal amount of the advisory fee under their respective Advisory Agreements, computed at an annual rate of 1.00% of the Fund’s average daily net assets.

Until December 31, 2021, the Co-Advisers have agreed to waive their fees to the extent necessary to maintain an annualized expense ratio of 1.05% of the Fund’s average daily net assets (excluding certain items discussed below). There can be no assurance that the Co-Advisers will continue such waivers after December 31, 2021. In determining each Co-Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Fund’s net annualized expense ratio to exceed the applicable expense limitation: short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes.

If the Fund’s total annual Fund operating expenses for a year are less than 1.05% of its average daily net assets, each Co-Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Co-Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreements with each Co-Adviser will be available in the Fund’s first annual or semi-annual report to shareholders.

Portfolio Managers

Boston Partners

Joseph F. Feeney, Jr., Christopher K. Hart, Joshua Jones and Joshua White serve as portfolio managers for the Equity Portfolio of the Fund. Mr. Feeney is the Chief Investment Officer of Boston Partners and oversees both the team and the strategy.

Mr. Feeney is Co-Chief Executive Officer and Chief Investment Officer of Boston Partners. He is responsible for the firm’s strategic, financial and operating decisions, and all aspects of investment management including the firm’s fundamental and quantitative research groups. He was one of the original partners of Boston Partners Asset Management in 1995. Prior to assuming these roles, he was Director of Research. Mr. Feeney joined the firm upon its inception in 1995 from Putnam Investments where he managed mortgage-backed securities portfolios. He began his career at the Bank of Boston where he was a loan officer specializing on highly leveraged loan portfolios. Mr. Feeney holds a B.S. degree in finance (Summa Cum Laude, Phi Beta Kappa) from the University of New Hampshire and an M.B.A. with High Honors from the University of Chicago. He holds the Chartered Financial Analyst® designation and is past President of the Fixed Income Management Society of Boston. He has over 33 years of investment experience.

Mr. Hart is an equity portfolio manager for the Fund. Prior thereto, he was an assistant portfolio manager for the Boston Partners Small Cap Value products for three years. Before that, he was a research analyst and specialized in conglomerates, engineering and construction, building, machinery, aerospace & defense, and REITs sectors of the equity market. He joined the firm from Fidelity Investments where he was a research analyst. Mr. Hart holds a B.S. degree in finance, with a concentration in corporate finance from Clemson University. He holds the Chartered Financial Analyst® designation. He has over 27 years of investment experience.

Mr. Jones is a portfolio manager of the Fund and for the Boston Partners investment team, specializing in the energy, metals and mining sectors of the equity market and is a global generalist. Mr. Jones has been with Boston Partners since 2006. He joined the firm from Cambridge Associates where he was a consulting associate specializing in hedge fund clients. Mr. Jones holds a B.A. degree in economics from Bowdoin College. He holds the Chartered Financial Analyst® designation. He has over 14 years of professional experience.

17

Mr. White is a portfolio manager for the Fund. Prior to this role, he was an equity analyst with Boston Partners serving as a global generalist.  Mr. White holds a B.A. degree in mathematics from Middlebury College.  He holds the Chartered Financial Analyst® designation and has over 12 years of industry experience.

Campbell

Campbell’s Investment Committee, led by co-chairs G. William Andrews and Dr. Kevin Cole, is responsible for portfolio risk management, capital allocation and portfolio construction, and approves all changes to the portfolio, including new models and enhancements.

G. William Andrews, Chief Executive Officer, joined Campbell in April 1997, and in November 2012 he was appointed to the Board of Directors and as Chief Executive Officer. He formerly held the positions of Co-Director of Research from November 2011 to October 2012, Chief Operating Officer from January 2010 to May 2012, Vice President & Director of Operations from April 2007 to January 2010, Vice President & Director of Research Operations from March 2006 to April 2007, and Research Assistant from April 1997 to February 2006. In March 2010, Mr. Andrews was appointed a Co-Chair of Campbell’s Investment Committee.

Dr. Kevin Cole, joined Campbell in October 2003 and has served as Chief Investment Officer since June 2017. Dr. Cole was appointed to Campbell’s Board of Directors in January 2019. Dr. Cole was appointed as Co-Chair of Campbell’s Investment Committee in September 2017. In February 2017, Dr. Cole was appointed to serve Campbell and its affiliates as an executive officer. Since joining the firm, Dr. Cole has had a significant role in the ongoing research and development of Campbell’s trading systems and models.  As Chief Investment Officer, Dr. Cole is responsible for the management of the research and investment process at the firm.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of shares in the Fund.

Marketing Arrangements

Each Co-Adviser, or its affiliates, may pay additional compensation, out of profits derived from the Co-Adviser’s management fees and not as an additional charge to the Fund, to certain financial institutions (which may include banks, securities dealers and other industry professionals) for the sale and/or distribution of Fund shares or the retention and/or servicing of Fund investors and Fund shares (“revenue sharing”).These payments are in addition to any record keeping or sub-transfer agency fees payable by the Fund, or other fees described in the fee table or elsewhere in this Prospectus or the SAI. Examples of “revenue sharing” payments include, but are not limited to, payment to financial institutions for “shelf space” or access to a third party platform or fund offering list or other marketing programs, including, but not limited to, inclusion of the Fund on preferred or recommended sales lists, mutual fund “supermarket” platforms and other formal sales programs; granting a Co-Adviser access to the financial institution’s sales force, conferences and meetings; assistance in training and educating the financial institution’s personnel; and obtaining other forms of marketing support. The level of revenue sharing payments made to financial institutions may be a fixed fee or based upon one or more of the following factors: gross sales, current assets and/or number of accounts of the Fund attributable to the financial institution, or other factors as agreed to by a Co-Adviser and the financial institution or any combination thereof. The amount of these revenue sharing payments is determined at the discretion of the Co-Adviser from time to time, may be substantial, and may be different for different financial institutions depending upon the services provided by the financial institution. Such payments may provide an incentive for the financial institution to make shares of the Fund available to its customers and may allow the Fund greater access to the financial institution’s customers.

18

Other Service Providers. The following chart shows the Fund’s service providers and includes their addresses and principal activities.

19

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Institutional Class shares of the Fund (“Shares”) are priced at their NAV. The NAV per share of the Fund is calculated as follows:

Value of Assets Attributable to the Institutional Class
NAV =	- Value of Liabilities Attributable to the Institutional Class
Number of Outstanding Shares of the Institutional Class

The Fund’s NAV is calculated once daily at the close of regular trading hours on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency. The Fund will effect purchases and redemptions of Shares at the NAV next calculated after receipt by the Transfer Agent of your purchase order or redemption request in good order (as described below). If the Fund holds securities that are primarily held on non-U.S. exchanges, the NAV of the Fund’s Shares may change on days when shareholders will not be able to purchase or redeem the Fund’s Shares.

The Fund’s equity securities listed on any national or foreign exchange market system will be valued at the last sale price, except for the National Association of Securities Dealers Automatic Quotation System (“NASDAQ”). Equity securities listed on the NASDAQ will be valued at the official closing price. Equity securities traded in the over-the-counter market are valued at their closing prices. If there were no transactions on that day, equity securities will be valued at the mean of the last bid and ask prices prior to the market close. Fixed income securities are valued using an independent pricing service, which considers such factors as security prices, yields, maturities and ratings, and are deemed representative of market values at the close of the market. Foreign securities, currencies and other securities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar provided by a pricing service. All assets denominated in foreign currencies will be converted into U.S. dollars at the exchange rates in effect at the time of valuation. If the Fund holds foreign equity securities, the calculation of the Fund’s NAV will not occur at the same time as the determination of the value of the foreign equities securities in the Fund’s portfolio, since these securities are traded on foreign exchanges.

Investments in other open-end investment companies are valued based on the NAV of those investment companies (which may use fair value pricing as discussed in their prospectuses). Investments in ETFs, REITs and closed-end investments companies will be valued at their market price.

If market quotations are unavailable or deemed unreliable by the Fund’s administrator, in consultation with the Co-Adviser, securities will be valued by the Co-Adviser in accordance with procedures adopted by the Board and under the Board’s ultimate supervision. In addition, the prices of foreign securities may be affected by events that occur after the close of a foreign market but before the Fund prices its Shares. In such instances, a foreign security may be fair valued in accordance with procedures adopted by the Board. The Fund will regularly value its investments in derivative instruments at fair value. The Fund may use independent pricing services to assist in calculating the value of the Fund’s portfolio holdings. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Market Timing

In accordance with the policy adopted by its Board, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Shares held by long-term shareholders. The Company and the Co-Advisers reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder’s privilege to purchase Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Shares. An investor may receive notice

20

that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Co-Advisers will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Co-Advisers), the Company (or the Co-Advisers) will exercise its right if, in the Company’s (or a Co-Adviser’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Company (or a Co-Adviser), has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Co-Advisers or any affiliated person or associated person of the Co-Advisers.

The Fund generally limits the number of exchanges to six (6) exchanges per year and one exchange per calendar month. The Fund may waive such exchange limits in certain circumstances. For further information on exchanges, please see the section titled “Shareholder Information — Exchange Privilege.”

Pursuant to the policy adopted by the Board, each Co-Adviser has developed criteria that it uses to identify trading activity that may be excessive. If, in its judgment, a Co-Adviser detects excessive, short-term trading, the Co-Adviser may reject or restrict a purchase request and may further seek to close an investor’s account with the Fund.

If necessary, the Company may prohibit additional purchases of Shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company’s excessive trading policies, the Company may take certain actions, including terminating the relationship.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

Purchase of Fund Shares

Shares representing interests in the Fund are offered continuously for sale by Quasar Distributors, LLC (the “Distributor”). Institutional Class Shares of the Fund are available for purchase by investors who meet the investment minimums described below under “General.”

Purchases Through Intermediaries. Shares of the Fund may also be available through certain brokerage firms, financial institutions and other industry professionals (collectively, “Service Organizations”). Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company’s pricing on the following Business Day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the appropriate Fund’s NAV next computed after they are deemed to have been received by the Service Organization or its authorized designee.

For administration, subaccounting, transfer agency and/or other services, a Co-Adviser or its affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the “Service Fee”) relating to the

21

average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

The Fund may enter into agreements with Service Organizations pursuant to which the Fund will pay a Service Organization for networking, sub-transfer agency, sub-administration and/or sub-accounting services. These payments are generally based on either (1) a percentage of the average daily net assets of Fund shareholders serviced by the Service Organization or (2) a fixed dollar amount for each account serviced by the Service Organization. The aggregate amount of these payments may be substantial.

Institutional Class shares may also be available on brokerage platforms of firms that have agreements with the Company to offer such shares when acting solely on an agency basis for the purchase or sale of such shares. If you transact in Institutional Class shares through one of these programs, you may be required to pay a commission and/or other forms of compensation to the broker.

General. You may also purchase Shares of the Fund at the NAV per share next calculated after your order is received by the Transfer Agent in good order as described below. The Fund’s NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in the Fund is $100,000 and the minimum additional investment is $5,000. The minimum initial and subsequent investment requirements may be reduced or waived from time to time. For purposes of meeting the minimum initial purchase, purchases by clients which are part of endowments, foundations or other related groups may be combined. You can purchase Shares of the Fund only on days the NYSE is open and through the means described below. Shares may be purchased by principals and employees of a Co-Adviser and its subsidiaries and by their spouses and children either directly or through any trust that has the principal, employee, spouse or child as the primary beneficiaries, their individual retirement accounts, or any pension and profit-sharing plan of a Co-Adviser and its subsidiaries without being subject to the minimum investment limitations.

Initial Investment By Mail. Subject to acceptance by the Fund, an account may be opened by completing and signing an account application and mailing it to the Fund at the address noted below, together with a check payable to Boston Partners Global Equity Advantage Fund. All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

Regular Mail:	Overnight Mail:

Boston Partners Global Equity Advantage Fund	Boston Partners Global Equity Advantage Fund
c/o U.S. Bank Global Fund Services	c/o U.S. Bank Global Fund Services
P.O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Shares will be purchased at the NAV next computed after the time the application and funds are received in proper order and accepted by the Fund. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

Initial Investment By Wire. If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account

22

application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank N.A.
777 East Wisconsin Ave
Milwaukee WI 53202
ABA 075000022
Credit:
U.S. Bancorp Fund Services, LLC
Account #112-952-137
For Further Credit to:
Boston Partners Global Equity Advantage Fund
(shareholder registration)
(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

For Subsequent Investments – By wire

Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Telephone Purchase. Investors may purchase additional shares of the Fund by calling 1-888-261-4073. If you did not decline this option on your account application, and your account has been open for at least 15 calendar days, telephone orders, in amounts of $100 or more, will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If you order is received prior to 4 p.m. Eastern time, your shares will be purchased at the NAV calculated on the day your order is placed.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Additional Investments. Additional investments may be made at any time (minimum additional investment $5,000) by purchasing Shares of the Fund at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted under “Initial Investment by Mail” (payable to Boston Partners Global Equity Advantage Fund), by electronic funds transfer through the ACH network as indicated under “Telephone Purchase”, or by wiring monies as outlined under “Initial Investment by Wire.” Initial and/or additional purchases made by check or electronic funds transfer through the ACH network cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the date of purchase.

Automatic Investment Plan. Once your account has been opened with the initial minimum investment you may make additional purchases at regular intervals through an automatic investment plan (the “Automatic Investment Plan”). The Automatic Investment Plan provides a convenient method to have monies deducted from your bank account, for investment into the Fund, on a monthly, bi-monthly, quarterly, or semi-annual basis. In order to participate in the Automatic Investment Plan, each purchase must be in the amount of $5,000 or more, and your financial institution must be a member of the Automated Clearing House (ACH) network. If your bank rejects your payment, the Fund’s transfer agent will charge a $25 fee to your account. To begin participating in the Automatic Investment Plan, please complete the Automatic Investment Plan section on the account application or call the Fund’s transfer agent at 1-888-261-4073 for instructions. Any request to change or terminate your Automatic Investment Plan should be submitted to the Transfer Agent five (5) days prior to effective date.

23

Retirement Plans. The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-888-261-4073 for information on:

•	Individual Retirement Plan, including Traditional IRAs and Roth IRAs
•	Small Business Retirement Plans, including Simple IRAs and SEP IRAs
•	Coverdell Education Savings Accounts

There may be special distribution requirements for retirement accounts, such as required distributions or mandatory Federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.

Purchases in Kind. In certain circumstances, Shares of the Fund may be purchased “in kind” (i.e. in exchange for securities, rather than cash). The securities rendered in connection with an in-kind purchase must be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable in accordance with the Company’s valuation procedures. Securities accepted by the Fund will be valued, as set forth in this Prospectus, as of the time of the next determination of NAV after such acceptance. The Shares of the Fund that are issued to the investor in exchange for the securities will be determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. The Fund will not accept securities in exchange for its Shares unless such securities are, at the time of the exchange, eligible to be held by the Fund and satisfy such other conditions as may be imposed by a Co-Adviser or the Company. Purchases in-kind may result in the recognition of gain or loss for federal income tax purposes on the securities transferred to the Fund.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. Subject to the Board’s discretion, the Co-Advisers will monitor the Fund’s total assets and may decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund’s strategy. Subject to the Board’s discretion, the Co-Advisers may also choose to reopen the closed Fund to new investments at any time, and may subsequently close such Fund again should concerns regarding the Fund’s size recur. If the Fund closes to new investments, generally the closed Fund would be offered only to certain existing shareholders of the Fund and certain other persons, who are generally subject to cumulative, maximum purchase amounts, as follows:

a.  Fee-based advisory model programs or financial advisors who manage fee-based wrap accounts that systematically trade in and out of the closed Fund based on model portfolio allocations;

b.  Persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Company;

c.  Existing and future clients of registered investment advisers and planners whose clients already hold Shares of the closed Fund on transaction fee and non-transaction fee platforms;

d.  Existing and future clients of consultants whose clients already hold shares of the closed Fund;

e.  Certain financial intermediaries by arrangement with the Company;

f.  Employees of each Co-Adviser and their spouses, parents and children;

g.  Directors of the Company; and

h.  Defined contribution retirement plans of private employers and governed by ERISA or of state and local governments.

Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Co-Advisers, subject to the Board’s discretion, reserve the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

24

Purchases of the Shares will be made in full and fractional shares of the Fund calculated to three decimal places.

Each Co-Adviser is authorized to waive the minimum initial and subsequent investment requirements.

Good Order. A purchase request is considered to be in good order when the purchase request includes the name of the Fund, the dollar amount of shares to be purchased, your account application or investment stub, and a check payable to the Fund. Purchase requests not in good order may rejected.

Customer Identification Program. Please note that the Transfer Agent must verify certain information on your account application as part of the Company’s Anti-Money Laundering Program. You must supply your full name, date of birth, social security number and permanent street address. If you are opening the account in the name of a legal entity (e.g., partnership, limited liability company, business trust, corporation, etc.), you must also supply the identity of the beneficial owners. Mailing addresses containing only a P.O. Box will not be accepted. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor’s Shares and close an account in the event that an investor’s identity is not verified. The Company and its agents will not be responsible for any loss in an investor’s account resulting from the investor’s delay in providing all required identifying information or from closing an account and redeeming an investor’s Shares when an investor’s identity cannot be verified.

Redemption of Fund Shares

Normally, your investment professional will send your request to redeem Shares to the Transfer Agent. Consult your investment professional for more information. You can redeem some or all of your Fund Shares directly through the Fund only if the account is registered in your name.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

IRA and other retirement plan redemptions

If you have an IRA, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Shares held in IRA accounts may be redeemed by telephone at 1-888-261-4073. Investors will be asked whether or not to withhold taxes from any distribution.

Redemption By Mail. Your redemption request should be sent to:

Boston Partners Global Equity Advantage Fund
c/o U.S. Bank Global Fund Services
P. O. Box 701
Milwaukee, WI 53201-0701

If sent by overnight mail to:

Boston Partners Global Equity Advantage Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the Transfer Agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the

25

Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

•	If ownership is being changed on your account;
•	When redemption proceeds are payable or sent to any person, address or bank account not on record;
•	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days.

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Non-financial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Redemption By Telephone. In order to request a telephone redemption please call the Transfer Agent at 1-888-261-4073. You must have returned your account application containing a telephone election. Adding telephone redemption to an existing account may require a signature guarantee or other acceptable form of authentication from a financial institution source.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Involuntary Redemption. The Fund reserves the right to redeem a shareholder’s account in the Fund at any time the value of the account in the Fund falls below $500 as the result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed.

The Fund may assert the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by

26

reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Other Redemption Information. Redemption proceeds for Shares of the Fund recently purchased by check or electronic funds transfer through the ACH network may not be distributed until payment for the purchase has been collected, which may take up to fifteen calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option.

Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC. The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio securities. In stressed market conditions, redemption methods may include redeeming in kind.

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received in the redemption until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. A redemption request is considered to be in good order when the redemption request includes the name of the Fund, the number of shares or dollar amount to be redeemed, the account number, and signatures by all of shareholders whose names appear on the account registration with a signature guarantee, if applicable. Redemption requests not in good order may be delayed.

Exchange Privilege

The exchange privilege is available to shareholders residing in any state in which the Shares being acquired may be legally sold. The Boston Partners Investment Funds reserve the right, at their sole discretion, to change or discontinue the exchange privilege, or temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of the Funds. A shareholder may exchange Institutional Class Shares of the Fund for Institutional Class Shares in an identically registered account of another Boston Partners Investment Fund. Please contact the Transfer Agent at 1-888-261-4073 to obtain a copy of the prospectus for other Boston Partners Investment Funds. Such an exchange will be effected at the NAV of the exchanged Institutional Class Shares and the NAV of the Institutional Class Shares to be acquired next determined after the Transfer Agent’s receipt of a request for an exchange. An exchange of Shares of one Boston Partners Investment Fund for Shares of another Boston Partners Investment Fund will be treated as a sale for federal income tax purposes. A shareholder may make an exchange by sending a written request to the Transfer Agent or, if authorized, by telephone (see “Redemption by Telephone” above). Defined contribution plans are not subject to the above exchange limitations.

If the exchanging shareholder does not currently own Institutional Class Shares of the Fund, a new account will be established with the same registration, dividend and capital gain options as the account from which Shares are exchanged, unless otherwise specified in writing by the shareholder with all signatures guaranteed. See “Redemption by Mail” for information on signature guarantees. The exchange privilege may be modified or terminated at any time, or from time to time, by the Funds, upon 60 days’ written notice to shareholders.

If a shareholder wants to exchange Shares into a new account in the Fund, the dollar value of the Shares acquired must equal or exceed the Fund’s minimum investment requirement for a new account. If a shareholder wants to exchange Shares into an existing account, the dollar value of the Shares must equal or exceed the Fund’s minimum investment requirement for additional investments. If an amount remains in

27

the Fund from which the exchange is being made that is below the minimum account value required, the account will be subject to involuntary redemption.

In addition, beneficial holders with financial intermediary sponsored fee-based programs are eligible to exchange their shares in a particular share class of a Fund for Shares in a different share class of a Fund if the shareholder meets the eligibility requirement for that class of Shares or the shareholder is otherwise eligible to purchase that class of shares. Such an exchange will be affected at the NAV of the shares next calculated after the exchange request is received by the Transfer Agent in good order. Investors who hold Institutional Class Shares of any Boston Partners Investment Fund through a financial intermediary sponsored fee-based program, but who subsequently become ineligible to participate in the program or withdraw from the program, may be subject to conversion of their Institutional Class Shares by their program provider to another class of shares of the Fund having expenses (including Rule 12b-1 fees) that may be higher than the expenses of the Institutional Class Shares. Investors should contact their program provider to obtain information about their eligibility for the provider’s program and the class of shares they would receive upon such a conversion.

The Funds’ exchange privilege is not intended to afford shareholders a way to speculate on short-term movements in the market. Accordingly, in order to prevent excessive use of the exchange privilege, which may potentially disrupt the management of the Funds and increase transaction costs, the Funds have established a policy of limiting excessive exchange activity. Notwithstanding these limitations, the Funds reserve the right to reject any purchase request (including exchange purchases from other Boston Partners Investment Funds) that is deemed to be disruptive to efficient portfolio management.

Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise.

The Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually. The estimated amount of any annual distribution will be posted to www.boston-partners.com or a free copy may be obtained by calling 1-888-261-4073.

The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Fund’s distributions and dividends, whether received in cash or reinvested in additional Fund Shares, are subject to U.S. federal income tax.

All distributions will be reinvested in Fund shares unless you elect to receive cash. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current NAV, and to reinvest all subsequent distributions. You may change the distribution option on your account at any time. You should notify the Transfer Agent in writing or by telephone at least five (5) days prior to the next distribution.

Taxes

The following is a summary of certain United States tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual United States citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Federal Taxes of Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

28

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of the Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”), then all distributions paid by the Fund to individual shareholders will be taxed at long-term capital gains rates. But if less than 95% of the gross income of the Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121-day period beginning on the date that is 60 days before the Fund’s ex-dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend).The amount of the Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or non-qualified foreign corporations.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31.

It is expected that the Fund will be subject to foreign withholding or other foreign income taxes with respect to dividends or interest received from (and, in some cases, gains recognized on shares of stock of) non-U.S. companies. The Fund may, to the extent eligible, make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit, subject to applicable limitations, or (2) to take that amount as an itemized deduction.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. Only the portions of Fund dividends that are attributable to dividends the Fund receives from U.S. companies may qualify for this dividends-received deduction. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of the Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This adverse tax result is known as “buying into a dividend.”

Sales and Exchanges. You will generally recognize taxable gain or loss for federal income tax purposes on a sale, exchange or redemption of your shares, including an exchange for shares of another Boston Partners Investment Fund, based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

The Fund (or relevant broker or financial adviser) is required to compute and report to the Internal Revenue Service (“IRS”) and furnish to Fund shareholders cost basis information when such shares are sold or exchanged. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each

29

sale or exchange. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such shares were acquired with borrowed funds.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are “exempt recipients.” The current backup withholding rate is 24%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund’s net capital gains (the excess of net long-term capital gains over net short-term capital losses), dividends attributable to the Fund’s interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale, exchange or redemption of shares in the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor’s income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Fund.

Shares of the Fund have not been registered for sale outside of the United States and certain United States territories.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund’s distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

More information about taxes is contained in the SAI.

ADDITIONAL INFORMATION

Electronic Delivery

30

Consistent with the Fund’s commitment to environmental sustainability, you may sign up to receive quarterly statements, and tax forms statements electronically. You may also sign up to receive the Fund’s financial statements and Prospectuses electronically at www.boston-partners.com. You may change your delivery preference and resume receiving these documents through the mail at any time by updating your electronic delivery preferences at www.boston-partners.com or by contacting the Fund at 1-888-261-4073.

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-888- 261-4073 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholder, Inactive Accounts and Unclaimed Property

It is important that the Fund maintains a correct address for each shareholder.  An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund.  Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account.  If the Fund is unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Please proactively contact the Transfer Agent at 1-888-261-4073 (toll free) at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND’S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

31

FINANCIAL HIGHLIGHTS

Financial highlights information is not available because the Fund did not commence operations prior to the date of this prospectus.

32

PRIVACY NOTICE
FACTS	WHAT DOES THE BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•                Social Security number

•                account balances

•                account transactions

•                transaction history

•                wire transfer instructions

•                checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Boston Partners Global Equity Advantage Fund chooses to share; and whether you can limit this sharing.
Reasons we can share your personal information	Does the Boston Partners Global Equity Advantage Fund share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share.
For our affiliates’ everyday business purposes – information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share.
For our affiliates to market to you	Yes	Yes
For nonaffiliates to market to you	No	We don’t share.
Questions?	Call 1-888-261-4073

What we do
How does the Boston Partners Global Equity Advantage Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Boston Partners Global Equity Advantage Fund collect my personal information?

We collect your personal information, for example, when you

•              open an account

•              provide account information

•              give us your contact information

•              make a wire transfer

•              tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•              sharing for affiliates’ everyday business purposes-information about your creditworthiness

•              affiliates from using your information to market to you

•              sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

European Union’s General Data Protection Regulation

In addition to the above information, where applicable, you have the following rights under the European Union’s General Data Protection Regulation (“GDPR”) and U.S. Privacy Laws, as applicable and to the extent permitted by law, to

• Check whether we hold personal information about you and to access such data (in accordance with our policy)

• Request the correction of personal information about you that is inaccurate

• Have a copy of the personal information we hold about you provided to you or another “controller” where technically feasible

• Request the erasure of your personal information

• Request the restriction of processing concerning you

The legal grounds for processing of your personal information is for contractual necessity and compliance with law. If you wish to exercise any of your rights above, please call: 1-888-261-4073.

You are required to ensure the personal information we hold about you is up-to-date and accurate and you must notify us of any changes to the personal data you provided to us.

The Boston Partners Global Equity Advantage Fund shall retain your personal data for as long as you are an investor in the Fund and thereafter as long as necessary to comply with applicable laws that require the Fund to retain your personal data, such as the Securities and Exchange Commission’s data retention rules. Your personal data will be transferred to the United States so that the Fund may provide the agreed upon services for you. No adequacy decision has been rendered by the European Commission as to the data protection of your personal data when transferring it to the United States. However, the Fund does take the security of your personal data seriously.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates include:

•              ORIX Corporation

•              Boston Partners Securities, LLC

•              Campbell & Company, LP

•              Campbell Financial Services, LLC

•              Campbell & Company Delaware, LLC.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

•             The Boston Partners Global Equity Advantage Fund doesn’t share with nonaffiliates so they can market to you. The Boston Partners Global Equity Advantage Fund may share information with nonaffiliates that perform marketing services on our behalf.

Joint marketing

A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

•             The Boston Partners Global Equity Advantage Fund may share your information with other financial institutions with whom we have joint marketing arrangements who may suggest additional fund services or other investment products which may be of interest to you.

Controller	“Controller” means the natural or legal person, public authority, agency or other body which, alone or jointly with others, determines the purposes and means of the processing of personal data; where the purposes and means of such processing are determined by European union or European Member state law, the controller or the specific criteria for its nomination may be provided for by European union or European Member state law.

BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND of The RBB Fund, Inc.

1-888-261-4073

For More Information:

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Boston Partners Global Equity Advantage Fund is available free of charge, upon request, including:

Annual/Semi-Annual Reports

Once available, additional information about the Fund’s investments is available in the Fund’s annual and semiannual reports to shareholders. The annual report will contain a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during their most recently completed fiscal year.

Statement of Additional Information

The Fund’s SAI, dated May 22, 2019, has been filed with the SEC. The SAI, which includes additional information about the Boston Partners Global Equity Advantage Fund, may be obtained free of charge, along with the annual and semi-annual reports, by calling 1-888-261-4073. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus (and is legally part of the prospectus). The SAI is available at www.boston-partners.com.

Shareholder Inquiries

Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 9:00 a.m. to 8:00 p.m. (Eastern time) Monday-Friday. Call: 1-888-261-4073 or visit the website at www.boston-partners.com.

Purchases and Redemptions

Call 1-888-261-4073

Written Correspondence

Street Address:

Boston Partners Global Equity Advantage Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202

P.O. Box Address:

Boston Partners Global Equity Advantage Fund, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701

Securities and Exchange Commission

You may also view and copy information about the Company and the Fund, including the SAI, by visiting the SEC’s Internet site at www.sec.gov.You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov.

INVESTMENT COMPANY ACT FILE NO. 811-05518

STATEMENT OF

ADDITIONAL INFORMATION

BOSTON PARTNERS GLOBAL EQUITY ADVANTAGE FUND

of

The RBB Fund, Inc.

Institutional Class: BPCIX

May 22, 2019

This Statement of Additional Information (“SAI”) provides information about the Boston Partners Global Equity Advantage Fund (the “Fund”). The Fund is a series of The RBB Fund, Inc. (the “Company”). This information is in addition to the information contained in the Fund’s Prospectus dated May 22, 2019 (the “Prospectus”).

This SAI is not a prospectus. This SAI is intended to provide you with additional information regarding the activities and operations of the Fund and the Company, and it should be read in conjunction with the Prospectus. Copies of the Prospectus and Annual and Semi-Annual Reports (when available) may be obtained by calling toll-free 1-888-261-4073.

GENERAL INFORMATION

The Company is an open-end management investment company currently consisting of 34 separate portfolios. The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988. This SAI pertains to the Institutional Class shares representing interests in the Boston Partners Global Equity Advantage Fund, a non-diversified portfolio which is offered by the Prospectus.

PRINCIPAL INVESTMENT INSTRUMENTS AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Fund. To the extent an investment policy is discussed in this SAI but not in the Prospectus, such policy is not a principal policy of the Fund.

The Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in a non-diversified portfolio of equity and equity-related securities issued by U.S. and non-U.S. companies of any capitalization size. The Fund defines non-U.S. companies as companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from businesses, investments or sales, outside of the United States. Under normal market conditions, the Fund invests significantly (ordinarily at least 40% — unless market conditions are not deemed favorable by the Fund, in which case the Fund would invest at least 30%) in non-U.S. companies. The Fund will allocate its assets among various regions and countries, including the United States (but in no less than three different countries). The Fund also seeks to diversify its overall portfolio by investing approximately 20% of its assets in the Campbell Advantage strategy, a systematic trend following program, which is diversified across global futures and forwards markets (types of derivative instruments).

Boston Partners Global Investors, Inc. (“Boston Partners” or a “Co-Adviser”) and Campbell & Company Investment Adviser LLC (“Campbell” or a “Co-Adviser”) serve as the investment advisers to the Fund.

The Co-Advisers may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

Bank and Corporate Obligations. The Fund may purchase obligations of issuers in the banking industry, such as short-term obligations of bank holding companies, certificates of deposit, bankers’ acceptances and time deposits issued by U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. Investment in obligations of foreign banks or foreign branches of U.S. banks may entail risks that are different from those of investments in obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. The Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its total assets.

The activities of banks are subject to extensive regulations which may limit both the amount and types of loans that may be made and the interest rates that may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and costs of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties play an important part in the operation of this industry.

The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations that are rated at the time of purchase within the three highest ratings categories of S&P Global Ratings (“S&P”), Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) or Moody’s Investors, Inc. (“Moody’s”) (or which, if unrated, are determined by a Co-Adviser to be of comparable quality). Unrated securities will be determined to be of comparable quality to rated debt obligations if, among other things, other outstanding obligations of the issuers of such securities are rated A or better. See Appendix A to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

1

Borrowing. The Fund may borrow up to 33⅓% of its total assets. A Co-Adviser intends to borrow only for temporary or emergency purposes, including to meet portfolio redemption requests so as to permit the orderly disposition of portfolio securities, or to facilitate settlement transactions on portfolio securities. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. The Fund expects that some of its borrowings may be made on a secured basis. In such situations, either the custodian will segregate the pledged assets for the benefit of the lender or arrangements will be made with a suitable subcustodian, which may include the lender. If the securities held by the Fund should decline in value while borrowings are outstanding, the net asset value (“NAV”) of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value suffered by the Fund’s securities. As a result, the Fund’s share price may be subject to greater fluctuation until the borrowing is paid off. The Fund’s short sales and related borrowings are not subject to the restrictions outlined above. Under the 1940 Act, the Fund will be required to maintain asset coverage of at least 300% for borrowings from a bank. In the event that such asset coverage is below 300%, the Fund will be required to reduce the amount of its borrowings to obtain 300% asset coverage within three business days.

Commodity-Linked Investments. The Fund may attempt to provide exposure to the returns of real assets that trade in the commodity markets without direct investment in real assets. Real assets include oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. Commodity-linked derivative instruments include commodity index-linked securities and other derivative instruments that provide exposure to the investment returns of the commodities markets. Commodity-linked investments may be more volatile and less liquid than the underlying instruments and their value may be affected by the performance of commodities as well as weather, tax, and other regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease, embargoes, acts of war or terrorism.

The Fund may invest in commodity-linked derivative instruments such as commodity-linked structured notes. The Fund may invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on some multiple of the performance of the index, and this embedded leverage will magnify the positive and negative return the Fund earns from these notes as compared to the index. The principal and/or interest payments of commodity-linked derivatives are tied to the value of a real asset or commodity index. Structured notes may be structured by the issuer and the purchaser of the note. The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Fund economically to movements in commodity prices.

Convertible Securities and Preferred Stocks. The Fund may invest in convertible securities. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities; they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers. Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable nonconvertible securities. Investments in convertible securities generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities have unique investment characteristics; in that they generally: (1) have higher yields than common stocks, but lower yields than comparable non-convertible securities; (2) are less subject to fluctuation in value than the underlying stock since they have fixed income characteristics; and (3) provide the potential for capital appreciation if the market price of the underlying common stock increases.

The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining

2

as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.

A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, that Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Fund does not presently intend to invest more than 10% of its net assets in convertible securities or securities received by the Fund upon conversion thereof.

Preferred stocks are securities that represent an ownership interest in an issuer and provide their owner with claims on the company’s earnings and assets prior to the claims of owners of common stocks but after those of bond owners. Preferred stocks in which the Fund may invest include sinking fund, convertible, perpetual fixed and adjustable rate (including auction rate) preferred stocks. There is no minimum credit rating applicable to the Fund’s investment in preferred stocks and securities convertible into or exchangeable for common stock.

Equity Markets. The Fund invests primarily in equity markets at all times. Equity markets can be highly volatile, so that investing in the Fund involves substantial risk.

Exchange-Traded Funds (ETFs). The Fund may invest in open-end investment companies whose shares are listed for trading on a national securities exchange or the Nasdaq Market System. ETF shares typically trade like shares of common stock and provide investment results that generally correspond to the price and yield performance of the component stocks of a widely recognized index such as the S&P 500® Index. There can be no assurance, however, that this can be accomplished as it may not be possible for an ETF to replicate the composition and relative weightings of the securities of its corresponding index. Additionally, some ETFs are actively-managed by an investment adviser and/or sub-advisers and do not seek to provide investment results that correspond to an index.

ETFs are subject to risks of an investment in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of such investment. Actively-managed ETFs may not perform as well as its investment adviser and/or sub-advisers expect and/or the actively-managed ETFs portfolio management practices do not work to achieve their desired result. Individual shares of an ETF are generally not redeemable at their NAV, but trade on an exchange during the day at prices that are normally close to, but not the same as, their NAV. There is no assurance that an active trading market will be maintained for the shares of an ETF or that market prices of the shares of an ETF will be close to their NAVs.

Investments in securities of ETFs beyond the limitations set forth in Section 12(d)(1)(A) of the 1940 Act are subject to certain terms and conditions set forth in an exemptive order issued by the SEC to the exchange-traded fund. Section 12(d)(1)(A) states that a mutual fund may not acquire shares of other investment companies, such as ETFs, in excess of: 3% of the total outstanding voting stock of the investment company; 5% of its total assets invested in the investment company; or more than 10% of the fund’s total assets were to be invested in the aggregate in all investment companies. The purchase of shares of ETFs may result in duplication of expenses, including advisory fees, in addition to the Fund’s own expenses.

The Fund may also acquire investment company shares received or acquired as dividends, through offers of exchange or as a result of reorganization, consolidation or merger. The purchase of shares of other investment companies may result in duplication of expenses such that investors indirectly bear a proportionate share of the expenses of such mutual funds including operating costs and investment advisory and administrative fees.

Foreign Securities. The Fund may invest in securities of foreign issuers either directly or through American Depositary Receipts (“ADRs”) Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or

3

International Depositary Receipts (“IDRs”). ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. GDRs, EDRs and IDRs are securities that represent ownership interests in a security or pool of securities issued by a non-U.S. or U.S. corporation. Depositary receipts may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and the depositary, whereas an unsponsored facility is established by the depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all of the costs of the unsponsored facility. The depositary of an unsponsored facility is frequently under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities. The depositary of unsponsored depositary receipts may provide less information to receipt holders. Investments in depositary receipts do not eliminate the risks in investing in foreign issuers. The underlying security may be subject to foreign government taxes, which would reduce the yield on such securities.

Investments in foreign securities involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. Foreign investments may include additional risks associated with currency exchange rates and less complete financial information about the issuers, market liquidity and political stability. Volume and liquidity in most foreign bond markets are less than in the United States and volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Fund securities due to settlement problems could result either in declines in value of the securities, or, if the Fund has entered into a contract to sell the securities, could result in possible liability to the purchaser. Individual foreign economies may differ from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges and there is generally less government supervision and regulation of securities exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.

The Fund values its securities and other assets in U.S. dollars. As a result, the NAV of the Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s securities in the various local markets and currencies. A change in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could affect the price of the Fund’s securities in their local markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency.

The Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The Fund may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations, but pay interest in U.S. dollars and are typically issued in the United States.

4

European countries can be affected by the significant fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several European Union (“EU”) countries, including Greece, Ireland, Italy, Spain and Portugal, have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In June of 2016, the United Kingdom (the “UK”) approved a referendum to leave the EU, commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound and heightened risk of continued worldwide economic volatility. Pursuant to Article 50 of the Treaty of Lisbon, the UK gave notice in March 2017 of its withdrawal from the EU and commenced negotiations on the terms of withdrawal. It is unclear what the potential consequences may be. In addition, it is possible that measures could be taken to revote the issue of the withdrawal, or that regions of the UK could seek to separate and remain a part of the EU. As a result of the scheduled withdrawal, the Fund may be exposed to volatile trading markets and significant and unpredictable currency fluctuations over a short period of time, and potentially lower economic growth in the UK, Europe and globally. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately affected by Brexit. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively affect the Fund’s investments in securities of issuers located in the EU. The effects of these actions, especially if they occur in a disorderly fashion, are not clear but could be significant and far-reaching. Negotiations are ongoing and subject to further developments.

Forward Commitment and When-Issued Transactions. The Fund may purchase or sell securities on a when-issued or forward commitment basis (subject to its investment policies and restrictions). These transactions involve a commitment by the Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will not enter into such transactions for the purpose of leverage.

When-issued purchases and forward commitments enable the Fund to lock in what is believed by the Co-Adviser to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For instance, in periods of rising interest rates and falling prices, the Fund might sell securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, the Fund might sell securities it owns and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. When-issued securities or forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date.

The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value are reflected in the computation of the Fund’s NAV starting on the date of the agreement to purchase the securities, and the Fund is subject to the rights and risks of ownership of the securities on that date. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund’s NAV as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place within two months after the date of the transaction, but the Fund may agree to a longer settlement period.

The Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment. The Fund also may sell securities it has committed to purchase before those securities are delivered to

5

the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions, and its distributions from any net realized capital gains will be taxable to shareholders.

When the Fund purchases securities on a when-issued or forward commitment basis, the Fund or its custodian will maintain in a segregated account cash or liquid securities having a value (determined daily) at least equal to the amount of the Fund’s purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

Forward Foreign Currency Transactions. The Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates or to seek to increase total return. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in financial instruments denominated or quoted in a different currency or to seek to increase total return. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

The Fund may terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency and the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund’s transactions in forward contracts will be limited to those described above. The Fund is not required to enter into such transactions with regard to its foreign currency quoted or denominated instruments, and the Fund will not do so unless deemed appropriate by Campbell.

The Fund is required to “cover” its forward contracts position in order to limit leveraging and related risks. To cover its position, the Fund may segregate (and mark-to-market on a daily basis) cash or liquid assets that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the forward contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio holdings. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may enter into agreements with a futures commission merchant (“FCM”) which require the FCM to accept physical settlement for certain financial instruments. If this occurs, the Fund would treat the financial instrument as being cash-settled for purposes of determining the Fund’s coverage requirements. The SEC has not declared whether or not the use of such agreements are sufficient for the purpose of compliance with Section 18 of the 1940 Act. There is a risk, therefore, that the SEC may deem the use of such agreements as insufficient and that the Fund may not be permitted to continue to gain exposure to these contracts through the use of such agreements.

The Fund uses forward contracts as a method of protecting against a decline in the value of a currency but does not eliminate fluctuations in the underlying prices of the investments and establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible. Short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets but reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

6

Forward contracts used to reduce currency exchange rate risks or to increase total return involve certain other risks. Unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be imperfect correlation between the Fund’s portfolio holdings denominated in a particular currency and forward contracts entered into by the Fund, causing the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. A default on a forward foreign currency exchange contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

The Fund’s foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

Foreign Currency Hedging Strategies. A “settlement hedge” or “transaction hedge” is designed to protect the Fund against an adverse change in foreign currency values between the date an instrument is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the instrument. The Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling instruments denominated in foreign currency, even if it has not yet selected the specific investments.

The Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in values caused by other factors. The Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which the Fund’s investment is denominated. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the instruments that the Fund owns or intends to purchase or sell, they establish a rate of exchange that one can achieve at some future point in time. These techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

The Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its holdings are not then denominated. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “crosshedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause the Fund to assume the risk of fluctuations in the value of the currency it purchases. Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

The market value of portfolio holding at the expiration or maturity of a forward or futures contract cannot be forecast with precision and the Fund may have to transact additional foreign currency on the spot market.

There can be no assurance that any foreign currency hedge will be effective or that there will be a hedge in place at any given time.

Futures and Options on Futures. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a financial instrument at a future time and at a price. An option on a futures

7

contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of financial instruments held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

The Fund is subject to regulation by the CFTC as a commodity pool and Campbell’s parent, Campbell & Company, LP (“Campbell & Company”) is subject to regulation by the CFTC as a commodity pool operator (“CPO”) for the Fund under the Commodity Exchange Act (“CEA”). Campbell & Company does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 for the Fund.

Transactions in futures and options by the Fund are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options which the Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by Campbell. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

An index futures contract is a bilateral agreement where two parties agree to take or make delivery of an amount of cash equal to a specified currency amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks. To cover its position, the Fund may segregate (and mark-to-market on a daily basis) cash or liquid assets that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio holdings. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund may enter into agreements with a FCM which require the FCM to accept physical settlement for certain financial instruments. If this occurs, the Fund would treat the financial instrument as being cash-settled for purposes of determining the Fund’s coverage requirements. The SEC has not declared whether or not the use of such agreements are sufficient for the purpose of compliance with Section 18 of the 1940 Act. There is a risk, therefore, that the SEC may deem the use of such agreements as insufficient and that the Fund may not be permitted to continue to gain exposure to these contracts through the use of such agreements.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will segregate cash or liquid assets equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid assets equal in value to the difference between the strike

8

price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid assets equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on Campbell’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the instruments held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Investing in Emerging Markets, including Asia and Eastern Europe. The Fund may invest in securities of issuers located in emerging markets. Securities in emerging markets are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging market issuers than is available about issuers in the United States.

Emerging markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. Certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging markets may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to value accurately its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Antiquated legal systems in certain emerging markets may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation for acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging markets. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging markets may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the

9

expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The economies of emerging countries may differ unfavorably from the U.S. economy in growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports. The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates.

Investing in Frontier Countries. Frontier markets are a sub-set of emerging market countries. Frontier market countries generally have smaller economies or less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier countries. The economies of frontier countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. These factors make investing in frontier countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s NAV to decline.

Investments in China A-shares. The Fund may invest in equity securities of companies domiciled in the People’s Republic of China (“PRC”) that are listed and traded on the Shanghai Stock Exchange and the Shenzhen Stock Exchange (“China A-shares”). Historically, foreign investors have been restricted from investing in China A-shares, other than through a license granted under regulations in the PRC that permits investment in China A-shares only up to a specified quota. In November 2014, Hong Kong Exchanges and Clearing Limited (“HKEx”), the Shanghai Stock Exchange and China Securities Depository and Clearing Corporation Limited (“ChinaClear”) launched the Shanghai-Hong Kong Stock Connect program, an investment channel that established cross-border, mutual stock market access. The Shenzhen-Hong Kong Stock Connect program (together with the Shanghai-Hong Kong Stock Connect program, “Stock Connect”) launched in 2016. Stock Connect provides foreign investors, such as the Fund, access to invest in China A-shares through their brokers in Hong Kong without obtaining a license.

Investments in Chinese securities involve the risks of investing in emerging markets, which may include an authoritarian government, nationalization or expropriation of private assets, less developed markets and currency devaluations. China A-shares are settled only in Renminbi (“RMB”), which may subject the Fund to the risk of currency fluctuations. Trading on the Shanghai Stock Exchange and the Shenzhen Stock Exchange is also subject to

10

daily price limits. Orders for China A-shares may not vary from the previous day’s closing price by more than 10%. There can be no assurance that a liquid market will exist for any particular China A-share.

Investments through Stock Connect may be subject to additional risks. Stock Connect recently launched and regulations governing access to and use of Stock Connect are untested. The regulations are subject to change and there is no certainty as to how the regulations will be applied or interpreted. Regulators in the PRC or Hong Kong may issue additional regulations that affect a foreign investor’s ability to transact in China A-shares through Stock Connect, which regulations may adversely affect the Fund. Investments in China A-shares through Stock Connect are subject to Chinese securities regulations and listing rules. Securities regulations implemented in the PRC and Hong Kong differ significantly and trading through Stock Connect may give rise to issues based on these differences. Different fees, costs and taxes are imposed on foreign investors acquiring China A-shares through Stock Connect, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.

The Hong Kong Securities Clearing Company Limited, a wholly-owned subsidiary of HKEx (“HKSCC”), and ChinaClear are responsible for the clearing, settlement and the provision of depository, nominee and other related services for trades initiated by investors in their respective markets. China A-shares purchased by a foreign investor through Stock Connect are held in an omnibus account registered in the name of HKSCC, as nominee on behalf of investors. The nature and rights, and methods of enforcing any rights, of the Fund as beneficial owner of China A-shares held through HKSCC as nominee are not well-defined under PRC law. There is lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under PRC law and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of the Fund under PRC law is also uncertain. In the event that HKSCC becomes subject to winding up proceedings in Hong Kong there is a risk that the China A-shares may not be regarded as held for the beneficial ownership of the Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the China A-shares held in its omnibus stock account at ChinaClear, ChinaClear as the share registrar for China A-shares will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such China A-shares. HKSCC monitors the corporate actions affecting China A-shares and keeps participants of HKEx’s Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to the HKSCC through participants of the CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant listed company.

The Fund’s investments in China A-shares through Stock Connect are not covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since the Fund is carrying out trading in China A-shares through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Fund in the PRC.

Trading through Stock Connect may only be done on days when both PRC and Hong Kong markets are open for trading and when banking services in both markets are available on the corresponding settlement days. If either market is closed, the Fund will not be able to buy or sell China A-shares through Stock Connect in a timely manner. Therefore, an investment in China A-shares through Stock Connect may subject the Fund to the risk of price fluctuations on days where the Chinese market is open, but Stock Connect is not trading. Additionally, same day trading in China A-shares is not permitted. China A-shares will settle on the trade date (T), with cash settlement on the following day (T+1). An investor transacting in China A-shares must have a cash amount not less than the purchase price, or a number of shares not less than the size of the sell order, in its brokerage account on the day prior to the trade date. If an investor does not have sufficient funds or shares in its account, the investor’s buy or sell order will be rejected. The Hong Kong Stock Exchange conducts pre-trading checks to ensure compliance with these requirements.

Foreign investors trading China A-shares through Stock Connect are not subject to any individual investment quotas on trading activity, but are subject to daily quotas on the level of all trading activity through Stock Connect on a “net buy” basis. The Hong Kong Stock Exchange tracks daily trading activity in China A-shares through Stock Connect in real time. If trading activity on any given day exceeds the daily quota, buy orders will not be accepted for

11

the rest of that trading day, unless cancellation orders result in a positive daily quota balance during the trading day. Investors may continue to sell China A-shares or input order cancellation requests after the daily quota has been exceeded. The investment quotas may restrict the Fund from investing in China A-shares on a timely basis, which could adversely affect the Fund’s ability to effectively pursue its investment strategy, and such quotas are subject to change.

China A-shares purchased through Stock Connect may only be sold through Stock Connect and are not otherwise transferable. China A-shares designated as eligible for trading through Stock Connect may lose such designation at any time, and thereafter may be sold, but not purchased, through Stock Connect. Moreover, since all trades of eligible China A-shares through Stock Connect must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

Initial Public Offerings. The Fund may purchase stock in an initial public offering (“IPO”). An IPO is a company’s first offering of stock to the public. Risks associated with IPOs may include considerable fluctuation in the market value of IPO shares due to certain factors, such as the absence of a prior public market, unseasoned trading, a limited number of shares available for trading, lack of information about the issuer and limited operating history. The purchase of IPO shares may involve high transaction costs. When the Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. In addition, the Co-Adviser cannot guarantee continued access to IPOs.

Investment Company Securities. The Fund may invest in securities issued by other investment companies to the extent permitted by the 1940 Act. Under the 1940 Act, the Fund’s investments in such securities currently are limited to, subject to certain exceptions, (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund’s total assets with respect to any one investment company and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Investments in the securities of other investment companies will involve duplication of advisory fees and certain other expenses. Rule 12d1-1 under the 1940 Act permits the Fund to invest an unlimited amount of its uninvested cash in a money market fund so long as, among other things, said investment is consistent with the Fund’s investment objectives and policies. As a shareholder in an investment company, the Fund would bear its pro rata portion of the investment company’s expenses, including advisory fees, in addition to its own expenses.

Lending of Portfolio Securities. The Fund may lend its portfolio securities to financial institutions in accordance with the investment restrictions described below. Such loans would involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Co-Adviser to be of good standing and only when, in the Co-Adviser’s judgment, the income to be earned from the loans justifies the attendant risks. Any loans of the Fund’s securities will be fully collateralized and marked to market daily. The Fund does not have the right to vote loaned securities. The Fund will attempt to call all loaned securities back to permit the exercise of voting rights, if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

Margin Deposits and Cover Requirements. Unlike the purchase or sale of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in

12

value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, Campbell may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

The Fund will comply with guidelines established by the SEC with respect to coverage of forwards, futures, swaps and options. For example, when entering into a contract that must be cash settled, the Fund will cover (and mark-to-market on a daily basis) its position, when added to the amounts deposited with a futures commission merchant as margin, are equal to the daily mark-to-market obligation, rather than the notional value of the contract.

When entering into a contract that does not need to be settled in cash, the Fund is also required to “cover” its position in order to limit leveraging and related risks. To cover its position, the Fund may segregate (and mark-to-market on a daily basis) cash or liquid assets that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio holdings. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

The Fund may enter into agreements with a FCM which require the FCM to accept physical settlement for certain financial instruments. If this occurs, the Fund would treat the financial instrument as being cash-settled for purposes of determining the Fund’s coverage requirements. The SEC has not declared whether or not the use of such agreements are sufficient for the purpose of compliance with Section 18 of the 1940 Act. There is a risk, therefore, that the SEC may deem the use of such agreements as insufficient and that the Fund may not be permitted to continue to gain exposure to these contracts through the use of such agreements.

The Fund may also cover its position in relation to forwards, futures, swaps and options through ownership of the underlying financial instrument, commodity index, or currency or by other portfolio positions or by other means consistent with applicable regulatory policies.

Market Fluctuation. The market value of the Fund’s investments and the Fund’s NAV will change in response to market conditions affecting the value of its portfolio securities. When interest rates decline, the value of fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate loans are reset periodically, yields on investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. Because the investment alternatives available to the Fund may be limited by the specific objective of the Fund, investors should be aware that an investment in the Fund may be subject to greater market fluctuation than an investment in a portfolio of securities representing a broader range of investment alternatives. In view of the specialized nature of the investment activities of the Fund, an investment in the Fund should not be considered a complete investment program.

Micro-Cap, Small-Cap and Mid-Cap Stocks. The Fund may invest in securities of companies with micro-, small- and mid-size capitalizations which tend to be riskier than securities of companies with large capitalizations. Micro-, small- and mid-cap companies typically have smaller product lines and less access to liquidity than large cap companies, and are more sensitive to economic downturns. Growth prospects of micro-, small- and mid-cap companies tend to be less certain than large cap companies, and the dividends paid on micro-, small- and mid-cap stocks are frequently negligible. Micro-, small- and mid-cap stocks have, on occasion, fluctuated in the opposite direction of

13

large cap stocks or the general stock market. Securities of micro-, small- and mid-cap companies tend to be more volatile than those of large-cap companies. The market for micro- and small-cap securities may be thinly traded and as a result, greater fluctuations in the price of micro- and small-cap securities may occur.

Options. The Fund may purchase and write put and call options on indices, currencies, commodities or other financial instruments and enter into related closing transactions. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying instrument at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying instrument at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. Call options on foreign currency written by the Fund will be “covered” as set out below.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The Fund may enter into agreements with a FCM which require the FCM to accept physical settlement for certain financial instruments. If this occurs, the Fund would treat the financial instrument as being cash-settled for purposes of determining the Fund’s coverage requirements. Similarly, the Fund may enter into agreements with counterparties which require the counterparty to settle currency forward contracts in US Dollar, rather than the deliverable currency. If this occurs, the Fund would treat the financial instrument as being cash-settled for purposes of determining the Fund’s coverage requirements. The SEC has not declared whether or not the use of such agreements are sufficient for the purpose of compliance with Section 18 of the 1940 Act. There is a risk, therefore, that the SEC may deem the use of such agreements as insufficient and that the Fund may not be permitted to continue to gain exposure to these contracts through the use of such agreements.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same instrument with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying instrument until the option expires or the Fund delivers the instrument upon exercise.

The Fund may purchase options to protect against a decline in the market value of the holdings in its portfolio, to anticipate an increase in the market value of instruments that the Fund may seek to purchase in the future or to seek to increase total return. The Fund purchasing options pays a premium therefore. If price movements in the underlying instruments are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s instruments or by a decrease in the cost of acquisition of instruments by the Fund.

The Fund may write covered call options as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying instruments do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying instruments to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying instruments at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for

14

exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. The SEC believes that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying instrument. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying instrument and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual instruments, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the instruments underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying instrument.

Portfolio Turnover. Those investment strategies that require periodic changes to portfolio holdings with the expectation of outperforming equity indices are typically referred to as “active” strategies. These strategies contrast with “passive” (“index”) strategies that buy and hold only the stocks in the equity indices. Passive strategies tend to trade infrequently—only as the stocks in the indices change (largely due to changes in the sizes of the companies in the indices, takeovers or bankruptcies). Most equity mutual funds pursue active strategies, which have higher turnover than passive strategies.

The generally higher portfolio turnover of active investment strategies can adversely affect taxable investors, especially those in higher marginal tax brackets, in two particularly significant ways. First, short-term capital gains, which often accompany higher turnover investment strategies, are currently taxed at ordinary income rates. Ordinary income tax rates are generally higher than long-term capital gain tax rates. Thus, the tax liability is often higher for investors in active strategies. Second, the more frequent realization of gains caused by higher turnover investment strategies means that taxes will be paid sooner. Such acceleration of the tax liability is financially more costly to investors. Less frequent realization of capital gains allows the payment of taxes to be deferred until later years, allowing more of the gains to compound before taxes are paid. Consequently, after-tax compound rates of return will generally be higher for taxable investors using investment strategies with very low turnover, compared with high turnover strategies. The difference is particularly large when the general market rates of return are higher than average.

There are no limitations on the length of time that securities must be held by the Fund and the Fund’s annual portfolio turnover rate may vary significantly from year to year. A high rate of portfolio turnover (100% or more) involves correspondingly greater transaction costs, which must be borne by the applicable Fund and its shareholders.

In determining such portfolio turnover, U.S. government securities and all other securities (including options) which have maturities at the time of acquisition of one year or less (“short-term securities”) are excluded. The annual portfolio turnover rate is calculated by dividing the lesser of the cost of purchases or proceeds from sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned by the Fund during the year. The monthly average is calculated by totaling the values of the portfolio securities as of the beginning and end of the first month of the year and as of the end of the succeeding 11 months and dividing the sum by 13. A turnover rate of 100% would occur if all of the Fund’s portfolio securities (other than short-term securities) were replaced once in a period of one year. If the Fund were to write a substantial number of options, which are exercised, the portfolio turnover rate of the Fund would increase. Increased portfolio turnover results in increased brokerage costs, which the Fund must pay, and the possibility of more short-term gains, distributions of which are taxable as ordinary income.

The Fund will trade its portfolio securities without regard to the length of time for which they have been held. To the extent that the Fund’s portfolio is traded for short-term market considerations and portfolio turnover rate exceeds 100%, the annual portfolio turnover rate of the Fund could be higher than most mutual funds.

Real Estate Investment Trust Securities. The Fund may invest in real estate investment trusts (“REITs”). REITs generally invest directly in real estate, in mortgages or in some combination of the two. Individual REITs may own a limited number of properties and may concentrate in a particular region or property type. A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively

15

eliminating corporate level Federal income tax and making the REIT a pass-through vehicle for Federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

Generally, REITs can be classified as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. The values of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. Unexpected high rates of default on the mortgages held by a mortgage pool may adversely affect the value of a mortgage-backed security and could result in losses to a mortgage REIT. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. To the extent that a mortgage REIT’s portfolio is exposed to lower-rated, unsecured or subordinated instruments, the risk of loss may increase, which may have a negative impact on the Fund.

The REITs in which the Fund may invest may be affected by economic forces and other factors related to the real estate industry. REITs are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. REITS whose underlying assets include long-term health care properties; such as nursing, retirement and assisted living homes, may be impacted by federal regulations concerning the health care industry. The Fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Fund. The Fund is also subject to the risk that the REITs in which it invests will fail to qualify for tax-free pass-through of income under the Code, and/or fail to qualify for an exemption from registration as an investment company under the 1940 Act. Mortgage REITs may be affected by the quality of the credit extended. A REIT’s return may be adversely affected when interest rates are high or rising.

Investing in REITs may involve risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have been more volatile in price than the larger capitalization stocks included in the S&P 500®.

Restricted and Illiquid Securities. The Fund may not invest more than 15% of its net assets in illiquid securities, which are defined as securities which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Illiquid securities include securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid securities include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency, mortgage and credit default swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. With respect to the Fund, repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

16

The Fund may purchase securities which are not registered under the Securities Act but which may be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by a Co-Adviser that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

The Co-Advisers will monitor the liquidity of Restricted Securities held by the Fund under the supervision of the Company’s Board of Directors (the “Board”). In reaching liquidity decisions, a Co-Adviser may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

In October 2016, the SEC adopted a liquidity risk management rule, Rule 22e-4 (the “Liquidity Rule”), that requires the Fund to establish a liquidity risk management program by December 1, 2018, although certain requirements under the rule will not go into effect until June 1, 2019. The impact the Liquidity Rule will have on the Fund is not yet fully known, but the Liquidity Rule could impact the Fund’s performance and its ability to achieve its investment objective. If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required, to the SEC.

Risk Considerations of Medium Grade Securities. Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by the Fund is subsequently downgraded below investment grade, a Co-Adviser will consider such event in its determination of whether the Fund should continue to hold the security.

Special Situation Companies. The Fund may invest in “Special Situations.” The term “Special Situation” shall be deemed to refer to a security of a company in which an unusual and possibly non-repetitive development is taking place which, in the opinion of the investment adviser of the Fund, may cause the security to attain a higher market value independently, to a degree, of the trend in the securities market in general. The particular development (actual or prospective), which may qualify a security as a “Special Situation,” may be one of many different types.

Such developments may include, among others, a technological improvement or important discovery or acquisition which, if the expectation for it materialized, would effect a substantial change in the company’s business; a reorganization; a recapitalization or other development involving a security exchange or conversion; a merger, liquidation or distribution of cash, securities or other assets; a breakup or workout of a holding company; litigation which, if resolved favorably, would improve the value of the company’s stock; a new or changed management; or material changes in management policies. A “Special Situation” may often involve a comparatively small company, which is not well known, and which has not been closely watched by investors generally, but it may also involve a large company. The fact, if it exists, that an increase in the company’s earnings, dividends or business is expected, or that a given security is considered to be undervalued, would not in itself be sufficient to qualify as a “Special Situation.” The Fund may invest in securities (even if not “Special Situations”) which, in the opinion of the investment adviser of the Fund, are appropriate investments for the Fund, including securities which the investment adviser of the Fund believes are undervalued by the market. The Fund shall not be required to invest any minimum percentage of its aggregate portfolio in “Special Situations,” nor shall it be required to invest any minimum percentage of its aggregate portfolio in securities other than “Special Situations.”

17

Securities of Unseasoned Issuers. The Fund may invest in securities of unseasoned issuers, including equity securities of unseasoned issuers which are not readily marketable, to the extent consistent with the Fund’s primary investment strategies as set forth in the Prospectus and with the Fund’s policy on investments in illiquid securities.

Securities Lending. The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). The Fund will not lend portfolio securities to the Co-Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 102% of the current market value of the loaned domestic securities (105% of loaned foreign securities) by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated or, to the extent consistent with the 1940 Act or the rules and SEC interpretations thereunder, affiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. The Fund does not have the right to vote loaned securities. The Fund will attempt to call all loaned securities back to permit the exercise of voting rights on material matters, if time and jurisdictional restrictions permit. There is no guarantee that all loans can be recalled.

Short Sales. As consistent with the Fund’s investment objective, the Fund may each enter into short sales that are “uncovered”. Uncovered short sales are transactions in which the Fund sells an instrument it does not own. To complete such a transaction, the Fund must borrow the instrument to make delivery to the buyer. The Fund then is obligated to replace the instrument borrowed by purchasing the instrument at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund. Until the instrument is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the instrument, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund replaces a borrowed instrument in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid assets at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC.

The Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument. The Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. The Fund may purchase call options to provide a hedge against an increase in the price of an instrument sold short by the Fund. See the section entitled “Options” above.

In addition to the short sales discussed above, the Fund may make short sales “against the box,” transactions in which the Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

Structured Securities. The Fund may invest in structured securities. The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References.

18

The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices.

The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

Swap Agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.” Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid.

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitation. The Fund will not enter into any swap agreement unless Campbell believes that the other party to the transaction is creditworthy. The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with

19

respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and Campbell believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Global regulatory changes could adversely affect the Fund by restricting its trading activities and/or increasing the costs or taxes to which its investors are subject. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the U.S., and the European Market Infrastructure Regulation (“EMIR”) in the EU (among others), grant prudential and financial regulators (notably the SEC and CFTC in the U.S. and European Securities and Markets Authority in the EU) the jurisdictional and rulemaking authority necessary to impose comprehensive regulations on the OTC and cleared derivatives markets. These regulations include, but are not limited to, requirements relating to disclosure, trade processing, trade reporting, margin and registration requirements. Under the Dodd-Frank Act, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020. The implementation of these margin requirements with respect to OTC swaps, as well as the other types of regulations described above and other global regulatory initiatives, could adversely impact the Fund by increasing transaction costs and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of derivatives that the Fund trades. Other potentially adverse regulatory obligations can develop suddenly and be imposed without notice.

• Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

• Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

• Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the

20

contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

• Caps, Collars and Floors. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Each Co-Adviser, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements. The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Recent market developments related to swaps have prompted increased scrutiny with respect to these instruments. As a result of the Dodd-Frank Act, swaps may in the future be subject to increased regulation. Such regulation may limit the Fund’s ability to use swaps and increase the cost of using swaps.

Special Note Regarding Market Events. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the Fund’s investments. It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund’s holdings.

U.S. Government Obligations. The Fund may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association (“GNMA”) and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Federal Home Loan Mortgage Corporation (“Freddie Mac”) and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Such guarantees of U.S. government securities held by the Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

In September 2008, the U.S. Treasury Department and Federal Housing finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. On June 16, 2010, FHFA ordered Fannie Mae’s and Freddie Mac’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in Fannie Mae fell below the NYSE’s minimum average closing price of $1 for more than 30 days. The long-term effect that this conservatorship will have on Fannie Mae’s and Freddie Mac’s debt and equity and on securities guaranteed by Fannie Mae and Freddie Mac is unclear.

21

The Fund’s net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (“TIPS”). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

Commercial Paper. The Fund may purchase commercial paper rated (at the time of purchase) “A-1” by S&P® or “Prime-1” by Moody’s or, when deemed advisable by a Co-Adviser, issues rated “A-2” or “Prime-2” by S&P® or Moody’s, respectively. These rating categories are described in Appendix “A” to this SAI. The Fund may also purchase unrated commercial paper provided that such paper is determined to be of comparable quality by a Co-Adviser pursuant to guidelines approved by the Board. Commercial paper issues in which the Fund may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on the exemption from such registration afforded by Section 3(a) (3) thereof, and commercial paper issued in reliance on the so-called “private placement” exemption from registration, which is afforded by Section 4(2) of the Securities Act (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. The Fund does not presently intend to invest more than 5% of its net assets in commercial paper.

Cyber Security Risk. The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund, each Co-Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Fund and its service providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Holding Company Depository Receipts. The Fund may invest in Holding Company Depository Receipts (“HOLDRS”). HOLDRS represent trust-issued receipts that represent individual and undivided beneficial ownership

22

interests in the common stock or ADRs of specific companies in a particular industry, sector or group. The Fund does not presently intend to invest more than 5% of their respective net assets in HOLDRS.

Indexed Securities. The Fund may invest in indexed securities whose value is linked to securities indices. Most such securities have values which rise and fall according to the change in one or more specified indices, and may have characteristics similar to direct investments in the underlying securities. Depending on the index, such securities may have greater volatility than the market as a whole. The Fund does not presently intend to invest more than 5% of its respective net assets in indexed securities.

Large Shareholder Purchase and Redemption Risk. The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. However, this risk may be limited to the extent that the C-Adviser and the Fund have entered into a fee waiver and/or reimbursement arrangement.

Money Market Instruments. The Fund may invest a portion of its assets in short-term, high-quality instruments for purposes of temporary defensive measures, which instruments include, among other things, bank obligations. Bank obligations include bankers’ acceptances, negotiable certificates of deposit, and non-negotiable time deposits earning a specified return and issued by a U.S. bank which is a member of the Federal Reserve System or insured by the Bank Insurance Fund of the Federal Deposit Insurance Corporation (“FDIC”), or by a savings and loan association or savings bank which is insured by the Savings Association Insurance Fund of the FDIC. Such deposits are not FDIC insured and the Fund bears the risk of bank failure. Bank obligations also include U.S. dollar-denominated obligations of foreign branches of U.S. banks and obligations of domestic branches of foreign banks. Such investments may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held in the Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Fund will invest in obligations of domestic branches of foreign banks and foreign branches of domestic banks only when a Co-Adviser believes that the risks associated with such investment are minimal. The value of money market instruments tends to fall when current interest rates rise. Money market instruments are generally less sensitive to interest rate changes than longer-term securities.

Purchase Warrants. The Fund may invest in purchase warrants and similar rights. Purchase warrants are privileges issued by a corporation which enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not executed prior to the warrants’ expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security. The Fund may not invest more than 5% of its respective net assets in purchase warrants and similar rights.

Repurchase Agreements. The Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The securities held subject to a repurchase agreement may have stated maturities exceeding 397 days, provided the repurchase agreement itself matures in less than 13 months. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

The repurchase price under the repurchase agreements described above generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the

23

securities underlying the repurchase agreement). The financial institutions with whom the Fund may enter into repurchase agreements will be banks which a Co-Adviser considers creditworthy pursuant to criteria approved by the Board of Directors and non-bank dealers of U.S. government securities that are listed on the Federal Reserve Bank of New York’s list of reporting dealers. The Co-Adviser will consider the creditworthiness of a seller in determining whether to have the Fund enter into a repurchase agreement. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price plus accrued interest. The Co-Adviser will mark to market daily the value of the securities, and will, if necessary, require the seller to maintain additional securities, to ensure that the value is not less than the repurchase price.

Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying obligations.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with respect to portfolio securities for temporary purposes (such as to obtain cash to meet redemption requests) when the liquidation of portfolio securities is deemed disadvantageous or inconvenient by a Co-Adviser. Reverse repurchase agreements involve the sale of securities held by the Fund subject to the Fund’s agreement to repurchase the securities at an agreed-upon price, date and rate of interest. Such agreements are considered to be borrowings under the 1940 Act, and may be entered into only for temporary or emergency purposes. While reverse repurchase transactions are outstanding, the Fund will maintain in a segregated account with the Fund’s custodian or a qualified sub-custodian, cash or liquid securities of an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement and will monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities the Fund is obligated to repurchase and the interest received on the cash exchanged for the securities.

Temporary Investments. Although the Fund invests primarily in equity securities, for temporary defensive purposes, the Fund may hold cash or invest in a variety of money market instruments and short-term and medium-term debt securities including: (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of U.S. and foreign corporations; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. If the Fund were to take a temporary defensive position, it may be unable to achieve its investment objective for a period of time.

Failure to Receive Timely and Accurate Market Data from Third Party Vendors Could Cause Disruptions or the Inability to Trade. Campbell’s strategies are dependent to a significant degree on the receipt of timely and accurate market data from third party vendors. Accordingly, the failure to receive such data in a timely manner or the receipt of inaccurate data, whether due to acts or omissions of such third party vendors or otherwise, could disrupt trading to the detriment of the Fund or make trading impossible until such failure or inaccuracy is remedied. Any such failure or inaccuracy could, in certain market conditions, cause the Fund to experience significant trading losses, effect trades in a manner which it otherwise would not have done, or miss opportunities for profitable trading. For example, the receipt of inaccurate market data may cause Campbell to establish (or exit) a position which it otherwise would not have established (or exited), or fail to establish (or exit) a position which it otherwise would have established (or exited), and any subsequent correction of such inaccurate data may cause Campbell to reverse such action or inaction, all of which may ultimately be to the detriment of the Fund.

The Fund’s Service Providers Could Fail. The institutions with which the Fund trades or invests may encounter financial difficulties that impair the operational capabilities or the capital position of the Fund. A futures broker is generally required by U.S. law to segregate all funds received from such broker’s customers from such broker’s proprietary assets. If the futures broker did not do so to the full extent required by law, the assets of the Fund might not be fully protected in the event of the bankruptcy of the futures broker. Furthermore, in the event of the futures broker’s bankruptcy, the Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts, even though certain property specifically traceable to the Fund (for example, Treasury bills deposited by the Fund with the futures broker as margin) was held by the futures broker.

24

Although Campbell regularly monitors the financial condition of the counterparties it uses, if the counterparties were to become insolvent or the subject of liquidation proceedings in the United States (either under the Securities Investor Protection Act of the United States Bankruptcy Code), there exists the risk that the recovery of the Fund’s assets from such counterparty will be delayed or be a value less than the value of the assets originally entrusted to such counterparty.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. The Fund’s investment goals and strategies described in the Prospectus may be changed by the Board without the approval of the Fund’s shareholders.

The Fund may not:

1.	Borrow money, except that the Fund may borrow from banks and enter into reverse repurchase agreements provided that there is at least 300% asset coverage for the borrowings of the Fund. The Fund may not mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and then in amounts not in excess of one-third of the value of the Fund’s total assets at the time of such borrowing. However, the amount shall not be in excess of lesser of the dollar amounts borrowed or 33⅓% of the value of the Fund’s total assets at the time of such borrowing, provided that: (a) short sales and related borrowings of securities are not subject to this restriction; and (b) for the purposes of this restriction, collateral arrangements with respect to options, short sales, futures contracts, options on futures contracts, collateral arrangements with respect to initial and variation margin and collateral arrangements with respect to derivatives instruments are not deemed to be a pledge or other encumbrance of assets. Securities held in escrow or separate accounts in connection with the Fund’s investment practices are not considered to be borrowings or deemed to be pledged for purposes of this limitation;

2.	Issue senior securities as defined in the 1940 Act, except as permitted by rule, regulation or order of the SEC;

3.	Act as an underwriter of securities within the meaning of the Securities Act, except insofar as it might be deemed to be an underwriter upon disposition of certain portfolio securities acquired within the limitation on purchases of restricted securities;

4.	Purchase or sell real estate (including real estate limited partnership interests), provided that the Fund may invest: (a) in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein; or (b) in real estate investment trusts;

5.	Purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time;

6.	Make loans, except through loans of portfolio securities and repurchase agreements, provided that for purposes of this restriction the acquisition of bonds, debentures or other debt instruments or interests therein and investment in government obligations, loan participations and assignments, short-term commercial paper, certificates of deposit and bankers’ acceptances shall not be deemed to be the making of a loan; or

7.	Invest 25% or more of its total assets, taken at market value at the time of each investment, in the securities of one or more issuers in any particular industry or group of industries (excluding the U.S. government and its agencies and instrumentalities).

For purposes of Investment Restriction No.7, the Fund may not:

25

Purchase any securities which would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States or any of its authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

In addition to the fundamental investment limitations specified above, the Fund is subject to the following non-fundamental limitations. These non-fundamental restrictions may be changed without shareholder approval, in compliance with applicable law and regulatory policy. The Fund may not:

1.	Make investments for the purpose of exercising control or management, but investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of investments for the purpose of exercising control or management; or

2.	Purchase securities on margin, except that the Fund may use margin to the extent necessary to engage in short sales and may obtain such short-term credits as are necessary for the clearance of portfolio transactions; and provided that margin deposits in connection with options, futures contracts, options on futures contracts or other derivative instruments, including foreign exchange forward contracts, shall not constitute purchasing securities on margin.

Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the selective disclosure of the Fund’s portfolio holdings by each Co-Adviser, Board, officers, or third party service providers, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of the Fund’s shareholders. The policies relating to the disclosure of the Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

Boston Partners will make the Fund’s complete portfolio holdings, top ten holdings, sector weightings and other portfolio characteristics publicly available on its web site, www.boston-partners.com as disclosed in the following table:

Information Posting	Frequency of Disclosure	Date of Web Posting

Complete Portfolio Holdings	Quarterly	15 days after the end of each calendar month for the Fund

26

Top 10 Portfolio Holdings and other portfolio characteristics	Quarterly	10 days after the end of each calendar month for the Fund

The scope of the information relating to the Fund’s portfolio that is made available on the web site may change from time to time without notice. A Co-Adviser or its affiliates may include the Fund’s portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the Web site.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”); Ernst & Young LLP, the Fund’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; Command Financial, the financial printer; the Fund’s proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of a Co-Adviser, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and each Co-Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

Each Co-Adviser reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the Company’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by each Co-Adviser, director, officer or third party service provider to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

PORTFOLIO TURNOVER

Portfolio turnover measures the percentage of the Fund’s total portfolio market value that was purchased or sold during the period. The Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Fund’s expenses) may affect the Fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders. The Fund’s portfolio turnover rate is calculated by the value of the investment securities purchased or sold, excluding all instruments whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments, including options and futures contracts, with remaining maturities of less than one year are excluded from the portfolio turnover rate. If such instruments were included, the Fund’s portfolio turnover rate would be higher.

27

No portfolio turnover information is provided since the Fund had not commenced operations prior to the date of this SAI.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Charter. The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of seven Independent Directors and one Interested Director. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established nine standing committees — Audit, Contract, Executive, Investment and Liquidity Risk, Nominating and Governance, Product Development, Regulatory Oversight, Strategic Oversight, and Valuation Committees. The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

INDEPENDENT DIRECTORS

Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 85	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	34	AMDOCS Limited (service provider to telecommunications companies).

28

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 80	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	34	None
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 52	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services); from 2003 to 2009, Managing Director, head of Business Services and IT Services Practice, Janney Montgomery Scott LLC (investment banking/brokerage).	34	Emtec, Inc.; FS Investment Corporation (business development company); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).
Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 1997, Consultant, financial services organizations.	34	Kalmar Pooled Investment Trust (registered investment company) (until September 2017); Wilmington Funds (12 portfolios)(registered investment company); Independence Blue Cross (healthcare insurance).
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 71	Chairman Director	2005 to present 1991 to present	Since 2006, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	34	Independent Trustee of EIP Investment Trust (registered investment company).

29

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	34	WisdomTree Investments, Inc. (asset management company); Fidelity National Information Services, Inc. (financial services technology company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	34	Reich and Tang Group (asset management).

INTERESTED DIRECTOR[2]

Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	34	None

OFFICERS

Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 56	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
30

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 58	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A

Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 66	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A

Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 36	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (investment company).	N/A	N/A

Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A

31

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years

Michael P. Malloy One Logan Square Suite 2000 Philadelphia, PA 19103 Age: 59	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A

Jillian L. Bosmann One Logan Square Suite 2000 Philadelphia, PA 19103 Age: 40	Assistant Secretary	2017 to present	Since 2017, Partner, Drinker Biddle & Reath LLP (law firm); Drinker Biddle & Reath LLP (2006 to present).	N/A	N/A

*	Each Director oversees 34 portfolios of the Company.

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.
2.	Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years. Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director. The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company. Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment services industry, including service on the boards of industry regulatory organizations and a university.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

32

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened four times during the fiscal year ended August 31, 2018.

Contract Committee. The Board has a Contract Committee comprised of the Interested Director and three Independent Directors. The current members of the Contract Committee are Messrs. Brodsky, Chandler, Sablowsky and Straniere. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2018.

Executive Committee. The Board has an Executive Committee comprised of the Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2018.

Investment and Liquidity Risk Committee. The Board has an Investment and Liquidity Risk Committee comprised of the Interested Director and one Independent Director. The current members of the Investment and Liquidity Risk Committee are Messrs. Sablowsky and Shea. The Investment and Liquidity Risk Committee ensures that the Company’s investment advisers have adopted investment risk management policies and procedures. The Investment and Liquidity Risk Committee did not meet during the fiscal year ended August 31, 2018.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Carnall, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened three times during the fiscal year ended August 31, 2018.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Director and one Independent Director. The current members of the Product Development Committee are Messrs. Reichman and Sablowsky. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened four times during the fiscal year ended August 31, 2018.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Director and four Independent Directors. The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky, Shea and Straniere. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2018.

Strategic Oversight Committee. The Board has a Strategic Oversight Committee comprised of the Interested Director and three Independent Directors. The current members of the Strategic Oversight Committee are Messrs. Carnall, Chandler, Reichman and Sablowsky. The Strategic Oversight Committee assists the Board in its oversight and review of the Company’s strategic plan and operations. The Strategic Oversight Committee did not meet during the fiscal year ended August 31, 2018.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Director and three officers of the Company. The members of the Valuation Committee are Messrs. Amweg, Faia, Sablowsky and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2018.

33

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer. The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs. Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues. The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees. For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios of the Company (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2018.

Name of Director	Dollar Range of Equity Securities in the Fund*	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
Independent Directors
Julian A. Brodsky	None	Over $100,000
J. Richard Carnall	None	$50,001 - $100,000
Gregory P. Chandler	None	$1 - $10,000
Nicholas A. Giordano	None	$10,001 - $50,000
Arnold M. Reichman	None	Over $100,000
Brian T. Shea**	None	None
Robert A. Straniere	None	$1 - $10,000
Interested Director
Robert Sablowsky	None	Over $100,000
*The Fund had not commenced operations prior to the date of this SAI.
**Mr. Shea was appointed to the Board effective May 9, 2018.

As of December 31, 2017, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or

34

distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.

Directors’ and Officers’ Compensation

Effective April 1, 2019, the Company pays each Director a retainer at the rate of $125,000 annually, $10,000 for each regular meeting of the Board, $3,500 for each committee meeting attended in-person, and $2,000 for each committee meeting attended telephonically or special meeting of the Board attended in-person or telephonically. The Chairman of the Audit Committee and Chairman of the Regulatory Oversight Committee each receive an additional fee of $20,000 for his services. The Chairman of the Contract Committee and the Chairman of the Nominating and Governance Committee each receive an additional fee of $10,000 per year for his services. The Chairman of the Investment and Liquidity Risk Committee receives an additional fee of $7,500 per year for his services. The Vice Chairman of the Board receives an additional fee of $35,000 per year for his services in this capacity and the Chairman of the Board receives an additional fee of $75,000 per year for his services in this capacity.

From January 1, 2018, to March 31, 2019, the Company paid each Director a retainer at the rate of $100,000 annually, $10,000 for each regular meeting of the Board, $3,500 for each committee meeting attended in-person, and $2,000 for each committee meeting attended telephonically or special meeting of the Board attended in-person or telephonically. The Chairman of the Audit Committee and Chairman of the Regulatory Oversight Committee each received an additional fee of $15,000 for his services. The Chairman of the Contract Committee received an additional fee of $10,000 per year for his services, and the Chairman of the Nominating and Governance Committee and Chairman of the Investment and Liquidity Risk Committee each received an additional fee of $7,500 per year for his services. The Vice Chairman of the Board received an additional fee of $25,000 per year for his services in this capacity and the Chairman of the Board received an additional fee of $50,000 per year for his services in this capacity.

From January 1, 2017, to December 31, 2017, the Company paid each Director a retainer at the rate of $100,000 annually, $5,000 for each regular meeting of the Board, $2,500 for each committee meeting attended in-person, and $2,000 for each committee meeting attended telephonically or special meeting of the Board attended in-person or telephonically. The Chairman of the Audit Committee and Chairman of the Regulatory Oversight Committee each received an additional fee of $15,000 for his services. The Chairman of the Contract Committee received an additional fee of $10,000 for his services and the Chairman of the Nominating and Governance Committee received an additional fee of $7,500 for his services. Effective June 1, 2017, the Chairman of the Investment and Liquidity Risk Committee received an additional fee of $7,500 for his services. The Vice Chairman of the Board received an additional fee of $25,000 for his services in this capacity and the Chairman of the Board received an additional fee of $50,000 for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2018, Vigilant Compliance, LLC received $663,750 in the aggregate from all series of the Company for services provided. An employee of the Company serves as the Treasurer and Secretary and is compensated for services provided.

For the fiscal year ended August 31, 2018, each of the following members of the Board and the Treasurer and Secretary received compensation from the Company in the following amounts:

35

Name of Director/Officer	Compensation from the Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors or Officer
Independent Directors:
Julian A. Brodsky, Director	$0	N/A	N/A	$148,000
J. Richard Carnall, Director	$0	N/A	N/A	$147,000
Gregory P. Chandler, Director	$0	N/A	N/A	$173,000
Nicholas A. Giordano, Director	$0	N/A	N/A	$153,000
Sam Lambroza, Director*	$0	N/A	N/A	$41,875
Arnold M. Reichman, Director and Chairman	$0	N/A	N/A	$197,000
Brian T. Shea, Director**	$0	N/A	N/A	$49,247
Robert A. Straniere, Director	$0	N/A	N/A	$149,500
Interested Director:
Robert Sablowsky, Director	$0	N/A	N/A	$191,250
Officer:
James G. Shaw, Treasurer and Secretary	$0	N/A	N/A	$240,000

* Mr. Lambroza resigned from the Board effective January 26, 2018.

**Mr. Shea was appointed to the Board effective May 9, 2018.

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”). Under the DC Plan, a compensated Director may elect to defer all or a portion of his compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company. The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

CODE OF ETHICS

The Company and each Co- Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company, subject to certain restrictions.

PROXY VOTING

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Co-Advisers, subject to the Board’s continuing oversight. In exercising its voting obligations, each Co-Adviser is guided by its general fiduciary duty to act prudently and in the interest of the Fund. Each Co-Adviser will consider factors affecting the value of the Fund’s investments and the rights of shareholders in its determination on voting portfolio securities. The Fund and Campbell have agreed that Campbell will abstain from voting any proxies received relating to its management of the Fund.

Boston Partners has adopted proxy voting procedures with respect to voting proxies relating to portfolio securities held by portion of the Fund’s assets managed by Boston Partners. Boston Partners employs a third party service provider, Institutional Shareholder Services, to assist in the voting of proxies. These procedures have been provided to the service provider, who analyzes the proxies and makes recommendations, based on Boston Partners’ policy, as to how to vote such proxies. A copy of Boston Partners’ Proxy Voting Policy is included with this SAI. Please see Appendix B to this SAI for further information.

Information regarding how the Fund votes proxies relating to portfolio securities for the most recent 12-month period ended June 30 will be available, without charge, upon request, by calling 1-888-261-4073 or by visiting the SEC’s website at www.sec.gov.

36

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

No ownership information is provided as the Fund had not commenced operations prior to the date of this SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Co-Advisers

Boston Partners, located at 909 Third Avenue, 32nd Floor, New York, New York 10022, is an indirect wholly owned subsidiary of ORIX Corporation, an integrated financial services group based in Tokyo, Japan. Boston Partners provides investment management and investment advisory services to other institutional and proprietary accounts. Boston Partners has investment discretion for the equity portion of the Fund’s portfolio, including equity securities and related derivative contracts.

Campbell is located at 2850 Quarry Lake Drive, Baltimore, MD 21209. Campbell was founded in 2005. Campbell is registered as an Investment Adviser with the SEC and as a Commodity Trading Adviser with the Commodity Futures Trading Commission and is a member of the National Futures Association. Campbell is a wholly-owned subsidiary of Campbell & Company, LP (“Campbell & Company”). Campbell & Company LLC is the General Partner of Campbell & Company. Campbell & Company, LLC is controlled by KC Holding, Inc. Campbell & Company and its predecessor organization, Campbell & Company, Inc., was formed in 1972 and have over forty years of experience in creating and managing alternative investment vehicles. Campbell & Company is registered with the CFTC as a CPO and a CTA. Campbell & Company is a member of the NFA in such capacities. Campbell has appointed Campbell & Company as the Fund’s Commodity Pool Operator. Campbell & Company’s officers are: G. William Andrews, Chief Executive Officer; Kevin Cole, Chief Research Officer; Michael S. Harris, President; and Thomas P. Lloyd, General Counsel and Chief Compliance Officer. Campbell is primarily responsible for investing approximately 20% of the Fund’s assets in the Campbell Advantage strategy, a systematic trend following program, which is diversified across global futures and forwards markets (types of derivative instruments). Campbell is also primarily responsible for determining the allocation of the Fund’s portfolio between equity and other investments.

Subject to the supervision of the Board, the Co-Advisers will provide for the overall management of the Fund, including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales made for the Fund. Each Co-Adviser will provide the services rendered by it in accordance with the Fund’s investment goals, restrictions and policies as stated in the Prospectus and in this SAI.

For their services to the Fund, the Co-Advisers will each receive an equal amount of the advisory fee under their respective Advisory Agreements, computed at an annual rate of 1.00% of the Fund’s average daily net assets.

Until December 31, 2021, the Co-Advisers have agreed to waive their fees to the extent necessary to maintain an annualized expense ratio of 1.05% of the Fund’s average daily net assets (excluding certain items discussed below). There can be no assurance that the Co-Advisers will continue such waivers after December 31, 2021. In determining each Co-Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause the Fund’s net annualized expense ratio to exceed the applicable expense limitation: short sale dividend expenses, brokerage commissions, extraordinary items, interest and taxes.

If at any time the Fund’s total annual Fund operating expenses for a year are less than 1.05% of its average daily net assets, each Co-Adviser is entitled to reimbursement by the Fund of the advisory fees waived and other payments remitted by the Co-Adviser to the Fund within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

37

The Fund bears its own expenses not specifically assumed by the Co-Advisers. General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Board in such manner as it deems to be fair and equitable. Expenses borne by a portfolio include, but are not limited to the expenses listed in the Prospectus and the following (or a portfolio’s share of the following): (a) the cost (including brokerage commissions) of securities purchased or sold by a portfolio and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of a portfolio by the Co-Advisers; (c) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or a portfolio for violation of any law; (d) any extraordinary expenses; (e) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (f) the cost of investment company literature and other publications provided by the Company to its Directors and officers; (g) organizational costs; (h) fees to the investment advisers and Fund Services; (i) fees and expenses of officers and Directors who are not affiliated with a portfolio’s investment adviser or Quasar Distributors, LLC (the “Distributor”); (j) taxes; (k) interest; (l) legal fees; (m) custodian fees; (n) auditing fees; (o) brokerage fees and commissions; (p) certain of the fees and expenses of registering and qualifying the portfolios and their shares for distribution under federal and state securities laws; (q) expenses of preparing prospectuses and statements of additional information and distributing annually to existing shareholders that are not attributable to a particular class of shares of the Company; (r) the expense of reports to shareholders, shareholders’ meetings and proxy solicitations that are not attributable to a particular class of shares of the Company; (s) fidelity bond and directors’ and officers’ liability insurance premiums; (t) the expense of using independent pricing services; and (u) other expenses which are not expressly assumed by a portfolio’s investment adviser under its advisory agreement with the portfolio.

Under the Advisory Agreements, a Co-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund or the Company in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of a Co-Adviser in the performance of their respective duties or from reckless disregard of their duties and obligations there under.

Each Advisory Agreement is terminable with respect to the Fund by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund, at any time without penalty, on 60 days’ written notice to the Co-Adviser. A Advisory Agreement may also be terminated by the Co-Adviser on 60 days’ written notice to the Company. The Advisory Agreements terminate automatically in the event of assignment thereof.

No advisory fee information is provided for the Fund because the Fund had not commenced operations prior to the date of this SAI.

Portfolio Managers – Boston Partners

Description of Compensation. As of the date of this SAI, the portfolio managers’ compensation is comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through the firm’s bonus program, key investment professionals are rewarded primarily for strong investment performance. The discretionary bonus is based upon the unique structure of each team and consideration may be given to one or more of the following criteria, depending on the team.

•	Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;

•	Product Investment Performance: the performance of the investment product(s) with which the individual is involved versus the pre-designed index based on the excess return;

•	Investment Team Performance: the financial results of the Portfolio Manager’s investment group; and

•	Firm-Wide Performance: the overall financial performance of the firm.
38

Compensation for portfolio managers who are also members of Boston Partners’ senior management team is typically derived from a base salary and a discretionary bonus. The bonus is largely tied to firm financial performance against established goals and aligned with the primary focus on investment performance results versus benchmarks.

The firm also provides a long-term incentive program. Portions of the annual bonuses are deferred for up to 3 years.

Other Accounts. The table below discloses accounts, other than the Fund, for which each Portfolio Manager is primarily responsible for the day-to-day portfolio management, as of March 31, 2019.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
Joseph F. Feeney, Jr.	Other Registered Investment Company	4	$2.5 billion	0	$0
	Other Pooled Investment Vehicles	8	$3.3 billion	0	$0
	Other Accounts	45	$3.3 billion	0	$0

Christopher K. Hart	Other Registered Investment Company	2	$2.3 billion	0	$0
	Other Pooled Investment Vehicles	8	$3.3 billion	0	$0
	Other Accounts	45	$3.3 billion	0	$0

Joshua Jones	Other Registered Investment Company	2	$2.3 billion	0	$0
	Other Pooled Investment Vehicles	8	$3.3 billion	0	$0
	Other Accounts	45	$3.3 billion	0	$0

Joshua White	Other Registered Investment Companies	2	$2.3 billion	0	$0
	Other Pooled Investment Vehicles	8	$3.3 billion	0	$0
	Other Accounts	45	$3.3 billion	0	$0

Conflict of Interest. Investment decisions for the Fund’s portfolios are made in conjunction with decisions for other accounts and/or funds for the same strategy. Boston Partners recognizes that potential conflicts may arise with respect to the side-by-side management of registered investment companies and “investment accounts,” which include privately offered funds, separately managed accounts of high net worth individuals and institutional investors, and the other funds. These risks include, but may not be limited to: differing fee structures (including performance based fees), differing investments selected for various vehicles, and inequitable allocation and aggregation trading practices. Private investment partnerships, registered funds and separately managed accounts are generally invested pari passu thus mitigating many of the perceived risk associated with simultaneous management if possible. Additionally, the Compliance Department has developed comprehensive monitoring policies and procedures designed to mitigate any actual or perceived conflicts.

Securities Ownership. As of the date of this SAI, no shares of the Fund were outstanding.

39

Campbell

Other Accounts. In addition to the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below. The information below is provided as of March 31, 2019.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
1. G. William Andrews	Other Registered Investment Companies:	2	$104 million	0	$0
	Other Pooled Investment Vehicles:	11	$1 billion	10	$1 billion
	Other Accounts:	13	$2 billion	3	$1.3 billion
2. Dr. Kevin Cole	Other Registered Investment Companies:	2	$104 million	0	$0
	Other Pooled Investment Vehicles:	11	$1 billion	10	$1 billion
	Other Accounts:	13	$2 billion	3	$1.3 billion

Compensation. Campbell compensates the Fund’s portfolio managers for their management of the Fund. As of the date of this SAI, the portfolio managers’ compensation consists of a cash base salary and a discretionary bonus that is based on the individual performance of the portfolio manager and overall profitability of Campbell, which is, in part, dependent on the performance of the Fund, and therefore in part based on the value of the Fund’s net assets and other client accounts they are managing.

Conflicts of Interests. The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund. However, Campbell has established policies and procedures to ensure that the purchase and sale of securities and other investments among all accounts it manages are fairly and equitably allocated.

Campbell, its affiliates and their respective employees manage other investment funds that may pursue investment objectives similar to, or materially different from, those of the Fund. Campbell, its affiliates and their respective employees may also manage discretionary accounts in which the Fund will have no interest, some of which may have investment objectives similar to, or materially different from, those of the Fund. Conflicts of interest among the Fund and any such affiliated entities may include, but are not limited to, those described herein.

Principals of Campbell and its affiliates may trade futures, forward and options contracts for his or her own account. In addition, Campbell and its affiliates manage proprietary accounts for itself, its deferred compensation plan and for certain principals and employees. There are written procedures that govern proprietary trading by principals and employees. For instance, Campbell and its affiliates have implemented employee trading policies that prohibit employee trading in futures and options on futures unless consent is given to the employee in writing. Such consent will only be given on a case by case basis. All employees must preclear all trades in equities, equity options, equity indices or equity index options through a computer-based system. The proposed trades are compared to a restricted list that includes positions traded in material amounts. The daily feed received from its approved brokerage firms is compared against the preclearance lists to assure compliance. A conflict of interest exists if proprietary trades are executed and cleared at more favorable rates than trades executed and cleared on behalf of the Fund. It is Campbell’s policy to objectively allocate trade executions that afford each account the same likelihood of receiving favorable or unfavorable executions over time.

40

Conflicts of interest may also arise from the fact that Campbell and its affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds and discretionary accounts, in which the Fund will have no interest. Campbell may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may use the same or different information and trading strategies as those which are utilized on behalf of the Fund, may compete with the Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Fund. Campbell may give advice and recommend securities to, or buy or sell securities for, the Fund, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, those of the Fund. The performance of the Fund may be adversely affected by the manner in which particular orders are entered for all accounts managed by and customers of Campbell.

Campbell may determine that an investment opportunity is appropriate for a particular investment fund or discretionary account that it manages or for itself, but not for the Fund. Situations may arise in which private investment funds managed by Campbell or its affiliates have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. To the extent that entities affiliated with Campbell trade pursuant to portfolios other than that which is traded on behalf of the Fund, the Fund may not participate in certain investment opportunities pursued by such other portfolios. Campbell, its affiliates, their respective employees and other investment funds or discretionary accounts, other than the Fund, managed by Campbell or its affiliates may invest on terms more favorable than those available to the Fund and may act in ways adverse to the interest of the Fund. Campbell and its affiliates regard their analyses as proprietary and confidential, and Campbell will not disclose its analyses, opinions or purchase and sale activities on behalf of the Fund, except to Shareholders in the periodic reports distributed by the Fund.

Campbell and its affiliates are major participants in the global currency, equity, commodity, fixed income, derivative and other markets. As such, Campbell and its affiliates are actively engaged in transactions in the same securities and other instruments in which the Fund may invest. Campbell and its affiliates are not under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, Campbell and its affiliates may indirectly compete with the Fund for appropriate investment opportunities, or engage in trading activities, either for its proprietary account or on behalf of other clients, that is detrimental to the trading positions of the Fund. The proprietary activities or other portfolio strategies of Campbell or its affiliates, or the activities or strategies used for other accounts managed by Campbell or its affiliates, could conflict with the transactions and strategies employed on behalf of the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests.

Campbell may invest the Fund’s cash reserve in investment funds managed or maintained by Campbell or its affiliates, to the extent permitted by applicable law. In such event, the Fund pays any expenses and fees associated with such investment, including any fees payable to Campbell or its affiliates. Accordingly, Campbell has a conflict of interest in evaluating any such investment.

Market quotations regarding certain investments by Campbell may not always be available. In such cases, valuations of such Fund investments may be made by Campbell in accordance with the Fund’s valuation procedures. Campbell will have a conflict of interest in making certain valuations, because any such valuation will affect the Fund’s NAV and, consequently, the amount of the advisory fee that Campbell receives for its services. However, any determination of the value of the Fund is ultimately the responsibility of the Board.

Other present and future activities of Campbell or its affiliates may give rise to additional conflicts of interest.

Securities Ownership. As of the date of this SAI, no shares of the Fund were outstanding.

Custodian Agreement

U.S. Bank, N.A., 1555 North River Center Drive, Milwaukee, Wisconsin 53212, (the “Custodian”) is Custodian of the Fund’s assets pursuant to a custodian agreement (the “Custodian Agreement”). Under the Custodian Agreement, the Custodian: (a) maintains a separate account or accounts in the name of the Fund; (b) holds and transfers portfolio investments on account of the Fund; (c) accepts receipts and makes disbursements of money on

41

behalf of the Fund; (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio investments; and (e) makes periodic reports to the Board concerning the Fund’s operations. The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any affiliate, sub-custodian or domestic sub-custodian. For its services to the Fund under the Custodian Agreement, the Custodian receives a fee based on the Fund’s average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Fund.

Transfer Agency Agreement

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency and servicing agreement (the “Transfer Agency Agreement”), under which Fund Services: (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Board concerning the operations of the Fund. Fund Services may, subject to the Board’s approval, assign its duties as transfer and dividend disbursing agent to any affiliate of Fund Services. For its services to the Fund under the Transfer Agency Agreement, Fund Services receives an annual fee based on the number of accounts in the Fund and the Fund’s average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Fund.

Fund Services also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. In addition, Fund Services provides services relating to the implementation of the Fund’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification.

Administration and Accounting Agreement

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as fund administrator to the Fund pursuant to a fund administration servicing agreement, and serves as fund accountant pursuant to a fund accounting servicing agreement (the “Administration Agreements”). Under the fund accounting servicing agreement, Fund Services has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund. Under the fund administration servicing agreement, Fund Services has agreed to provide fund administration services to the Company. These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s fund administration. In addition, Fund Services has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.

The Administration Agreements provide that Fund Services shall be obligated to exercise reasonable care in the performance of its duties and that Fund Services shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company in connection with its duties under the Administration Agreements, except a loss resulting from Fund Services’ refusal or failure to comply with the terms of the applicable Administration Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties thereunder.

Fund Services receives a fee under the Administration Agreements based on the average daily net assets of the Company.

No administration fee information is provided for the Fund because the Fund had not commenced operations prior to the date of this SAI.

42

DISTRIBUTION ARRANGEMENTS

Distribution Agreement and Plans of Distribution

Quasar Distributors, LLC, whose principal business address is 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202, serves as the underwriter to the Fund pursuant to a distribution agreement (the “Distribution Agreement”). The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is not affiliated with the Company or a Co-Adviser. The Distributor, U.S. Bank, N.A., and Fund Services are affiliates.

Under the Distribution Agreement with the Company, the Distributor acts as the agent of the Company in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or a Co-Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 distribution plan is effective. The Co-Advisers pay the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act. The Distribution Agreement is terminable without penalty by the Company on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Distribution Agreement provides that the Distributor shall not be liable for any loss suffered by the Company in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Institutional Class. Pursuant to the Distribution Agreement, Quasar Distributors, LLC will use best efforts to distribute the Fund’s shares. Quasar Distributors, LLC does not receive compensation from the Company for the distribution of the Fund’s Institutional Class shares; however, the Co-Advisers pay an annual fee to Quasar Distributors, LLC as compensation for underwriting services rendered to the Fund pursuant to the Distribution Agreement.

43

FUND TRANSACTIONS

Subject to policies established by the Board and applicable rules, each Co-Adviser is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for its allocation of the Fund. In executing portfolio transactions, each Co-Adviser seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved. While each Co-Adviser generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

The Fund has no obligation to deal with any broker or group of brokers in the execution of portfolio transactions. A Co-Adviser may, consistent with the interests of the Fund and subject to the approval of the Board, select brokers on the basis of the research, statistical and pricing services they provide to the Fund and other clients of the Co-Adviser. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Co-Adviser under its respective contracts. A commission paid to such brokers may be higher than that which another qualified broker would have charged for effecting the same transaction, provided that the Co-Adviser determines in good faith that such commission is reasonable in terms either of the transaction or the overall responsibility of the Co-Adviser to the Fund and its other clients and that the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long-term.

No brokerage commission information is provided for the Fund because the Fund had not commenced operations prior to the date of this SAI.

The Fund is required to identify any securities of the Fund’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. No ownership information is provided since the Fund had not commenced operations prior to the date of this SAI.

SECURITIES LENDING

U.S. Bank, N.A. serves as securities lending agent for the Fund and in that role administers the Fund’s securities lending program pursuant to the terms of a Master Securities Lending Agreement entered into between the Fund and U.S. Bank, N.A.

As securities lending agent, U.S. Bank, N.A. is responsible for marketing to approved borrowers available securities from the Fund’s portfolio. U.S. Bank, N.A. is responsible for the administration and management of the Fund’s securities lending program, including the preparation and execution of a participant agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented with the Fund’s custodian, ensuring that loaned securities are daily valued and that the corresponding required cash collateral of at least 102% of the current market value of the loaned securities is delivered by the borrower(s), using best efforts to obtain additional collateral on the next business day if the value of the collateral falls below the required amount, and arranging for the investment of cash collateral received from borrowers in accordance with the Fund’s investment guidelines.

U.S. Bank, N.A. receives as compensation for its services a portion of the amount earned by the Fund for lending securities.

 No securities lending information is provided for the Fund because the Fund had not commenced operations prior to the date of this SAI.

PURCHASE AND REDEMPTION INFORMATION

You may purchase shares through an account maintained by your brokerage firm and you may also purchase shares directly by mail or wire. The Company reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV. If payment is made in securities, a shareholder may incur transaction costs in converting

44

these securities into cash. A shareholder will also bear any market risk or tax consequences as a result of a payment in securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Board, desirable in order to prevent the Company or the Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Automatic Investment Plan

The Automatic Investment Plan enables investors to make regular (monthly, bi-monthly, quarterly or semi-annual basis) investments (Boston Partners Global Equity Advantage Fund: $5,000 minimum for Institutional Class), in shares of the Fund through an automatic withdrawal from your designated bank account by simply completing the Automatic Investment Plan section on the application. Please call the Transfer Agent at 1-888-261-4073 for instructions. By completing the enrollment form, you authorize the Fund’s Custodians to periodically draw money from your designated account, and to invest such amounts in account(s) with the fund(s) specified.

If you elect the Automatic Investment Plan, please be aware that: (1) the privilege may be revoked without prior notice if any check is not paid upon presentation; (2) the Fund’s Custodian is under no obligation to notify you as to the non-payment of any check, and (3) this service may be modified or discontinued by the Fund’s Custodian upon five (5) business days’ written notice to you prior to any payment date, or may be discontinued by you by written notice to the Transfer Agent at least five (5) days before the next payment date.

OTHER INFORMATION REGARDING MAXIMUM SALES CHARGE, PURCHASES AND REDEMPTIONS

The following information supplements the information in the Prospectus under the caption “Shareholder Information.” Please see the Prospectus for more complete information.

Other Purchase Information

If shares of the Fund are held in a “street name” account with an Authorized Dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the Authorized Dealer, and not by the Fund and its Transfer Agent. Since the Fund will have no record of the beneficial owner’s transactions, a beneficial owner should contact the Authorized Dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account. The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves

45

special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the Authorized Dealer.

Share Class Conversion

Some shareholders may hold shares of the Fund through fee-based programs, often referred to as “wrap accounts,” that are managed by investment dealers, financial advisors or other investment professionals (each, a “wrap account intermediary”). A wrap account intermediary may impose eligibility requirements on a shareholder’s participation in the fee-based program and ownership of shares through the program, which are additional to the ownership requirements described in the Fund’s Prospectus.

If you own shares of the Fund through a fee-based program, you should consult with your wrap account intermediary to determine whether there are any additional eligibility requirements that the wrap account intermediary imposes on your participation in their program and your ownership of the Fund’s shares through the program, and whether the wrap account intermediary prescribes any circumstances which may result in the type of share class conversion described herein.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by electronic funds transfer through the ACH network or wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers, financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

VALUATION OF SHARES

In accordance with procedures adopted by the Board, the NAV per share of the Fund is calculated by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. The Company reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Company reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The securities of the Fund are valued under the direction of the Fund’s administrator and under the general supervision of the Board. Prices are generally determined using readily available market prices. Subject to the approval of the Board, the Fund may employ outside organizations, which may use a matrix or formula method that

46

takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments. This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used. All cash, receivables, and current payables are carried on the Fund’s books at their face value. Other assets, if any, are valued at fair value as determined in good faith by the Fund’s Valuation Committee under the direction of the Board.

The procedures used by any pricing service and its valuation results are reviewed by the officers of the Company under the general supervision of the Board.

The Fund may hold portfolio securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Fund does not calculate NAV. As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

General

The Fund intends to qualify, and to continue to qualify, as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, the Fund must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities, or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of its taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of its total assets in securities of such issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses, or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income

47

on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

State and Local Taxes

Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 87.423 billion shares have been classified into 185 classes, however, the Company only has approximately 48 active share classes that have begun investment operations. Under the Company’s charter, the Board has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to such Fund with each other share that represents an interest in such Fund, even where a share has a different class designation than another share representing an interest in that Fund. Shares of the Company do not have preemptive or conversion rights. When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law. The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of Common Stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of the Fund will vote in the aggregate on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests

48

of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio. Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held. Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

MISCELLANEOUS

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of their service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity whose identity and beneficial owners, if applicable, cannot be adequately verified under the provisions of the USA PATRIOT Act.

Counsel

The law firm of Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

Ernst & Young LLP, One Commerce Square, Suite 700, 2005 Market Street, Philadelphia, Pennsylvania 19103, serves as the Fund’s independent registered public accounting firm, and in that capacity audits the Fund’s financial statements.

FINANCIAL STATEMENTS

The Fund is a new fund and does not have financial statements at this time. Once available, copies of the Annual Report may be obtained at no charge by telephoning the Transfer Agent at the telephone number appearing on the front page of this SAI.

49

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer will differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

A-1

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Plus (+) or minus (-) – The “F1” rating may be modified by the addition of a plus (+) or minus (-) sign to show the relative status within that major rating category.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

A-2

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

A-3

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Risks - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

A-4

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that

A-5

this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

A-6

•	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

A-7

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable Methodologies (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although, DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market, but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.

A-8

APPENDIX B

BOSTON PARTNERS

WPG PARTNERS

Proxy Voting Policies and Procedures

April 2019

Boston Partners

909 Third Avenue

New York, NY 10022 — Telephone 212-908-9500 — www.boston-partners.com

B-1

PROXY VOTING POLICY AND PROCEDURES SUMMARY

The Boston Partners Governance Committee (the “Committee”) is responsible for administering and overseeing Boston Partners’ proxy voting process. The Committee makes decisions on proxy policy, establishes formal Proxy Voting Policies (the “Policies”) and updates the Policies as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, may delegate certain functions to internal departments and/or engage third-party vendors to assist in the proxy voting process. Finally, selected members of the Committee will be responsible for evaluating and resolving conflicts of interest relating to Boston Partners’ proxy voting process.

To assist Boston Partners in carrying out our responsibilities with respect to proxy activities, the firm has engaged Institutional Shareholder Services Inc. (“ISS”), a third-party corporate governance research service, which is registered as an investment adviser. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with Boston Partners’ Policies. While Boston Partners may consider ISS’s recommendations on proxy issues, Boston Partners bears ultimate responsibility for proxy voting decisions. ISS also provides recordkeeping and vote-reporting services.

How Boston Partners Votes

In determining how proxies should be voted, Boston Partners primarily focuses on maximizing the economic value of its clients’ investments. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is Boston Partners’ objective to support shareholder proposals that it believes promote good corporate citizenship.

Boston Partners has identified for ISS certain routine issues that enable them to vote in a consistent manner with regard to those proposals. In addition, Boston Partners has outlined certain procedures for addressing non-routine issues. Although Boston Partners has instructed ISS to vote in accordance with the Policies, Boston Partners retains the right to deviate from the Policies if, in its estimation, doing so would be in the best interest of clients. Boston Partners may refrain from voting proxies where it is unable or unwilling to do so because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

Conflicts

ISS is a third-party service provider engaged to make recommendations and to vote proxies in accordance with the Policies. Because Boston Partners votes proxies based on predetermined Policies, Boston Partners believes clients are sufficiently insulated from any actual or perceived conflicts Boston Partners may encounter between its interests and those of its clients. However, Boston Partners may deviate from the Policies in certain circumstances or its Policies may not address certain proxy voting proposals. If a member of Boston Partners’ research or portfolio management team recommends that it vote a particular proxy proposal in a manner inconsistent with the Policies or if its Policies do not address a particular proposal, Boston Partners will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of Boston Partners’ clients. In summary, these procedures require the individual requesting a deviation from the Policies to complete a Conflicts Questionnaire (the “Questionnaire”) along with written document of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be readily apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, Boston Partners will vote in accordance with the instructions of the client, seek the recommendation of an independent third party or resolve the conflict in such other manner as Boston Partners believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.

Disclosures

A copy of Boston Partners’ Proxy Voting Procedures, as updated from time to time, as well as information regarding the voting of securities for a client account is available upon request from your Boston Partners relationship manager. For general inquires, contact (617) 832-8153.

Boston Partners

909 Third Avenue

New York, NY 10022 — Telephone 212-908-9500 — www.boston-partners.com

B-2

Boston Partners Proxy Policy contains a General Policy as well as country specific Policies. The information provided for each specific country cited should be viewed as supplemental to the General Policy

GENERAL POLICY

Boston Partners

909 Third Avenue

New York, NY 10022 — Telephone 212-908-9500 — www.boston-partners.com

B-3

B-4

B-5

B-6

B-7

B-8

B-9

B-10

B-11

B-12

B-13

B-14

B-15

Authorize Issue of Equity with and without Pre-emptive Rights	135

Authorize Market Purchase of Ordinary Shares	135

V. Other Items	136

Authorize EU Political Donations and Expenditure	136

Continuation of Investment Trust	136

B-16

Boston Partners

Proxy Voting Policies

As of April 2019

GENERAL POLICY

I.     The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes for director nominees on a CASE-BY-CASE basis. Boston Partners will generally vote FOR director nominees when names of the nominee(s) and adequate disclosure have been provided in a timely manner, except under the following circumstances:

Independence

Vote AGAINST or WITHHOLD from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors) when:

1.	Independent directors comprise one-third or less of the board;

2.	A non-independent director, not including employee/ labor representatives required to sit on a board committee(s) by law, serves on the audit, compensation, or nominating committee;

3.	The company lacks an audit, compensation or nominating committee so that the full board functions as that committee; or

4.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Vote AGAINST individual directors, members of a committee, or the entire board due to a conflict of interest that raises significant potential risk, in the absence of mitigating measures and/or procedures.

Boston Partners uses a three-year cooling-off period in determining whether a nominee is or is not independent. However, Boston Partners will vote in accordance with specific country or region thresholds required by law.

Composition

Attendance at Board and Committee Meetings

Generally, vote AGAINST or WITHHOLD from directors (except new nominees (have served on board for less than a year), who should be considered case-by-case) who attend less than 75 percent of the of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

Medical issues/illness;

Family emergencies; and

Missing only one meeting (when the total of all meetings is three or fewer).

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote AGAINST or WITHHOLD from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

B-17

Overboarded Directors (Executive and Non-Executive)

Vote AGAINST nominees sitting on more than three (3) total public company boards. Additionally, vote AGAINST nominees if a country or region has a lesser threshold required by law.

Gender Diversity

Vote AGAINST board representatives of the nominating committee if there is not at least one (1) board member that is not of the majority board gender for boards with six (6) or fewer total members or at least two (2) board members that are not of the majority board gender for boards with seven (7) or greater board members.

WITHOLD votes from the Chair of the Nominating Committee when the company has not disclosed a formal written gender diversity policy.

More Candidates than Seats

Where the number of candidates exceeds the number of board seats, vote FOR all or a limited number of the independent director nominees considering factors including, but not limited to, the following:

Past composition of the board, including proportion of the independent directors vis-a-vis the size of the board;

Nominee(s) qualification, knowledge, and experience;

Attendance record of the director nominees;

Company’s free float.

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Responsiveness

Vote CASE-BY-CASE on individual directors, committee members, or the entire board of directors as appropriate if:

1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or acted on a management proposal that was opposed by a majority of the shares cast in the previous year. Factors considered will be:

a.	Disclosed outreach efforts by the board to shareholders in the wake of the vote;

b.	Rationale provided in the proxy statement for the level of implementation;

c.	The subject matter of the proposal;

d.	The level of support for and opposition to the resolution in past meetings;

e.	Actions taken by the board in response to the majority vote and its engagement with shareholders;

f.	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

g.	Other factors as appropriate.

2.	The board failed to act on takeover offers where the majority of shares are tendered;

3.	At the previous board election, any director received more than 50 percent AGAINST or WITHHOLD votes of the shares cast and the company has failed to address the issue(s) that caused the high AGAINST or WITHHOLD vote.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

B-18

1.	The company failed to respond to majority-supported shareholder proposals on executive pay topics.

2.	The company failed to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

a.	The company’s response, including:

i.	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

ii.	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

iii.	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

b.	Other recent compensation actions taken by the company;

c.	Whether the issues raised are recurring or isolated;

d.	The company’s ownership structure; and

e.	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

3.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses/Governance Structure

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Poison Pills

Vote AGAINST or WITHHOLD from all nominees (except new nominees, who should be considered CASE-BY-CASE) if:

The company has a poison pill that was not approved by shareholders. However, vote CASE-BY-CASE on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).

The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Classified Board Structure

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a WITHHOLD or AGAINST vote is not up for election. All appropriate nominees (except new) may be held accountable.

B-19

Removal of Shareholder Discretion on Classified Boards

The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation

The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

A classified board structure;

A supermajority vote requirement;

Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;

The inability of shareholders to call special meetings;

The inability of shareholders to act by written consent;

A multi-class capital structure; and/or

A non-shareholder-approved poison pill.

Unilateral By-law/Charter Amendments and Problematic Capital Structures

Generally, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered CASE-BY-CASE) if the board amends the company’s by-laws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:

The board’s rationale for adopting the by-law/charter amendment without shareholder ratification;

Disclosure by the company of any significant engagement with shareholders regarding the amendment;

The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the by-laws/charter;

The board’s track record with regard to unilateral board action on by-law/charter amendments or other entrenchment provisions;

Whether the amendment was made prior to or in connection with the company’s initial public offering;

The company’s ownership structure;

The company’s existing governance provisions;

The timing of the board’s amendment to the by-laws/charter in connection with a significant business development; and

Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote CASE-BY-CASE on director nominees. Generally, vote AGAINST (except new nominees, who should be considered CASE-BY-CASE) if the directors:

Classified the board;

Adopted supermajority vote requirements to amend the by-laws or charter; or

Eliminated shareholders’ ability to amend by-laws.

Problematic Governance Structure - Newly public companies

B-20

For newly public companies, generally vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered CASE-BY-CASE) if, prior to or in connection with the company’s public offering, the company or its board adopted by-law or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

The level of impairment of shareholders’ rights;

The disclosed rationale;

The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the by-laws or charter, or supermajority vote requirements to amend the by-laws or charter);

The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;

Any reasonable sunset provision; and

Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote CASE-BY-CASE on director nominees in subsequent years.

Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals

Generally, vote AGAINST or WITHHOLD from the members of the governance committee if:

The company’s governing documents impose undue restrictions on shareholders’ ability to amend the by-laws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote AGAINST on an ongoing basis.

There are any records of abuses against minority shareholder interests.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

The non-audit fees paid to the auditor are excessive (greater than 50 percent);

The company receives an adverse opinion on the company’s financial statements from its auditor;

There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm;

The company did not disclose the audit fees and/or non-audit fees in the latest fiscal year; or

There are clear concerns over questionable finances or restatements.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP or other acceptable accounting practices; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether AGAINST or WITHHOLD votes are warranted.

B-21

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

The company maintains significant problematic pay practices; or

The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally, vote AGAINST or WITHHOLD from the Compensation Committee chair, other committee members, or potentially the full board if:

The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or

The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally, vote AGAINST members of the board committee responsible for approving/setting non- executive director compensation if there is a pattern (i.e. two or more years) of awarding excessive non- executive director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock

Vote AGAINST the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;

The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;

Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;

Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and

Any other relevant factors.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

Criminal wrong doing of material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company including, but not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock;

Failure to replace management as appropriate; or

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

B-22

Voting on Director Nominees in Contested Elections

For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, Boston Partners will vote on a CASE-BY-CASE basis, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

1.	Company performance relative to its peers;

2.	Strategy of the incumbents versus the dissidents;

3.	Independence of directors/nominees;

4.	Experience and skills of board candidates;

5.	Governance profile of the company;

6.	Evidence of management entrenchment;

7.	Responsiveness to shareholders;

8.	Whether a takeover offer has been rebuffed;

9.	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, Boston Partners will generally focus on two central questions: (1) Have the dissidents proved that board change is warranted? And (2) if so, are the dissident board nominees likely to affect positive change? (i.e., maximize long-term shareholder value).

Vote-No Campaigns

In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

1.	Long-term financial performance of the company relative to its industry;

2.	Management’s track record;

3.	Background to the contested election;

4.	Nominee qualifications (both slates) and any compensatory arrangements;

5.	Strategic plan of dissident slate and quality of the critique against management;

6.	Likelihood that the proposed goals and objectives can be achieved (both slates); and

7.	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote CASE-BY-CASE considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

B-23

Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally, vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Age/Term Limits

Vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

Vote FOR proposals seeking to fix the size of the board. Vote AGAINST if the proposal would result in the board size being fewer than five (5) or more than fifteen (15) seats.

Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Classification/Declassification of the Board

Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

Generally, vote FOR proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

1.	The reasonableness/scope of the request; and
2.	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

Generally, vote AGAINST management proposals to eliminate cumulative voting unless:

1.	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and
2.	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

Vote FOR shareholder proposals that restore or introduce cumulative voting.

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection.

B-24

Vote AGAINST proposals that would:

1.	Limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.

2.	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.

3.	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

1.	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and

2.	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

1.	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

2.	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

3.	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

4.	The scope and structure of the proposal.

Establish Other Board Committee Proposals

Generally, vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

1.	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

2.	Level of disclosure regarding the issue for which board oversight is sought;

3.	Company performance related to the issue for which board oversight is sought;

4.	Board committee structure compared to that of other companies in its industry sector; and

5.	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

Generally, vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies as to whether the board is

B-25

fulfilling its fiduciary duties, as evidenced by:

1.	A lack of oversight or actions by board members that invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

2.	Any legal proceedings (either civil or criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

3.	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets that do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director and separation of the offices of CEO and chair.

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Majority Vote Standard for the Election of Directors

Vote for proposals requiring a majority vote standard.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

Generally, vote FOR management and shareholder proposals for proxy access with the following provisions:

1.	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

2.	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

3.	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

4.	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally, vote AGAINST proposals that are more restrictive than these guidelines.

B-26

Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally, vote FOR shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

1.	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

2.	Effectively disclosed information with respect to this structure to its shareholders;

3.	Company has not ignored majority-supported shareholder proposals or a majority WITHHOLD vote on a director nominee; and

4.	The company has an independent chairman or a lead director. This individual must be made available for periodic consultation and direct communication with major shareholders.

II.     Audit-Related

Auditor Indemnification and Limitation of Liability

Vote CASE-BY-CASE on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

1.	The terms of the auditor agreement—the degree to which these agreements impact shareholders’ rights;
2.	The motivation and rationale for establishing the agreements;
3.	The quality of the company’s disclosure; and
4.	The company’s historical practices in the audit area.

Vote AGAINST or WITHHOLD from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Vote AGAINST incumbent audit committee members if the ratification of auditors is not up for shareholder vote.

Vote FOR proposals to ratify auditors and/or proposals authorizing the board to fix auditor fees, unless:

1.	The name(s) of the proposed auditors has not been published;
2.	The auditors are being changed without explanation;
3.	An auditor has a financial interest in or association with the company, for example, external auditors have previously served the company in an executive capacity and is therefore not independent;
4.	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
5.	There are serious concerns about the procedures used by the auditor or poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP or other acceptable accounting standards; or
6.	Fees for non-audit services (“Other” fees) are excessive (greater than 50 percent).

Non-audit fees are excessive if non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

B-27

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

For concerns related to the audit procedures, independence of auditors, and/or name of auditors, Boston Partners may vote AGAINST the auditor’s (re)election. For concerns related to fees paid to the auditors, Boston Partners may vote AGAINST remuneration of auditors if this is a separate voting item; otherwise Boston Partners may vote AGAINST the auditor election.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or (re)election of statutory auditors, unless:

1.	There are serious concerns about the statutory reports presented or the audit procedures used;

2.	Questions exist concerning any of the statutory auditors being appointed; or

3.	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

1.	The tenure of the audit firm;

2.	The length of rotation specified in the proposal;

3.	Any significant audit-related issues at the company;

4.	The number of Audit Committee meetings held each year;

5.	The number of financial experts serving on the committee; and

6.	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

III.     Shareholder Rights and Defenses

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

Advance Notice Requirements for Shareholder Proposals/Nominations

B-28

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend By-laws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the by-laws.

Vote CASE-BY-CASE on proposals giving the board the ability to amend the by-laws in addition to shareholders, taking into account the following:

1.	Any impediments to shareholders’ ability to amend the by-laws (i.e. supermajority voting requirements);

2.	The company’s ownership structure and historical voting turnout;

3.	Whether the board could amend by-laws adopted by shareholders; and

4.	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain

B-29

period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or by-law amendments.

Litigation Rights (including Exclusive Venue and Fee-Shifting By-law Provisions)

By-law provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

Vote CASE-BY-CASE on by-laws which impact shareholders’ litigation rights, taking into account factors such as:

1.	The company’s stated rationale for adopting such a provision;

2.	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

3.	The breadth of application of the by-law, including the types of lawsuits to which it would apply and the definition of key terms; and

4.	Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the by-laws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally, vote AGAINST by-laws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of by-law provisions which affect shareholders’ litigation rights will be evaluated under Unilateral By-law/Charter Amendments.

B-30

Poison Pills (Shareholder Rights Plans)

Generally. vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

1.	Shareholders have approved the adoption of the plan; or

2.	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

1.	No lower than a 20 percent trigger, flip-in or flip-over;

2.	A term of no more than three years;

3.	No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

4.	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Net Operating Losses (NOLs) Protective Amendments and Management Proposals to Ratify a Pill to Preserve NOLs

Vote AGAINST proposals to adopt a protective amendment or poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the protective amendment or pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for protective amendments or poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

1.	The ownership threshold to transfer NOL protective amendments and pills generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

B-31

2.	The value of the NOLs;

3.	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

4.	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

5.	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

Vote CASE-BY-CASE on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:

1.	The scope and structure of the proposal;

2.	The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

3.	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;

4.	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

5.	Any recent controversies or concerns related to the company’s proxy voting mechanics;

6.	Any unintended consequences resulting from implementation of the proposal; and

7.	Any other factors that may be relevant.

Ratification Proposals: Management Proposals to Ratify Existing Charter or By-law Provisions

Generally, vote AGAINST management proposals to ratify provisions of the company’s existing charter or by-laws, unless these governance provisions align with best practice.

In addition, voting AGAINST or WITHHOLD from individual directors, members of the governance committee, or the full board may be warranted, considering:

1.	The presence of a shareholder proposal addressing the same issue on the same ballot;

2.	The board’s rationale for seeking ratification;

3.	Disclosure of actions to be taken by the board should the ratification proposal fail;

4.	Disclosure of shareholder engagement regarding the board’s ratification request;

5.	The level of impairment to shareholders’ rights caused by the existing provision;

6.	The history of management and shareholder proposals on the provision at the company’s past meetings;

7.	Whether the current provision was adopted in response to the shareholder proposal;

8.	The company’s ownership structure; and

9.	Previous use of ratification proposals to exclude shareholder proposals.

B-32

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally, vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

1.	The election of fewer than 50 percent of the directors to be elected is contested in the election;

2.	One or more of the dissident’s candidates is elected;

3.	Shareholders are not permitted to cumulate their votes for directors; and

4.	The election occurred, and the expenses were incurred, after the adoption of this by-law.

Reincorporation Proposals

Management or shareholder proposals to change a company’s state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

1.	Reasons for reincorporation;

2.	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and

3.	Comparison of corporation laws of original state and destination state.

4.	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

Vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings as long as the proposed minimum threshold is 10 percent or higher, with 10 percent being the preferred percentage.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

B-33

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements.

IV.     Capital/ Restructuring

Adjustments to Par Value of Common Stock

In the U.S., vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote FOR management proposals to eliminate par value.

For countries and regions outside the U.S., vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Share Issuance Requests

General Issuances

•	Vote FOR issuance requests with preemptive rights to a maximum of 50 percent over currently issued capital.

•	Vote FOR issuance requests without preemptive rights to a maximum of 10 percent of currently issued capital.

In Malaysia, for real estate investment trusts (REITs), vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances

•	Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Shelf Registration Program

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Approval of a multi-year authority for the issuance of securities under Shelf Registration Programs will be considered on a CASE-BY-CASE basis, taking into consideration, but not limited to, the following:

1.	Whether the company has provided adequate and timely disclosure including detailed information regarding the rationale for the proposed program;

2.	Whether the proposed amount to be approved under such authority, the use of the resources, the length of the authorization, the nature of the securities to be issued under such authority, including any potential risk of dilution to shareholders is disclosed; and

3.	Whether there are concerns regarding questionable finances, the use of the proceeds, or other governance concerns

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

B-34

Vote AGAINST proposals to increase the number of authorized common shares if a vote FOR a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

1.	Past Board Performance, including the company’s use of authorized shares during the last three years;

2.	The Current Request:

a.	Disclosure in the proxy statement of the specific purposes of the proposed increase;

b.	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

c.	The dilutive impact of the request as determined relative to an allowable increase (typically 100 percent of existing authorized shares for a specific purpose and no more than 50 percent if for a non-specific purpose) that reflects the company’s need for shares and total shareholder returns. Regarding a specific purpose, Boston Partners would generally not support a proposal where the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) where Boston Partners is voting FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis

Dual Class Structure

Generally, vote AGAINST proposals to create or maintain a new class of common stock unless:

1.	The company discloses a compelling rationale for the dual-class capital structure, such as:

a.	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or

b.	The new class of shares will be transitory;

2.	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

3.	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder-approved shareholder rights plan (poison pill).

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

1.	The size of the company;

B-35

2.	The shareholder base; and

3.	The liquidity of the stock.

Preferred Stock Authorization

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

1.	Past Board Performance:

a.	The company’s use of authorized preferred shares during the last three years;

2.	The Current Request:

a.	Disclosure in the proxy statement of the specific purposes for the proposed increase;

b.	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

c.	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and

d.	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes. If they are, vote AGAINST. If not, vote CASE-BY-CASE.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issue requests.

Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

1.	More simplified capital structure;

2.	Enhanced liquidity;

3.	Fairness of conversion terms;

4.	Impact on voting power and dividends;

5.	Reasons for the reclassification;

6.	Conflicts of interest; and

7.	Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split if the number of authorized shares will be proportionately reduced.

Vote CASE-BY-CASE on proposals that do not meet the above condition, taking into consideration the following factors:

B-36

1.	Stock exchange notification to the company of a potential delisting;

2.	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;

3.	The company’s rationale; or

4.	Other factors as applicable.

Share Repurchase Programs

Generally, vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

1.	A repurchase limit of up to 10 percent of outstanding issued share capital;

2.	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

3.	A duration that does not exceed market practice. In Asian markets, a duration of no more than five years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a CASE-BY-CASE basis. Boston Partners may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

1.	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

2.	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, Boston Partners will evaluate the proposal based on the company’s historical practice. However, Boston Partners expects companies to disclose such limits and, in the future, may vote AGAINST companies that fail to do so. In such cases, the authority must comply with the following criteria:

1.	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and

2.	A duration of no more than 18 months.

In addition, Boston Partners will vote AGAINST any proposal where:

1.	The repurchase can be used for takeover defenses;

2.	There is clear evidence of abuse;

3.	There is no safeguard against selective buybacks; and/or

4.	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase(s).

B-37

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

1.	Adverse governance changes;

2.	Excessive increases in authorized capital stock;

3.	Unfair method of distribution;

4.	Diminution of voting rights;

5.	Adverse conversion features;

6.	Negative impact on stock option plans; and

7.	Alternatives such as spin-off.

Appraisal Rights

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

1.	Purchase price;

2.	Fairness opinion;

3.	Financial and strategic benefits;

4.	How the deal was negotiated;

5.	Conflicts of interest;

6.	Other alternatives for the business;

7.	Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

1.	Impact on the balance sheet/working capital;

2.	Potential elimination of diseconomies;

3.	Anticipated financial and operating benefits;

4.	Anticipated use of funds;

5.	Value received for the asset;

6.	Fairness opinion;

7.	How the deal was negotiated;

8.	Conflicts of interest.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

B-38

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals. In the case of bundled director elections, vote AGAINST nominees where the overboarding threshold is exceeded (nominee sits on more than three (3) public company boards).

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares, with or without preemptive rights, and to issue shares as part of a debt restructuring plan, after evaluating:

1.	Dilution to existing shareholders’ positions;

2.	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

3.	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;

4.	Management’s efforts to pursue other alternatives;

5.	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

6.	Conflict of interest - arm’s length transaction, managerial incentives.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

1.	The reasons for the change;

2.	Any financial or tax benefits;

3.	Regulatory benefits;

4.	Increases in capital structure; and

5.	Changes to the articles of incorporation or by-laws of the company.

B-39

Absent compelling financial reasons for the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

1.	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or

2.	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

1.	Offer price/premium;

2.	Fairness opinion;

3.	How the deal was negotiated;

4.	Conflicts of interest;

5.	Other alternatives/offers considered; and

6.	Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

1.	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

2.	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

a.	Are all shareholders able to participate in the transaction?

b.	Will there be a liquid market for remaining shareholders following the transaction?

c.	Does the company have strong corporate governance?

d.	Will insiders reap the gains of control following the proposed transaction?

e.	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

1.	Percentage of assets/business contributed;

2.	Percentage ownership;

3.	Financial and strategic benefits;

4.	Governance structure;

5.	Conflicts of interest;

6.	Other alternatives; and

7.	Non-completion risk.

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

1.	Management’s efforts to pursue other alternatives;

2.	Appraisal value of assets; and

B-40

3.	The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

1.	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.

2.	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

3.	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

4.	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

5.	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

6.	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

1.	Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

2.	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

a.	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

b.	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry, and anticipation of future performance.

B-41

3.	Financial issues:

a.	The company’s financial condition;

b.	Degree of need for capital;

c.	Use of proceeds;

d.	Effect of the financing on the company’s cost of capital;

e.	Current and proposed cash burn rate;

f.	Going concern viability and the state of the capital and credit markets.

4.	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger, or sale of part or all of the company.

5.	Control issues:

a.	Change in management;

b.	Change in control;

c.	Guaranteed board and committee seats;

d.	Standstill provisions;

e.	Voting agreements;

f.	Veto power over certain corporate actions; and

g.	Minority versus majority ownership and corresponding minority discount or majority control premium.

6.	Conflicts of interest:

a.	Conflicts of interest should be viewed from the perspective of the company and the investor.

b.	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

7.	Market reaction:

a.	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

1.	Estimated value and financial prospects of the reorganized company;

2.	Percentage ownership of current shareholders in the reorganized company;

3.	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

4.	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);

5.	Existence of a superior alternative to the plan of reorganization; and

6.	Governance of the reorganized company.

B-42

Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

1.	Valuation

2.	Market reaction

3.	Deal timing

4.	Negotiations and process.

5.	Conflicts of interest

6.	Voting agreements

7.	Governance

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

Vote CASE-BY-CASE on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

1.	Tax and regulatory advantages;

2.	Planned use of the sale proceeds;

3.	Valuation of spinoff;

4.	Fairness opinion;

5.	Benefits to the parent company;

6.	Conflicts of interest;

7.	Managerial incentives;

8.	Corporate governance changes;

9.	Changes in the capital structure.

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

1.	Hiring a financial advisor to explore strategic alternatives;

2.	Selling the company; or

3.	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

1.	Prolonged poor performance with no turnaround in sight;

2.	Signs of entrenched board and management (such as the adoption of takeover defenses);

3.	Strategic plan in place for improving value;

4.	Likelihood of receiving reasonable value in a sale or dissolution; and

5.	The company actively exploring its strategic options, including retaining a financial advisor.

B-43

V.     Compensation

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

1.	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);

2.	The company maintains significant problematic pay practices;

3.	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.	There is no SOP on the ballot, and an AGAINST vote on SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

2.	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

3.	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or

4.	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

Analysis considers the following:

1.	Peer Group Alignment:

a.	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.

b.	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

c.	The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.

2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

1.	The ratio of performance- to time-based incentive awards;

2.	The overall ratio of performance-based compensation;

3.	The completeness of disclosure and rigor of performance goals;

4.	The company’s peer group benchmarking practices;

5.	Actual results of financial/operational metrics, both absolute and relative to peers;

B-44

6.	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

7.	Realizable pay compared to grant pay; and

8.	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

1.	Problematic practices related to non-performance-based compensation elements;

2.	Incentives that may motivate excessive risk-taking or present a windfall risk; and

3.	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in an adverse vote:

1.	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

2.	Extraordinary perquisites or tax gross-ups;

3.	New or materially amended agreements that provide for:

a.	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);

b.	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;

c.	CIC excise tax gross-up entitlements (including “modified” gross-ups);

d.	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;

e.	Liberal CIC definition combined with any single-trigger CIC benefits;

4.	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;

5.	Any other provision or practice deemed to be egregious and present a significant risk to investors.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

1.	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

2.	Duration of options backdating;

3.	Size of restatement due to options backdating;

4.	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

5.	Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.

B-45

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive and non-executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST vote include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

1.	Single- or modified-single-trigger cash severance;

2.	Single-trigger acceleration of unvested equity awards;

3.	Full acceleration of equity awards granted shortly before the change in control;

4.	Acceleration of performance awards above the target level of performance without compelling rationale;

5.	Excessive cash severance (generally >3x base salary and bonus);

6.	Excise tax gross-ups triggered and payable;

7.	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

8.	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

9.	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:

I.	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

a.	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

b.	SVT based only on new shares requested plus shares remaining for future grants.

II.	Plan Features:

a.	General quality of disclosure, especially around vesting upon a change in control (CIC);

b.	Discretionary vesting authority;

B-46

c.	Liberal share recycling on various award types;

d.	Lack of minimum vesting period for grants made under the plan;

e.	Dividends payable prior to award vesting.

III.	Grant Practices:

a.	The company’s three-year burn rate relative to its industry/market cap peers (shouldn’t exceed 3.5%);

b.	Vesting requirements in CEO’s recent equity grants (3-year look-back);

c.	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);

d.	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

e.	Whether the company maintains a sufficient claw-back policy;

f.	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally, vote AGAINST the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:

1.	Awards may vest in connection with a liberal change-of-control definition;

2.	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

3.	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

4.	The plan is excessively dilutive to shareholders’ holdings; or

5.	Any other plan features are determined to have a significant negative impact on shareholder interests.

Further Information on Certain EPSC Factors:

SVT

The cost of the equity plans is expressed as SVT, which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, SVT is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.

Three-Year Burn Rate Burn-rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P500), and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year’s burn-rate benchmark. Boston Partners will vote AGAINST plans if the three-year average burn rate exceeds 3.5 percent.

B-47

Egregious Factors

Liberal Change in Control Definition

Generally, vote AGAINST equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change in control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” typically includes the ability to do any of the following:

1.	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

2.	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs;

3.	The cancellation of underwater options in exchange for stock awards; or

4.	Cash buyouts of underwater options.

While the above cover most types of repricing, Boston Partners may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote AGAINST or WITHHOLD from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by Boston Partners), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans that do not expressly prohibit repricing or cash buyout of underwater options without shareholder approval if the company has a history of repricing/buyouts without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

May vote AGAINST the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting AGAINST the equity plan may include, but are not limited to:

1.	Severity of the pay-for-performance misalignment;

2.	Whether problematic equity grant practices are driving the misalignment; and/or

3.	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans

Vote CASE-BY-CASE on amendments to cash and equity incentive plans.

Generally, vote FOR proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal addresses administrative features only.

Vote CASE-BY-CASE on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s).

Vote CASE-BY-CASE on all other proposals to amend equity incentive plans, considering the following:

B-48

1.	If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the vote will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.

2.	If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the vote will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.

3.	If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the vote will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two CASE-BY-CASE evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations: Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non- executive directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the SVT analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

1.	Purchase price is at least 85 percent of fair market value;

2.	Offering period is 27 months or less; and

3.	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

1.	Purchase price is less than 85 percent of fair market value; or

2.	Offering period is greater than 27 months; or

3.	The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

B-49

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

1.	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

2.	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

3.	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value; and

4.	No discount on the stock price on the date of purchase when there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when the plan features do not meet all of the above criteria. If the matching contribution or effective discount exceeds the above, may evaluate the SVT cost of the plan as part of the assessment.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

1.	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

2.	Rationale for the re-pricing--was the stock price decline beyond management’s control?;

3.	Is this a value-for-value exchange?;

4.	Are surrendered stock options added back to the plan reserve?;

5.	Timing--repricing should occur at least one year out from any precipitous drop in company’s stock price;

6.	Option vesting--does the new option vest immediately or is there a black-out period?;

7.	Term of the option--the term should remain the same as that of the replaced option;

8.	Exercise price--should be set at fair market or a premium to market;

9.	Participants--executive officers and directors must be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate (shouldn’t exceed 3.5%).

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing and warrants additional scrutiny. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote non- executive director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

B-50

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, no adjustments will be made to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

1.	Executive officers and non- executive directors are excluded from participating;

2.	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models; and

3.	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

1.	Eligibility;

2.	Vesting;

3.	Bid-price;

4.	Term of options;

5.	Cost of the program and impact of the TSOs on company’s total option expense; and

6.	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Non- Executive Directors

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote CASE-BY-CASE on management proposals seeking ratification of non- executive director compensation, based on the following factors:

1.	If the equity plan under which non- executive director grants are made is bundled into a single resolution or is on the ballot, whether or not it warrants support; and

2.	An assessment of the following qualitative factors:

a.	The relative magnitude of director compensation as compared to companies of a similar profile;

b.	The presence of problematic pay practices relating to director compensation;

B-51

c.	Director stock ownership guidelines and holding requirements;

d.	Equity award vesting schedules;

e.	The mix of cash and equity-based compensation;

f.	Meaningful limits on director compensation;

g.	The availability of retirement benefits or perquisites; and

h.	The quality of disclosure surrounding director compensation.

Equity Plans for Non- Executive Directors

Vote CASE-BY-CASE on compensation plans for non- executive directors, based on:

1.	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

2.	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances) (shouldn’t exceed 3.5%); and

3.	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non- executive director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote CASE-BY-CASE on the plan taking into consideration the following qualitative factors:

1.	The relative magnitude of director compensation as compared to companies of a similar profile;

2.	The presence of problematic pay practices relating to director compensation;

3.	Director stock ownership guidelines and holding requirements;

4.	Equity award vesting schedules;

5.	The mix of cash and equity-based compensation;

6.	Meaningful limits on director compensation;

7.	The availability of retirement benefits or perquisites; and

8.	The quality of disclosure surrounding director compensation.

Non- Executive Director Retirement Plans

Vote AGAINST retirement plans for non- executive directors. Vote FOR shareholder proposals to eliminate retirement plans for non- executive directors.

Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

1.	The company’s past practices regarding equity and cash compensation;

2.	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

3.	Whether the company has a rigorous claw-back policy in place.

B-52

Compensation Consultants—Disclosure of Board or Company’s Utilization

Generally, vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Generally, vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation (such as types of compensation elements or specific metrics) to be used for executive or directors.

Generally, vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

Generally, vote FOR proposals calling for companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

1.	The percentage/ratio of net shares required to be retained;

2.	The time period required to retain the shares;

3.	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

4.	Whether the company has any other policies aimed at mitigating risk taking by executives;

5.	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and

6.	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation (U.S.)

Generally, vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives under U.S. Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices. Section 162(m) imposes a $1 million annual limit on the amount of compensation that a publicly held corporation can deduct with respect to certain executives.

B-53

Pay Disparity

Vote CASE-BY-CASE on proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The following factors will be considered:

1.	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;

2.	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and

3.	The level of shareholder support for the company’s pay programs.

Generally, vote AGAINST proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

1.	First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

2.	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Vote CASE-BY-CASE on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

1.	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

2.	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

3.	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

4.	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;

5.	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

1.	What aspects of the company’s annual and long-term equity incentive programs are performance driven?

B-54

2.	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

3.	Can shareholders assess the correlation between pay and performance based on the current disclosure?

4.	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally, vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

1.	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;

2.	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

3.	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

4.	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

5.	An executive may not trade in company stock outside the 10b5-1 Plan;

6.	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit Outside CEOs from Serving on Compensation Committees

Generally, vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

Vote CASE-BY-CASE on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, Boston Partners will consider the following factors:

1.	If the company has adopted a formal recoupment policy;

2.	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;

3.	Whether the company has chronic restatement history or material financial problems;

4.	Whether the company’s policy substantially addresses the concerns raised by the proponent;

5.	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or

6.	Any other relevant factors.

B-55

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

1.	The triggering mechanism should be beyond the control of management;

2.	The amount should not exceed 2.99 times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

3.	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Proposals

Generally, vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock.

Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Vote CASE-BY-CASE on proposals requesting the company exclude the impact of share buybacks from the calculation of incentive program metrics, considering the following factors:

1.	The frequency and timing of the company’s share buybacks;

2.	The use of per-share metrics in incentive plans;

3.	The effect of recent buybacks on incentive metric results and payouts; and

4.	Whether there is any indication of metric result manipulation.

Supplemental Executive Retirement Plans (SERPs)

Generally, vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally, vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary or those pay elements covered for the general employee population.

Tax Gross-Up Proposals

Generally, vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

B-56

1.	The company’s current treatment of equity upon employment termination and/or in change-in-control situations (i.e., vesting is double triggered and/or pro rata, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

2.	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally, vote FOR proposals seeking a policy that prohibits automatic acceleration of the vesting of equity awards to senior executives upon a voluntary termination of employment or in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

VI.     Routine/ Miscellaneous/ Operational

Adjourn Meeting

Generally, vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction.

Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal. Otherwise, vote CASE-BY-CASE.

Amend Minor By-laws

Vote FOR by-law or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Vote AGAINST proposals to approve other business when it appears as a voting item.

Management Supported Shareholder Proposals: Reporting

Vote FOR shareholder proposals for additional reporting beyond what is regulatorily required when the proposal is supported by management.

B-57

Allocation of Income

Vote FOR approval of the allocation of income, unless:

1.	The dividend payout ratio has been consistently below 30 percent without adequate explanation or in the absence of positive shareholder returns; or

2.	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals considering whether the proposal is in line with market standards.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless a company has performed poorly for several years and the new business takes the company into risky areas and enterprises unrelated to its core business.

Related-Party Transactions

In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

1.	The parties on either side of the transaction;

2.	The nature of the asset to be transferred/service to be provided;

3.	The pricing of the transaction (and any associated professional valuation);

4.	The views of independent directors (where provided);

5.	The views of an independent financial adviser (where appointed);

6.	Whether any entities party to the transaction (including advisers) is conflicted; and

7.	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that Boston Partners deemed problematic and that was not put to a shareholder vote, Boston Partners may vote AGAINST the election of the director involved in the related-party transaction or the full board.

B-58

Charitable Donations

Vote proposals seeking the approval of donations on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

1.	Size of the proposed donation request;
2.	The destination of the proposed allocation of funds; and
3.	The company’s historical donations practices, including allocations approved at prior shareholder meetings.

Virtual Meetings

Generally, vote FOR proposals allowing for the convening of hybrid shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs.

Generally, vote AGAINST proposals allowing for the convening of virtual-only shareholder meetings.

VII.     Social and Environmental

Generally, vote CASE-BY-CASE, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

1.	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

2.	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

3.	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;

4.	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

5.	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;

6.	If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

7.	If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

Generally, vote AGAINST proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

B-59

Animal Welfare

Animal Welfare Policies

Generally, vote FOR proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

1.	The company has already published a set of animal welfare standards and monitors compliance;

2.	The company’s standards are comparable to industry peers; and

3.	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers’ treatment of animals.

Animal Testing

Generally, vote AGAINST proposals to phase out the use of animals in product testing, unless:

1.	The company is conducting animal testing programs that are unnecessary or not required by regulation;

2.	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or

3.	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

Generally, vote AGAINST proposals requesting the implementation of Controlled Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote CASE-BY-CASE on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

Generally, vote AGAINST proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

1.	The potential impact of such labeling on the company’s business;

2.	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

3.	Company’s current disclosure on the feasibility of GE product labeling.

Generally, vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally, vote AGAINST proposals to eliminate GE ingredients from the company’s products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

B-60

Vote CASE-BY-CASE on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

1.	Whether the company has adequately disclosed mechanisms in place to prevent abuses;

2.	Whether the company has adequately disclosed the financial risks of the products/practices in question;

3.	Whether the company has been subject to violations of related laws or serious controversies; and

4.	Peer companies’ policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

Generally, vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote CASE-BY-CASE on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

1.	The potential for reputational, market, and regulatory risk exposure;

2.	Existing disclosure of relevant policies;

3.	Deviation from established industry norms;

4.	Relevant company initiatives to provide research and/or products to disadvantaged consumers;

5.	Whether the proposal focuses on specific products or geographic regions;

6.	The potential burden and scope of the requested report;

7.	Recent significant controversies, litigation, or fines at the company.

Generally, vote FOR proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally, vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

Generally, vote FOR proposals requesting that a company report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

1.	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;

2.	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

3.	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

1.	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;

2.	Current regulations in the markets in which the company operates; and

3.	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

B-61

Generally, vote AGAINST resolutions requiring that a company reformulate its products.

Tobacco-Related Proposals

Vote CASE-BY-CASE on resolutions regarding the advertisement of tobacco products, considering:

1.	Recent related fines, controversies, or significant litigation;

2.	Whether the company complies with relevant laws and regulations on the marketing of tobacco;

3.	Whether the company’s advertising restrictions deviate from those of industry peers;

4.	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

5.	Whether restrictions on marketing to youth extend to foreign countries.

Vote CASE-BY-CASE on proposals regarding second-hand smoke, considering;

1.	Whether the company complies with all laws and regulations;

2.	The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness; and

3.	The risk of any health-related liabilities.

Generally, vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally, vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

Generally, vote FOR resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

1.	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

2.	The company’s level of disclosure compared to industry peers; and

3.	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.

Generally, vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

1.	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

2.	The company’s level of disclosure is comparable to that of industry peers; and

3.	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

1.	Whether the company provides disclosure of year-over-year GHG emissions performance data;

B-62

2.	Whether company disclosure lags behind industry peers;

3.	The company’s actual GHG emissions performance;

4.	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and

5.	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

Generally, vote FOR proposals requesting that a company report on its energy efficiency policies, unless:

1.	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

2.	The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

Generally, vote FOR requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally, vote AGAINST proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally, vote AGAINST proposals that call for the adoption of renewable energy goals, taking into account:

1.	The scope and structure of the proposal;

2.	The company’s current level of disclosure on renewable energy use and GHG emissions; and

3.	The company’s disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

Generally, vote FOR requests for reports on a company’s efforts to diversify the board, unless:

1.	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

2.	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

1.	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

2.	The level of gender and racial minority representation that exists at the company’s industry peers;

3.	The company’s established process for addressing gender and racial minority board representation;

4.	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

5.	The independence of the company’s nominating committee;

6.	Whether the company uses an outside search firm to identify potential director nominees; and

B-63

7.	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

Generally, vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

1.	The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

2.	The company already publicly discloses comprehensive workforce diversity data; and

3.	The company has no recent significant EEO-related violations or litigation.

Generally, vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally, vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally, vote AGAINST proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender Pay Gap

Generally, vote CASE-BY-CASE on requests for reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

1.	The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

2.	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender pay gap issues; and

3.	Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.

Environment and Sustainability

Facility and Workplace Safety

Vote CASE-BY-CASE on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

1.	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;

2.	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;

3.	Recent significant controversies, fines, or violations related to workplace health and safety; and

4.	The company’s workplace health and safety performance relative to industry peers.

Vote CASE-BY-CASE on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

1.	The company’s compliance with applicable regulations and guidelines;

B-64

2.	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and

3.	The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

Vote CASE-BY-CASE on requests for reports on policies and/or the potential (community) social and/or environmental impact of company operations, considering:

1.	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;

2.	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;

3.	The nature, purpose, and scope of the company’s operations in the specific region(s);

4.	The degree to which company policies and procedures are consistent with industry norms; and

5.	The scope of the resolution.

Hydraulic Fracturing

Generally, vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

1.	The company’s current level of disclosure of relevant policies and oversight mechanisms;

2.	The company’s current level of such disclosure relative to its industry peers;

3.	Potential relevant local, state, or national regulatory developments; and

4.	Controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

Operations in Protected Areas

Generally, vote FOR requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

1.	Operations in the specified regions are not permitted by current laws or regulations;

2.	The company does not currently have operations or plans to develop operations in these protected regions; or

3.	The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

B-65

Recycling

Vote CASE-BY-CASE on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

1.	The nature of the company’s business;

2.	The current level of disclosure of the company’s existing related programs;

3.	The timetable and methods of program implementation prescribed by the proposal;

4.	The company’s ability to address the issues raised in the proposal; and

5.	How the company’s recycling programs compare to similar programs of its industry peers.

Sustainability Reporting

Generally, vote FOR proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

1.	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

2.	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

Vote CASE-BY-CASE on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

1.	The company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

2.	Whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

3.	The potential financial impact or risk to the company associated with water-related concerns or issues; and

4.	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

Vote AGAINST proposals restricting a company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

Vote CASE-BY-CASE on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

1.	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;

B-66

2.	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;

3.	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;

4.	Applicable market-specific laws or regulations that may be imposed on the company; and

5.	Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Vote CASE-BY-CASE on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

1.	The scope and prescriptive nature of the proposal;

2.	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;

3.	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

4.	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

5.	The company’s current level of disclosure regarding its environmental and social performance.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

Generally, vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

1.	The degree to which existing relevant policies and practices are disclosed;

2.	Whether or not existing relevant policies are consistent with internationally recognized standards;

3.	Whether company facilities and those of its suppliers are monitored and how;

4.	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

5.	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

6.	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

7.	The scope of the request; and

8.	Deviation from industry sector peer company standards and practices.

Vote CASE-BY-CASE on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

1.	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;

B-67

2.	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;

3.	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and

4.	Whether the proposal is unduly burdensome or overly prescriptive.

Operations in High Risk Markets

Vote CASE-BY-CASE on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

1.	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

2.	Current disclosure of applicable risk assessment(s) and risk management procedures;

3.	Compliance with U.S. sanctions and laws;

4.	Consideration of other international policies, standards, and laws; and

5.	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in “high-risk” markets.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

1.	Controversies surrounding operations in the relevant market(s);

2.	The value of the requested report to shareholders;

3.	The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures; and

4.	The company’s existing human rights standards relative to industry peers.

Weapons and Military Sales

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally, vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

Vote CASE-BY-CASE on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

1.	The company’s current disclosure of relevant lobbying policies, and management and board oversight;

B-68

2.	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

3.	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Boston Partners will vote AGAINST proposals that impose significantly higher standards of reporting and oversight than required by legislation and-or industry standard and that would put the firm at a competitive disadvantage.

Political Contributions

Generally, vote CASE-BY-CASE on proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:

1.	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;

2.	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and

3.	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Boston Partners will vote AGAINST proposals that impose significantly higher standards of reporting and oversight than required by legislation and-or industry standard and that would put the firm at a competitive disadvantage.

Vote AGAINST proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals to publish in newspapers and other media a company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Political Ties

Generally, vote AGAINST proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

1.	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

2.	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

VIII.     Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

B-69

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

1.	Past performance as a closed-end fund;

2.	Market in which the fund invests;

3.	Measures taken by the board to address the discount; and

4.	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

1.	Past performance relative to its peers;

2.	Market in which the fund invests;

3.	Measures taken by the board to address the issues;

4.	Past shareholder activism, board activity, and votes on related proposals;

5.	Strategy of the incumbents versus the dissidents;

6.	Independence of directors;

7.	Experience and skills of director candidates;

8.	Governance profile of the company;

9.	Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

1.	Proposed and current fee schedules;

2.	Fund category/investment objective;

3.	Performance benchmarks;

4.	Share price performance as compared with peers;

5.	Resulting fees relative to peers;

6.	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

1.	Stated specific financing purpose;

2.	Possible dilution for common shares;

3.	Whether the shares can be used for antitakeover purposes.

B-70

1940 Act Policies (U.S.)

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

1.	Potential competitiveness;

2.	Regulatory developments;

3.	Current and potential returns; and

4.	Current and potential risk.

Generally, vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

1.	The fund’s target investments;

2.	The reasons given by the fund for the change; and

3.	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

1.	Political/economic changes in the target market;

2.	Consolidation in the target market; and

3.	Current asset composition.

Change in Fund’s Subclassification

Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:

1.	Potential competitiveness;

2.	Current and potential returns;

3.	Risk of concentration;

4.	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

1.	The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

B-71

2.	The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

3.	The company has demonstrated responsible past use of share issuances by either:

a.	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

b.	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

1.	Strategies employed to salvage the company;

2.	The fund’s past performance;

3.	The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

1.	The degree of change implied by the proposal;

2.	The efficiencies that could result;

3.	The state of incorporation;

4.	Regulatory standards and implications.

Vote AGAINST any of the following changes:

1.	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

2.	Removal of shareholder approval requirement for amendments to the new declaration of trust;

3.	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

4.	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;

5.	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

6.	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

1.	Regulations of both states;

2.	Required fundamental policies of both states;

3.	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

B-72

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

1.	Fees charged to comparably sized funds with similar objectives;

2.	The proposed distributor’s reputation and past performance;

3.	The competitiveness of the fund in the industry;

4.	The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

1.	Resulting fee structure;

2.	Performance of both funds;

3.	Continuity of management personnel;

4.	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

1.	Performance of the fund’s Net Asset Value (NAV);

2.	The fund’s history of shareholder relations;

3.	The performance of other funds under the advisor’s management.

B-73

AUSTRALIA AND NEW ZEALAND

I.     General

Constitutional Amendment

Vote case-by case on proposals to amend the company’s constitution.

Any proposals to amend the company’s constitution, including updating of various clauses to reflect changes in corporate law, to complete replacement of an existing constitution with a new “plain language,” and updated, version, are required to be approved by a special resolution (with a 75 percent super majority of votes cast requirement).

Renewal of “Proportional Takeover” Clause in Constitution

Vote FOR the renewal of the proportional takeover clause in the company’s constitution.

Significant Change in Activities

Vote FOR resolutions to change the nature or scale of business activities provided the notice of meeting and explanatory statement provide a sound business case for the proposed change.

II.     Share Capital

Non-Voting Shares

Vote AGAINST proposals to create a new class of non-voting or sub-voting shares. Only vote FOR if:

1.	It is intended for financing purposes with minimal or no dilution to current shareholders;

2.	It is not designed to preserve the voting power of an insider or significant shareholder.

Generally, vote FOR the cancellation of classes of non-voting or sub-voting shares.

Reduction of Share Capital: Cash Consideration Payable to Shareholders

Generally, vote FOR the reduction of share capital with the accompanying return of cash to shareholders.

Reduction of Share Capital: Absorption of Losses

Vote FOR reduction of share capital proposals, with absorption of losses as they represent routine accounting measures.

Buybacks/Repurchases

Generally, vote FOR requests to repurchase shares, unless:

1.	There is clear evidence available of past abuse of this authority; or

2.	It is a selective buyback, and the notice of meeting and explanatory statement does not provide a sound business case for it.

B-74

Consider the following conditions in buyback plans:

1.	Limitations on a company’s ability to use the plan to repurchase shares from third parties at a premium;

2.	Limitations on the exercise of the authority to thwart takeover threats; and

3.	A requirement that repurchases be made at arms-length through independent third parties.

Some shareholders object to companies repurchasing shares, preferring to see extra cash invested in new businesses or paid out as dividends. However, when timed correctly, buybacks are a legitimate use of corporate funds and can add to long-term shareholder returns.

Issue of Shares (Placement): Advance Approval

Vote CASE-BY-CASE on requests for the advance approval of issue of shares.

The ASX Listing Rules contain a general cap on non-pro rata share issues of 15 percent of total equity in a rolling 12-month period. Listing Rule 7.1 allows shareholders to vote to carve out from the “15-percent-in-12-months” cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent-in-12-months cap for the company. From 2009, the NZX Listing Rules contain a general cap on non-pro rata share issues of 20 percent of total equity in a rolling 12-month period (the limit was formerly 15 percent). Listing Rule 7.3.5(c) allows shareholders to vote to carve out from the “20-percent-in-12-months” cap a particular, proposed issue of shares. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 20-percent-in-12-months cap for the company.

Vote CASE-BY-CASE on all requests taking into consideration:

1.	Dilution to shareholders where, in some cases, companies may need the ability to raise funds for routine business contingencies without the expense of carrying out a rights issue. Such contingencies could include the servicing of option plans, small acquisitions, or payment for services. When companies make issuance requests without preemptive rights, shareholders not participating in the placement will suffer dilution. While conventions regarding this type of authority vary widely among countries, support issuance requests without preemptive rights for up to 20 percent of a company’s outstanding capital;

2.	Discount/premium in purchase price to the investor;

3.	Use of proceeds;

4.	Any fairness opinion;

5.	Results in a change in control;

6.	Financing or strategic alternatives explored by the company;

7.	Arms-length negotiations; and,

8.	Conversion rates on convertible equity (if applicable).

Issue of Shares (Placement): Retrospective Approval

Vote CASE-BY-CASE on retrospective approval of issue of shares.

Australia: Listing Rule 7.4 allows shareholders to vote to carve out from the 15-percent-in-12-months cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 15-percent in-12-months cap for the company.

New Zealand: Listing Rule 7.3.5(c) allows shareholders to vote to carve out from the 20-percent-in-12-months cap an issue of shares made some time in the previous 12 months. If shareholders vote to approve this type of resolution, then the share allotments in question will not be counted in calculating the 20-percent in-12-months cap for the company. As long as the prior issuances conform to dilution guidelines above, vote FOR such proposals.

B-75

III.     Board of Directors

Voting on Director Nominees in Uncontested Elections

Shareholder Nominees

Generally, vote AGAINST shareholder-nominated candidates who lack board endorsement and do not present conclusive rationale to justify their nomination, including unmatched skills and experience, or other reason. Vote FOR such candidates if they demonstrate a clear ability to contribute positively to board deliberations.

Problematic Remuneration Practices (Australia)

Generally, vote AGAINST members of the remuneration committee if the remuneration resolution at the previous general meeting (usually the previous year) received support of less than 75 percent of votes cast, taking into account:

1.	The company’s response in addressing specific concerns, engagement with institutional investors, and other compensation practices;

2.	The company’s ownership structure;

3.	Whether the issues are considered to be recurring or isolated; and

4.	Whether the level of support was less than 50 percent.

Removal of Directors (New Zealand)

Vote CASE-BY-CASE on resolutions for the removal of directors, taking into consideration:

1.	Company performance relative to its peers;

2.	Strategy of the incumbents versus the dissidents;

3.	Independence of directors/nominees;

4.	Experience and skills of board candidates;

5.	Governance profile of the company;

6.	Evidence of management entrenchment;

7.	Responsiveness to shareholders; and,

8.	Level of disclosure by company to shareholders.

IV.     Remuneration

Remuneration Report (Australia)

Vote CASE-BY-CASE on the remuneration report, taking into account the pay of executives and non-executive directors, including where applicable:

1.	The quantum of total fixed remuneration and short-term incentive payments relative to peers;

2.	Whether any increases, either to fixed or variable remuneration, for the year under review or the upcoming year were well-explained and not excessive;

3.	The listed entity’s workforce;

B-76

4.	Financial performance and alignment with shareholder returns;

5.	The adequacy and quality of the company’s disclosure generally;

6.	The appropriateness and quality of the company’s disclosure linking identified material business risks and pre-determined key performance indicators (KPIs) that determine annual variable executive compensation outcomes;

7.	The existence of appropriate performance criteria against which vesting and the quantum of cash and equity bonuses are assessed prior to any payment being made;

8.	Whether appropriate targets for incentives, including in the STI or LTI, are in place and are disclosed with an appropriate level of detail;

9.	Whether performance measures and targets for incentives, including in the STI and LTI, are measured over an appropriate period and are sufficiently stretching;

10.	Any special arrangements for new joiners were in line with good market practice;

11.	The remuneration committee exercised discretion appropriately, and such discretion is appropriately explained; and

12.	The alignment of CEO and executive pay with the company’s financial performance and returns for shareholders.

Where a remuneration report contains multiple areas of non-compliance with good practice, the vote will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall qualified FOR vote whereas a single, serious deviation may be sufficient to justify an AGAINST vote.

In cases where a serious breach of good practice, or departure from accepted market standards and shareholder requirements, is identified and typically where issues have been raised by shareholders over one or more years, the chair of the remuneration committee (or, where relevant, another member of the remuneration committee) may also receive a negative vote.

Elements of the remuneration report include:

1.	Base Pay;

2.	Superannuation, pension contributions and benefits;

3.	Short term incentive (STI);

4.	Long-term incentive (LTI);

5.	Dilution Limits;

6.	Malus/ clawback;

7.	Good leavers;

8.	Change in control;

9.	Shareholding requirement;

10.	Executive’ service contracts, including exit payments;

11.	Arrangements for new joiners;

12.	Discretion;

13.	Non-executive director fees;

14.	All-employee schemes.

Remuneration of Executive Directors: Share Incentive Schemes (Australia)

Vote CASE-BY-CASE on share-based incentives for executive directors.

B-77

Remuneration of Executives: Options and Other Long-Term Incentives

Vote CASE-BY-CASE on options and long-term incentives for executives. Vote AGAINST plans and proposed grants under plans if:

1.	The company failed to disclose adequate information regarding any element of the scheme;

2.	The performance hurdles are not sufficiently demanding;

3.	The plan permits retesting of grants based on rolling performance;

4.	The plan allows for excessive dilution.

Evaluate long-term incentive plans (and proposed grants of equity awards to particular directors) according to the following criteria:

Exercise Price

1.	Option exercise prices should not be at a discount to market price at the grant date (in the absence of demanding performance hurdles).

2.	Plans should not allow the repricing of underwater options.

Vesting Period

1.	Appropriate time restrictions before options can be exercised (if 50 percent or more of securities can vest in two to three years or less, this is generally considered too short).

Performance Hurdles

1.	Generally, a hurdle that relates to total shareholder return (TSR) is preferable to a hurdle that specifies an absolute share price target or an accounting measure of performance (such as earnings per share (EPS)).

2.	Where a relative hurdle is used (comparing the company’s performance against a group of peers or against an index), no vesting should occur for sub-median performance.

3.	The use of ‘indexed options’ – where the exercise price of an option is increased by the movement in a suitable index of peer companies – is generally considered a sufficiently demanding hurdle.

4.	A sliding-scale hurdle – under which the percentage of rights that vest increases according to a sliding scale of performance (whether absolute or relative) – is generally preferable to a hurdle under which 100 percent of the award vests once a single target is achieved (i.e. no “cliff vesting”).

5.	In the absence of relative performance hurdles, absolute share price hurdles may be appropriate so long as they are sufficiently stretching. Where an absolute share-price target is used, executives can be rewarded by a rising market even if their company does relatively poorly. In addition, even if a share price hurdle is set at a significantly higher level than the prevailing share price, if the option has a long life then the hurdle may not be particularly stretching.

6.	In determining whether an absolute share price target is sufficiently stretching, take into consideration the company’s explanation of how the target share price has been calculated. ISS will be more likely to consider an absolute share price target as sufficiently stretching when the target price is reflected in the option exercise price.

7.	The issue of options with no performance conditions other than continued service and the exercise price (set as being equal to the share price on date of issue) is not generally considered to be a sufficiently demanding hurdle.

8.	Support incentive schemes with accounting-based hurdles if they are sufficiently demanding. An accounting-based hurdle does not necessarily require that shareholder value be improved before the incentive vests as it is possible for incentives to vest – and executives to be rewarded – without any medium- to long-term improvement in returns to shareholders. Growth in EPS may, but does not always, translate into a material increase in share price and dividends over the medium to long-term.

B-78

9.	Hurdles which relate option vesting to share price performance against a company’s cost of capital may be considered acceptable if the exercise price is adjusted to reflect the cost of capital over the vesting period. Shareholders must also be given sufficient information to determine if the cost of capital will be calculated or reviewed independently of management.

10.	Two different types of options should be distinguished: (1) grants of market-exercise-price options (traditional options), and (2) zero exercise price options (also called conditional awards, performance shares, and performance rights). Traditional options have an in-built share price appreciation hurdle, because the share price must increase above its level at grant date for the executive to have an incentive to exercise. Performance rights have no exercise price; the executive pays nothing to the company on exercising the rights. An EPS hurdle can lead to executive reward without any increase in shareholder return if the instruments are performance rights, but not if they are traditional options. Therefore, an EPS hurdle can more readily be supported if traditional options, rather than performance rights, are being granted.

11.	For an EPS target to be sufficiently stretching, where a single target is used (with 100 percent of options/rights vesting on the target being achieved), the target should generally specify a challenging target that is at least in line with analyst and management earnings forecasts. For targets which see rewards vest based on a sliding scale, vesting should start at a level below consensus forecasts only if a substantial portion of the award vests for performance above consensus forecasts.

Retesting

1.	Do not support excessive retesting of options grants against performance hurdles. Many NZ companies use performance hurdles such as cost of capital relative to share price that allow for continual retesting and the issue of retesting against performance hurdles does not appear to have been raised with companies in the past and many equity grants to executive directors have been modest in size. As such, it is not appropriate for Boston Partners to vote AGAINST a particular options grant on the basis of excessive retesting.

2.	Generally, vote AGAINST incentive schemes that provide for retesting against performance hurdles on a rolling-basis. For retesting to be acceptable, at a minimum it should assess performance against the hurdle from the inception date to the date of vesting.

Transparency

1.	The methodology for determining exercise price of options should be disclosed.

2.	Shareholders should be presented with sufficient information to determine whether an incentive scheme will reward superior future performance.

3.	The proposed volume of securities which may be issued under an incentive scheme should be disclosed to enable shareholders to assess dilution.

4.	Time restrictions before options can be exercised should be disclosed, as should the expiry date of the options. Any restrictions on disposing of shares received on the exercise of options should be disclosed.

5.	If a value has been assigned to the options, the method used to calculate cost of options should be disclosed.

6.	The method of purchase or issue of shares on exercise of options should be disclosed.

Dilution of Existing Shareholders’ Equity

Aggregate number of all shares and options issued under all employee and executive incentive schemes should not exceed 10 percent of issued capital.

Level of Reward

Value of options granted (assuming performance hurdles are met) should be consistent with comparable schemes operating in similar companies.

Eligibility for Participation in the Scheme

1.	Scheme should be open to all key executives.

B-79

2.	Scheme should not be open to non-executive directors.

Other

1.	Incentive plans should include reasonable change-in-control provisions (i.e. pro-rata vesting based on the proportion of the vesting period expired and performance against the hurdles taking into account the size of awards).

2.	Incentive plans should include ‘good’ leaver/’bad’ leaver provisions to minimize excessive and unearned payouts.

Non-Executive Director Perks/Fringe Benefits (Australia)

Where a company provides fringe benefits to non-executive directors in addition to directors’ board and committee fees, vote CASE-BY-CASE on:

1.	The remuneration report;

2.	Proposals to increase the non-executive directors’ aggregate fee cap; and/or

3.	The election of the chairman of the board, chairman of the remuneration committee, or any member of the remuneration committee standing for re-election.

Vote AGAINST when post-employment fringe benefits are paid to non-executive directors, which are often represented as an entitlement per year of service on the board of the company.

Remuneration of Non-Executive Directors: Increase in Aggregate Fee Cap

Vote CASE-BY-CASE on resolution that seeks shareholder approval for an increase in the maximum aggregate level of fees payable to the company’s non-executive directors.

In assessing director remuneration, consider how remuneration relates to shareholders’ interests, specifically:

1.	The size of the proposed increase;

2.	The level of fees compared to those at peer companies;

3.	The explanation the board has given for the proposed increase;

4.	Whether the company has discontinued retirement benefits;

5.	The company’s absolute and relative performance over (at least) the past three years based on measures such as (but not limited to) share price, earnings per share and return on capital employed;

6.	The company’s policy and practices on non-executive director remuneration, including equity ownership;

7.	The number of directors presently on the board and any planned increases to the size of the board;

8.	The level of board turnover.

Generally, vote FOR a fee cap resolution that also seeks to allow directors to receive part or all of their fees in shares.

In Australia, vote AGAINST the increase if the company has an active retirement benefits plan for non-executive directors. Vote AGAINST where a company is seeking an increase after a period of poor absolute and relative performance, where the same board (or largely the same board) has overseen this period of poor performance and where the fee cap increase is not sought for the purposes of board renewal.

Remuneration of Non-Executive Directors: Issue of Options (New Zealand)

Generally, vote AGAINST the issue of options to non-executive directors.

B-80

Remuneration of Non-Executive Directors: Approval of Share Plan

For New Zealand, generally vote AGAINST the issue of options to non-executive directors. For Australia, generally, vote FOR the approval of NED share plans which are essentially salary-sacrifice structures and have the effect of increasing directors’ shareholdings and alignment with investors.

Transparency of CEO Incentives (New Zealand)

Vote AGAINST the re-election of members of the remuneration committee if:

1.	The remuneration of the CEO is not subject to any shareholder approval or scrutiny; or

2.	There is evidence that the CEO has been granted a substantial quantity of equity incentives; and,

3.	There is no apparent credible explanation for the CEO not being a member of the board;

Shareholder Resolutions (New Zealand)

Generally, vote FOR appropriately-structured shareholder resolutions calling for increased disclosure of executive remuneration and/or the introduction of a non-binding shareholder vote on a company’s remuneration policy.

Executives are employees of shareholders, and it is therefore appropriate for shareholders to be informed as to the level of executive remuneration, and how it is determined. It is also appropriate for shareholders to be given a non-binding vote on a company’s general approach to executive remuneration, and a number of jurisdictions, including the U.S., U.K., Australia, Sweden, and the Netherlands, have adopted such non-binding votes. These votes can be a valuable and relatively inexpensive way for shareholders to communicate concerns over remuneration to a company.

B-81

BRAZIL

I.     Board of Directors

Minimum Independence Levels

Vote AGAINST the bundled election of directors if the post-election board at Novo Mercado and Nivel 2 companies would not be at least 30-percent independent.

Vote AGAINST the bundled election of directors if the post-election board of Nivel 1 and Traditional companies would not have at least one independent member.

Unbundled Elections

In an unbundled election, if the board’s independent level is greater than one-third, support all director nominees if:

1.	Minority shareholders have not timely disclosed board nominees to be elected under minority separate elections, as allowed by the Brazilian Corporate Law (see Election of Minority Nominees – Separate Election below); and

2.	There are no concerns regarding the candidate(s) and/or the company.

However, if the proposed board is one-third or less independent:

1.	Support the independent nominees presented individually under the majority election; and

2.	Vote AGAINST the non-independent candidates in the majority election.

Generally, will not vote AGAINST the election of the chairman, due to the relevance of the board leadership position in the absence of other governance concerns.

Election of Minority Nominees (Separate Election)

Vote FOR the election of minority board nominees (ordinary and preferred holders), as well as minority fiscal council nominees, presented under a separate election when timely disclosure is provided of their names and biographical information, in the absence of other concerns regarding the proposed nominees. If competing minority nominees are disclosed by different minority shareholders, the contested election policy will be applied.

When a separate election is presented for minority board and/or fiscal council nominees, prioritize the support for the election of minority representatives, if timely disclosure is provided, and a DO NOT VOTE vote may be issued for the management nominees.

On the other hand, in the absence of timely disclosure regarding minority nominees, a DO NOT VOTE or an ABSTAIN vote may be issued for the separate minority election proposal, and a vote would be presented for the management slate in accordance with the aforementioned policy.

Vote on a best effort basis, whenever the names and biographical information of minority nominees are disclosed following the publication of the original report, up to a minimum of eight (8) days prior to the shareholder meeting, in which case priority will be given to allow minority shareholders to elect a representative to the board of directors and/or fiscal council.

Combined Chairman/CEO

Vote AGAINST the bundled election of directors of companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&Fbovespa)–Novo Mercado, Nivel 2, and Nivel 1–if the company

B-82

maintains or proposes a combined chairman/CEO structure, after three (3) years from the date the company’s shares began trading on the respective differentiated corporate governance segment.

Vote AGAINST the election of the company’s chairman, if the nominee is also the company’s CEO, when it is presented as a separate election at companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&Fbovespa), Novo Mercado, Nivel 2, and Nivel 1–after three (3) years from the date the company’s shares began trading on the respective differentiated corporate governance segment.

Board Structure

Vote AGAINST proposals to increase board terms.

II.     Capital Structure

Share Repurchase Plans

Boston Partners will generally vote AGAINST any proposal where:

1.	The repurchase can be used for takeover defenses;

2.	There is clear evidence of abuse;

3.	There is no safeguard against selective buybacks; or

Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

III.     Compensation

Management Compensation

Generally, vote FOR management compensation proposals that are presented in a timely manner and include all disclosure elements required by the Brazilian Securities Regulator (CVM).

Vote AGAINST management compensation proposals when:

1.	The company fails to present a detailed remuneration proposal or the proposal lacks clarity;

2.	The company does not disclose the total remuneration of its highest-paid executive; or

3.	The figure provided by the company for the total compensation of its highest-paid administrator is not inclusive of all elements of the executive’s pay.

Vote CASE-BY-CASE on global remuneration cap (or company’s total remuneration estimate, as applicable) proposals that represent a significant increase of the amount approved at the previous AGM (year-over-year increase). When further scrutinizing year-over-year significant remuneration increases, jointly consider some or all of the following factors, as relevant:

1.	Whether there is a clearly stated and compelling rationale for the proposed increase;

2.	Whether the remuneration increase is aligned with the company’s long-term performance and/or operational performance targets disclosed by the company;

3.	Whether the company has had positive TSR for the most recent one- and/or three-year periods;

4.	Whether the relation between fixed and variable executive pay adequately aligns compensation with the company’s future performance.

Vote on a CASE-BY-CASE basis when the company proposes to amend previously-approved compensation caps, paying particular attention as to whether the company has presented a compelling rationale for the request.

B-83

Compensation Plans

Boston Partners will generally support reasonable equity pay plans that encourage long-term commitment and ownership by its recipients without posing significant risks to shareholder value.

Vote AGAINST a stock option plan and/or restricted share plan, or an amendment to the plan, if:

1.	The plan lacks a minimum vesting cycle of three years;

2.	The plan permits options to be issued with an exercise price at a discount to the current market price, or permits restricted shares to be awarded (essentially shares with a 100 percent discount to market price), in the absence of explicitly stated, challenging performance hurdles related to the company’s historical financial performance or the industry benchmarks;

3.	The maximum dilution exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. However, Boston Partners will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value; or

4.	Directors eligible to receive options or shares under the scheme are involved in the administration of the plan.

Vote on a CASE-BY-CASE basis if non-executive directors are among the plan’s potential beneficiaries, paying special attention to:

1.	Whether there are sufficient safeguards to ensure that beneficiaries do not participate in the plan’s administration; and

2.	The type of grant (if time-based, performance-based, or in lieu of cash), considering the long-term strategic role of boards of directors.

Specifically for share matching plans, in addition to the abovementioned factors, vote AGAINST the plan, or an amendment to the plan, if:

1.	The shares to be acquired by the participant to become eligible to the share matching plan lack a minimum three-year lock-up period.

Furthermore, for share matching plans with no disclosed performance criteria, Boston Partners will vote AGAINST the plan if:

1.	The shares of the initial investment may be purchased by the participant at a discount to the market price;

2.	The initial investment is made using resources other than the annual variable remuneration received by the participant; or

3.	The plan lacks a reasonable ratio between the number of shares awarded by the company (matching) and each share acquired by the participant.

IV.     Other

Items Antitakeover Mechanisms

Vote FOR mandatory bid provisions that are structured in line with the recommendations of the Sao Paulo Stock Exchange’s Novo Mercado listing segment:

1.	Ownership trigger of 30 percent or higher; and

2.	Reasonable pricing provisions.

B-84

CANADA: TSX- LISTED AND VENTURE LISTED COMPANIES

I.     Board of Directors

Slate Ballots (Bundled Director Elections)

Generally, vote WITHHOLD for all directors nominated only by slate ballot at the annual/general or annual/special shareholders’ meetings. This policy will not apply to contested director elections.

Individual director elections are required for companies listed on the Toronto Stock Exchange (TSX).

Policy Considerations for Majority Owned Companies

Support a one-share, one-vote principle. In recognition of the substantial equity stake held by certain shareholders, on a CASE-BY-CASE basis, director nominees who are or who represent a controlling shareholder of a majority owned company may be supported if the company meets all of the following independence and governance criteria:

1.	The number of directors related to the controlling shareholder should not exceed the proportion of common shares controlled by the controlling shareholder. In no event, however, should the number of directors related to the controlling shareholder exceed two-thirds of the board;
2.	In addition to the above, if the CEO is related to the controlling shareholder, no more than one-third of the board should be related to management (as distinct from the controlling shareholder);
3.	If the CEO and chair roles are combined or the CEO is or is related to the controlling shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the controlling shareholder;
4.	A majority of the audit and nominating committees should be either independent directors or in addition to at least one independent director, may be directors who are related to the controlling shareholder. All members of the compensation committee should be independent of management. If the CEO is related to the controlling shareholder, no more than one member of the compensation committee should be a director who is related to the controlling shareholder; and
5.	Prompt disclosure of detailed vote results following each shareholder meeting.

This policy will not be considered at dual class companies having common shares with unequal voting or board representation rights.

Audit Fee Disclosure

For Canada Venture Listed companies, vote WITHHOLD for the members of the audit committee as constituted in the most recently completed fiscal year if n audit fee information is disclosed by the company within 120 days after its fiscal year end. In the event that the shareholders’ meeting at which ratification of auditors is a voting item is scheduled prior to the end of the 120 day reporting deadline and the audit fees for the most recently completed fiscal year have not yet been provided, the vote will be based on the fee disclosure for the prior fiscal year.

Vote WITHHOLD for individual director nominees if the company has not adopted a majority voting director resignation policy and a pattern of low attendance exists based on prior years’ meeting attendance.

Board Responsiveness

Vote WITHHOLD for continuing individual directors, nominating committee members, or the continuing members of the entire board of directors if at the previous board election, any director received more than 50 percent WITHHOLD votes of the votes cast under a majority voting director resignation policy and the nominating

B-85

committee has not required that the director leave the board after 90 days, or has not provided another form of acceptable response to the shareholder vote which will be reviewed on a CASE-BY-CASE basis;

Unilateral Adoption of an Advance Notice Provision

Vote WITHHOLD for individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders’ meeting.

Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further WITHHOLD votes.

Externally-Managed Issuers (EMIs)

Vote CASE-BY-CASE on say-on-pay resolutions where provided, or on individual directors, committee members, or the entire board as appropriate, when an issuer is externally-managed and has provided minimal or no disclosure about their management services agreements and how senior management is compensated. Factors taken into consideration may include but are not limited to:

1.	The size and scope of the management services agreement;
2.	Executive compensation in comparison to issuer peers and/or similarly structured issuers;
3.	Overall performance;
4.	Related party transactions;
5.	Board and committee independence;
6.	Conflicts of interest and process for managing conflicts effectively;
7.	Disclosure and independence of the decision-making process involved in the selection of the management services provider;
8.	Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;
9.	Historical compensation concerns;
10.	Executives’ responsibilities; and
11.	Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer’s governance framework.

Proxy Access

Proxy Contests – Voting for Director Nominees in Contested Elections

In addition to the General Policy when a dissident seeks a majority of board seats, Boston Partners will require from the dissident a well-reasoned and detailed business plan, including the dissident’s strategic initiatives, a transition plan and the identification of a qualified and credible new management team. The detailed dissident plan will be compared against the incumbent plan and the dissident director nominees and management team will be compared against the incumbent team in order to arrive at a vote decision.

When a dissident seeks a minority of board seats, the burden of proof imposed on the dissident is lower. In such cases, Boston Partners will not require from the dissident a detailed plan of action, nor is the dissident required to prove that its plan is preferable to the incumbent plan. Instead, the dissident will be required to prove that board change is preferable to the status quo and that the dissident director slate will add value to board deliberations including by, among other factors, considering issues from a viewpoint different from that of the current board members.

II.     Shareholder Rights & Defenses

Advance Notice Requirements

Vote CASE-BY-CASE on proposals to adopt or amend an advance notice board policy or to adopt or amend articles or by-laws containing or adding an advance notice requirement. These provisions will be evaluated to ensure that all

B-86

of the provisions included within the requirement solely support the stated purpose of the requirement. The purpose of advance notice requirements, as generally stated in the market, is:

1.	To prevent stealth proxy contests;
2.	To provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations within a reasonable timeframe; and
3.	To provide all shareholders with sufficient information about potential nominees in order for them to make informed voting decisions on such nominees.

Features that may be considered problematic include but are not limited to:

1.	For annual notice of meeting given not less than 50 days prior to the meeting date, the notification timeframe within the advance notice requirement should allow shareholders the ability to provide notice of director nominations at any time not less than 30 days prior to the shareholders’ meeting. The notification timeframe should not be subject to any maximum notice period. If notice of annual meeting is given less than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders’ meeting is also acceptable;
2.	The board’s inability to waive all sections of the advance notice provision under the policy or by-law, in its sole discretion;
3.	A requirement that any nominating shareholder provide representation that the nominating shareholder be present at the meeting in person or by proxy at which his or her nominee is standing for election for the nomination to be accepted, notwithstanding the number of votes obtained by such nominee;
4.	A requirement that any proposed nominee deliver a written agreement wherein the proposed nominee acknowledges and agrees, in advance, to comply with all policies and guidelines of the company that are applicable to directors;
5.	Any provision that restricts the notification period to that established for the originally scheduled meeting in the event that the meeting has been adjourned or postponed;
6.	Any disclosure request within the advance notice requirement, or the company’s ability to request additional disclosure of the nominating shareholder(s) or the shareholder nominee(s) that: exceeds what is required in a dissident proxy circular; goes beyond what is necessary to determine director nominee qualifications, relevant experience, shareholding or voting interest in the company, or independence in the same manner as would be required for management nominees; or, goes beyond what is required under law or regulation;
7.	Stipulations within the provision that the corporation will not be obligated to include any information provided by dissident director nominees or nominating shareholders in any shareholder communications, including the proxy statement; and
8.	Any other feature or provision determined to have a negative impact on shareholders’ interests and deemed outside the purview of the stated purpose of the advance notice requirement.

Enhanced Shareholder Meeting Quorum for Contested Director Elections

Vote AGAINST new by-laws or amended by-laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members (“Enhanced Quorum”).

Appointment of Additional Directors Between Annual Meetings

Vote FOR these resolutions where:

1.	The company is incorporated under a statute (such as the Canada Business Corporations Act) that permits removal of directors by simple majority vote;

2.	The number of directors to be appointed between meetings does not exceed one-third of the number of directors appointed at the previous annual meeting; and

3.	Such appointments must be ratified by shareholders at the annual meeting immediately following the date of their appointment.

B-87

Article/By-law Amendments

Vote FOR proposals to adopt or amend articles/by-laws unless the resulting document contains any of the following:

1.	The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced to no less than 10 percent in the case of a small company that can demonstrate, based on publicly disclosed voting results, that it is unable to achieve a higher quorum and where there is no controlling shareholder);

2.	The quorum for a meeting of directors is less than 50 percent of the number of directors;

3.	The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;

4.	An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director;

5.	An advance notice requirement that includes one or more provisions which could have a negative impact on shareholders’ interests and which are deemed outside the purview of the stated purpose of the requirement;

6.	Authority is granted to the board with regard to altering future capital authorizations or alteration of the capital structure without further shareholder approval; or

7.	Any other provisions that may adversely impact shareholders’ rights or diminish independent effective board oversight.

In any event, proposals to adopt or amend articles or by-laws will generally be opposed if the complete article or by-law document is not included in the meeting materials for thorough review or referenced for ease of location on SEDAR, which is the equivalent to the U.S.’ EDGAR System.

Vote FOR proposals to adopt or amend articles/by-laws if the proposed amendment is limited to only that which is required by regulation or will simplify share registration.

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived for that particular vote.

Generally, vote FOR management proposals to adopt confidential voting.

Poison Pills (Shareholder Rights Plans)

As required by the TSX, the adoption of a shareholder rights plan must be ratified by shareholders within six months of adoption.

Vote CASE-BY-CASE on management proposals to ratify a shareholder rights plan (poison pill) taking into account whether it conforms to ‘new generation’ rights plan best practice guidelines and its scope is limited to the following two specific purposes:

1.	To give the board more time to find an alternative value enhancing transaction; and
2.	To ensure the equal treatment of all shareholders.

Vote AGAINST plans that go beyond these purposes if:

1.	The plan gives discretion to the board to either:
a.	Determine whether actions by shareholders constitute a change in control;
b.	Amend material provisions without shareholder approval;
c.	Interpret other provisions;

B-88

d.	Redeem the rights or waive the plan’s application without a shareholder vote; or
e.	Prevent a bid from going to shareholders.
2.	The plan has any of the following characteristics:
a.	Unacceptable key definitions;
b.	Reference to Derivatives Contracts within the definition of Beneficial Owner;
c.	Flip over provision;
d.	Permitted bid minimum period greater than 105 days;
e.	Maximum triggering threshold set at less than 20 percent of outstanding shares;
f.	Does not permit partial bids;
g.	Includes a Shareholder Endorsed Insider Bid (SEIB) provision;
h.	Bidder must frequently update holdings;
i.	Requirement for a shareholder meeting to approve a bid; and
j.	Requirement that the bidder provide evidence of financing.
3.	The plan does not:
a.	Include an exemption for a “permitted lock up agreement”;
b.	Include clear exemptions for money managers, pension funds, mutual funds, trustees, and custodians who are not making a takeover bid; and
c.	Exclude reference to voting agreements among shareholders.

III.     Capital/ Restructuring

Increases in Authorized Capital

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Generally, vote FOR proposals to approve increased authorized capital if:

1.	A company’s shares are in danger of being de-listed; or
2.	A company’s ability to continue to operate as a going concern is uncertain.

Generally, vote AGAINST proposals to approve unlimited capital authorization.

Private Placement Issuances

Vote CASE-BY-CASE on private placement issuances taking into account:

1.	Whether other resolutions are bundled with the issuance;

2.	Whether the rationale for the private placement issuance is disclosed;

3.	Dilution to existing shareholders’ position;

4.	Issuance that represents no more than 30 percent of the company’s outstanding shares on a non-diluted basis is considered generally acceptable;

5.	Discount/premium in issuance price to the unaffected share price before the announcement of the private placement;

6.	Market reaction: The market’s response to the proposed private placement since announcement; and

7.	Other applicable factors, including conflict of interest, change in control/management, evaluation of other alternatives.

Generally, vote FOR the private placement issuance if it is expected that the company will file for bankruptcy if the transaction is not approved or the company’s auditor/management has indicated that the company has going concern issues.

B-89

Blank Check Preferred Stock

Vote AGAINST proposals to create unlimited blank check preferred shares or increase blank cheque preferred shares where:

1.	The shares carry unspecified rights, restrictions, and terms; or

2.	The company does not specify any specific purpose for the increase in such shares.

Generally, vote FOR proposals to create a reasonably limited number of preferred shares where both of the following apply:

1.	The company has stated in writing and publicly disclosed that the shares will not be used for antitakeover purposes; and

2.	The voting, conversion, and other rights, restrictions, and terms of such stock where specified in the articles, are reasonable.

Dual-class Stock

Vote AGAINST proposals to create a new class of common stock that will create a class of common shareholders with diminished or superior voting rights.

The following is an exceptional set of circumstances under which Boston Partners would generally support a dual class capital structure. Such a structure must meet all of the following criteria:

1.	It is required due to foreign ownership restrictions and financing is required to be done out of country;

2.	It is not designed to preserve the voting power of an insider or significant shareholder;

3.	The subordinate class may elect some board nominees;

4.	There is a sunset provision; and

5.	There is a coattail provision that places a prohibition on any change in control transaction without approval of the subordinate class shareholders.

Escrow Agreements

Vote AGAINST an amendment to an existing escrow agreement where the company is proposing to delete all performance-based release requirements in favor of time-driven release requirements.

IV.     Compensation

Pay for Performance Evaluation

This policy will be applied at all S&P/TSX Composite Index Companies and for all management say-on-pay proposals (MSOP)resolutions.

On a CASE-BY-CASE basis, Boston Partners will evaluate the alignment of the CEO’s total compensation with company performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholder’s perspective, performance is predominantly gauged by the company’s share price performance over time. Even when financial or operational measures are used as the basis for incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long term.

Vote AGAINST MSOP proposals and/or vote WITHHOLD for compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO) and/or AGAINST an equity-based incentive plan proposal if there is significant long-term misalignment between CEO pay and company performance.

The determination of long-term pay for performance alignment is a two-step process: step one is a quantitative screen, which includes a relative and absolute analysis on pay for performance, and step two is a qualitative

B-90

assessment of the CEO’s pay and company performance. A pay for performance disconnect will be determined as follows:

Step I: Quantitative Screen

Relative:

1.	The Relative Degree of Alignment (RDA) is the difference between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period or less if pay or performance data is unavailable for the full three years;

2.	The Financial Performance Assessment (FPA) is the ranking of CEO total pay and company financial performance within a peer group, each measured over a three-year period;

3.	Multiple of Median (MOM) is the total compensation in the last reported fiscal year relative to the median compensation of the peer group; and

Absolute:

1.	The CEO Pay-to-TSR Alignment (PTA) over the prior five fiscal years, i.e., the difference between absolute pay changes and absolute TSR changes during the prior five-year period (or less as company disclosure permits).

Step II: Qualitative Analysis

Companies identified by the methodology as having potential misalignment will receive a qualitative assessment to determine the ultimate vote, considering a range of CASE-BY-CASE factors which may include:

1.	The ratio of performance- to time-based equity grants and the overall mix of performance-based compensation relative to total compensation (considering whether the ratio is more than 50 percent); standard time-vested stock options and restricted shares are not considered to be performance-based for this consideration;

2.	The quality of disclosure and appropriateness of the performance measure(s) and goal(s) utilized, so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage;

3.	The trend in other financial metrics, such as growth in revenue, earnings, return measures such as ROE, ROA, ROIC, etc.;

4.	The use of discretionary out-of-plan payments or awards and the rationale provided as well as frequency of such payments or awards;

5.	The trend considering prior years’ P4P concern;

6.	Extraordinary situation due to a new CEO in the last reported FY; and

7.	Any other factors deemed relevant.

Problematic Pay Practices

Vote AGAINST MSOP resolutions and/or vote WITHHOLD for compensation committee members if the company has significant problematic compensation practices. Generally, vote AGAINST equity plans if the plan is a vehicle for problematic compensation practices.

Generally, vote based on the preponderance of problematic elements; however, certain adverse practices may warrant WITHHOLD or AGAINST votes on a stand-alone basis in particularly egregious cases. The following practices, while not an exhaustive list, are examples of problematic compensation practices that may warrant an AGAINST or WITHHOLD vote:

Poor disclosure practices:

B-91

1.	General omission of timely information necessary to understand the rationale for compensation setting process and outcomes, or omission of material contracts, agreements or shareholder disclosure documents;

New CEO with overly generous new hire package:

1.	Excessive “make whole” provisions;

2.	Any of the problematic pay practices listed in this policy;

Egregious employment contracts:

1.	Contracts containing multiyear guarantees for salary increases, bonuses, or equity compensation;

Employee Loans:

1.	Interest free or low interest loans extended by the company to employees for the purpose of exercising options or acquiring equity to meet holding requirements or as compensation;

Excessive severance and/or change-in-control provisions:

2.	Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 2X cash pay (salary + bonus);

3.	Severance paid for a “performance termination” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

4.	Employment or severance agreements that provide for modified single triggers, under which an executive may voluntarily leave following a change in control without cause and still receive the severance package;

5.	Perquisites for former executives such as car allowance, personal use of corporate aircraft, or other inappropriate arrangements;

6.	Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:

1.	Performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance;

Excessive perks:

1.	Overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary;

Payment of dividends on performance awards:

1.	Performance award grants for which dividends are paid during the period before the performance criteria or goals have been achieved, and therefore not yet earned;

Problematic option granting practices:

1.	Backdating options (i.e. retroactively setting a stock option’s exercise price lower than the prevailing market value at the grant date);

2.	Springloading options (i.e. timing the grant of options to effectively guarantee an increase in share price shortly after the grant date);

3.	Cancellation and subsequent re-grant of options;

Internal Pay Disparity:

1.	Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO);

Absence of pay practices that discourage excessive risk taking:

1.	These provisions include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred bonus and equity award compensation practices, etc.;

B-92

2.	Financial institutions will be expected to have adopted or at least addressed the provisions listed above in accordance with the Financial Stability Board’s (FSB) Compensation Practices and standards for financial companies;

Other excessive compensation payouts or problematic pay practices at the company.

Equity-Based Compensation Plans

In addition to the General Policy, consider the following:

1.	Plan Features:

a.	Detailed disclosure regarding the treatment of outstanding awards under a change in control (CIC)

b.	No financial assistance to plan participants for the exercise or settlement of awards;

c.	Public disclosure of the full text of the plan document; and

d.	Reasonable share dilution from equity plans relative to market best practices. For Canada Venture Listed Companies, the basic dilution (i.e. not including warrants or shares reserved for equity compensation) represented by all equity compensation plans should not be greater than 10 percent.

e.	For Canada Venture Listed Companies, vote AGAINST if the plan expressly permits the repricing of options without shareholder approval and the company has repriced options within the past three years.

2.	Grant Practices:

a.	Reasonable three-year average burn rate relative to market best practices (shouldn’t exceed 3.5%);

b.	Meaningful time vesting requirements for the CEO’s most recent equity grants (three-year lookback);

c.	The issuance of performance-based equity to the CEO;

d.	A clawback provision applicable to equity awards; and

e.	Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).

Generally, vote AGAINST the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders’ best interests.

Overriding Negative Factors: In addition, vote AGAINST the plan if any of the following unacceptable factors have been identified:

1.	Discretionary or insufficiently limited non- executive director participation;

2.	An amendment provision which fails to adequately restrict the company’s ability to amend the plan without shareholder approval;

3.	A history of repricing stock options without shareholder approval (three-year look-back);

4.	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

5.	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Plan Cost

Vote AGAINST equity plans if the cost is unreasonable.

Overriding Negative Factors

B-93

Plan Amendment Provisions

Vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security-based compensation arrangement, whether or not such approval is required under current regulatory rules:

1.	Any increase in the number of shares reserved for issuance under a plan or plan maximum;

2.	Any reduction in exercise price or cancellation and reissue of options or other entitlements;

3.	Any amendment that extends the term of options beyond the original expiry;

4.	Amendments to eligible participants that may permit the introduction or reintroduction of non- executive directors on a discretionary basis or amendments that increase limits previously imposed on non- executive director participation;

5.	Any amendment which would permit options granted under the Plan to be transferable or assignable other than for normal estate settlement purposes; and

6.	Amendments to the plan amendment provisions.

To clarify application of the above criteria, all items will apply to all equity-based compensation arrangements under which treasury shares are reserved for grants of, for example: restricted stock, restricted share units, or deferred share units, except those items that specifically refer to option grants.

Non- Executive Director (NED) Participation

Discretionary Participation

Vote AGAINST a management equity compensation plan that permits discretionary NED participation.

Limited Participation

Vote AGAINST an equity compensation plan proposal where:

1.	The NED aggregate share reserve under the plan exceeds 1 percent of the outstanding common shares; or

2.	The equity plan document does not specify an annual individual NED grant limit with a maximum value of (i) $100,000 worth of stock options, or (ii) $150,000 worth of shares.

The maximum annual individual NED limit should not exceed $150,000 under any type of equity compensation plan, of which no more than $100,000 of value may comprise stock options.

Individual Grants

Vote AGAINST individual equity grants to NEDs in the following circumstances:

1.	In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting AGAINST the underlying equity compensation plan; and

2.	Outside of an equity compensation plan if the director’s annual grant would exceed the above individual director limit.

Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.

Employee Stock Purchase Plans (ESPPs, ESOPs)

Vote FOR broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

B-94

1.	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);

2.	Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;

3.	Purchase price is at least 80 percent of fair market value with no employer contribution;

4.	Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less; and

5.	The Plan Amendment Provision requires shareholder approval for amendments to:

a.	The number of shares reserved for the plan;

b.	The allowable purchase price discount;

c.	The employer matching contribution amount.

Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive-based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, Boston Partners will assess the SVT cost of the plan together with the company’s other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

Management Deferred Share Unit (DSU) Plans

Vote FOR deferred compensation plans if:

1.	SVT cost of the plan does not exceed the company’s allowable cap;

2.	If the SVT cost cannot be calculated, potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;

3.	NED participation is acceptably limited or the plan explicitly states that NEDs may only receive DSUs in lieu of cash in a value for value exchange (please refer to Overriding Negative Factors/NED Participation above);

4.	The plan amendment provisions require shareholder approval for any amendment to:

5.	Increase the number of shares reserved for issuance under the plan;

6.	Change the eligible participants that may permit the introduction or reintroduction of non- executive directors on a discretionary basis or amendments that increase limits previously imposed on NED participation;

7.	Amend the plan amendment provisions.

In addition, for Canada Venture Listed Companies, vote FOR deferred compensation plans if:

1.	Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;

2.	The average annual burn rate is no more than 3.5 percent per year (generally averaged over most recent three-year period and rounded to the nearest whole number for policy application purposes.

Non- Executive Director (NED) Deferred Share Unit (DSU) Plans

Vote FOR a NED deferred compensation plan if:

1.	DSUs may ONLY be granted in lieu of cash fees on a value for value basis (no discretionary or other grants are permitted), and

B-95

2.	Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less.

Vote FOR NED deferred compensation plans that permit discretionary grants (not ONLY in lieu of cash fees) if:

1.	Potential dilution together with all other equity-based compensation is 10 percent of the outstanding common shares or less;

2.	If the plan includes a company matching or top-up provision, the SVT cost of the plan does not exceed the company’s allowable cap;

3.	NED participation is acceptably limited (please refer to Overriding Negative Factors/NED Participation above);

4.	The plan amendment provisions require shareholder approval for any amendment to:

a.	Increase the number of shares reserved for issuance under the plan; Change the eligible participants that may permit the introduction or reintroduction of non- executive directors on a discretionary basis or amendments that increase limits previously imposed on NED participation;

b.	Amend the plan amendment provisions.

5.	In addition, for Canada Venture Listed Companies, vote FOR deferred compensation plans if the average annual burn rate is no more than 3.5 percent per year (generally averaged over most recent three-year period and rounded to the nearest whole number for policy application purposes.

Other elements of director compensation evaluated in conjunction with DSU plan proposals include:

1.	Director stock ownership guidelines of a minimum of three times annual cash retainer;

2.	Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of board service;

3.	The mix of remuneration between cash and equity; and

4.	Other forms of equity-based compensation, i.e. stock options, restricted stock.

Problematic Director Compensation Practices

On a CASE-BY-CASE basis, generally vote WITHHOLD for members of the committee responsible for director compensation (or, where no such committee has been identified, the board chair or full board) where director compensation practices which pose a risk of compromising a non- executive director’s independence or which otherwise appear problematic from the perspective of shareholders have been identified, including:

1.	Excessive (relative to standard market practice) inducement grants issued upon the appointment or election of a new director to the board (consideration will be given to the form in which the compensation has been issued and the board’s rationale for the inducement grant);

2.	Performance-based equity grants to non- executive directors which could pose a risk of aligning directors’ interests away from those of shareholders and toward those of management; and

3.	Other significant problematic practices relating to director compensation.

Shareholder Proposals on Compensation

Vote on a CASE-BY-CASE basis for shareholder proposals targeting executive and director pay, taking into account the target company’s performance, absolute and relative pay levels as well as the wording of the proposal itself.

Vote FOR shareholder proposals requesting that the exercise of some, but not all stock options be tied to the achievement of performance hurdles.

B-96

Shareholder Advisory Vote Proposals

Vote FOR shareholder proposals requesting the adoption of a non-binding advisory shareholder vote to ratify the report of the compensation committee.

Vote AGAINST shareholder proposals requesting a binding vote on executive or director compensation as being overly prescriptive and which may lead to shareholder micro-management of compensation issues that are more appropriately within the purview of the compensation committee of the board of directors.

Supplemental Executive Retirement Plan (SERP) Proposals

Vote AGAINST shareholder proposals requesting the exclusion of bonus amounts and extra service credits to determine SERP payouts, unless the company’s SERP disclosure includes the following problematic pay practices:

1.	Inclusion of equity-based compensation in the pension calculation;

2.	Inclusion of excessive bonus amounts in the pension calculation;

3.	Addition of extra years’ service credited in other than exceptional circumstances and without compelling rationale;

4.	No absolute limit on SERP annual pension benefits (ideally expressed in dollar terms);

5.	No reduction in benefits on a pro-rata basis in the case of early retirement.

In addition, consideration will also be given to the extent to which executive compensation is performance driven and “at risk,” as well as whether bonus payouts can exceed 100 percent of base salary.

B-97

CHINA AND HONG KONG

I.     Remuneration

Director Remuneration

Generally, vote FOR resolutions regarding directors’ and supervisors’ fees unless they are excessive relative to fees paid by other companies of similar size.

Equity-based Compensation

A-share Stock Option Schemes and Performance Share Schemes

Vote AGAINST a stock option and/or performance share scheme if:

1.	Pricing Basis – The plan permits the exercise price of the stock options and/or grant price of the performance shares to be set at an unreasonable price compared to the market price without sufficient justification;

2.	Dilution – The maximum dilution level for the scheme exceeds 10 percent of issued capital; or of 5 percent of issued capital for a mature company and 10 percent for a growth company. However, Boston Partners will support plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods, as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value;

3.	Performance benchmark – The scheme is proposed in the second half of the year and the measurement of the company’s financial performance starts from the same year. The rationale is that the company’s financial performance has been largely determined for that particular year and thus by linking the vesting conditions of part of the options and/or performance shares to that year’s financial performance, the company is providing incentives for the period of the second half only, which can either be too aggressive (if the target is far out of reach) or too insufficient (i.e., the target has already been reached); or

4.	Incentive plan administration – Directors eligible to receive options and/or performance shares under the scheme are involved in the administration of the scheme are involved in the administration of the scheme.

Additionally, in Hong Kong, generally vote FOR an equity-based compensation plan unless:

1.	The maximum dilution level for the scheme, together with all outstanding schemes, exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. In addition, Boston Partners will support a plan’s dilution limit that exceeds these thresholds if the annual grant limit under all plans is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company.

2.	The plan permits options to be issued with an exercise price at a discount to the current market price; or

3.	Directors eligible to receive options or awards under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards.

Employee Stock Purchase Plans

Generally, vote FOR employee stock purchase plans (ESPPs) unless any of the following applies:

B-98

1.	The total stock allocated to the ESPP exceeds 10 percent of the company’s total shares outstanding at any given time;

2.	The share purchase price is less than 90 percent of the market price4 when the share purchase is conducted solely through private placement;

3.	The company’s significant shareholders (i.e. individuals with 5 percent or more of beneficial ownership of the company) are involved as plan participants;

4.	The ESPP is proposed in connection with an equity financing scheme which does not warrant shareholder support; or

5.	The ESPP contains any other terms that are deemed disadvantageous to shareholders.

II.     Capital Raising

Share Issuance Requests

Vote CASE-BY-CASE on share issuance request, with reference to the identity of the places, the use of proceeds, and the company’s past share issuance requests.

For Hong Kong, generally vote FOR the general share issuance mandate for companies that:

1.	Limit the issuance request to 10 percent or less of the relevant class of issued share capital;

2.	Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and

3.	Have no history of renewing the general issuance mandate several times within a period of one year which may result in the share issuance limit exceeding 10 percent of the relevant class of issued share capital within the 12 month period.

Share Repurchase Plans (Repurchase Mandate) (Hong Kong)

Generally, vote FOR resolutions seeking for share repurchase mandate.

Reissuance of Shares Repurchased (Share Reissuance Mandate) (Hong Kong)

Generally, vote FOR the share reissuance mandate for companies that:

1.	Limit the aggregate issuance request – that is, for the general issuance mandate and the share reissuance mandate combined – to 10 percent or less of the relevant class of issued share capital;

2.	Limit the discount to 10 percent of the market price of shares (rather than the maximum 20 percent permitted by the Listing Rules); and

3.	Have no history of renewing the general issuance mandate several times within a period of one year.

A-share Private Placement Issuance Requests (Hong Kong)

Vote CASE-BY-CASE on share issuance requests, with reference to the identity of the places, the use of proceeds, and the company’s past share issuance requests.

B-99

Adjustments of Conversion Price of Outstanding Convertible Bonds

Generally, vote AGAINST the downward adjustment of the conversion price of A-share convertible bonds unless the proposed adjusted conversion price is deemed reasonable given the company’s justification; and the company is under extraordinary circumstances, such as liquidation or debt restructuring process due to financial distress.

Debt Issuance Request/Increase in Borrowing Powers

Vote CASE-BY-CASE on non-convertible debt issuance requests, proposals to approve the specific pledging of assets for debt, and increases in borrowing power. Generally, vote FOR such requests if:

1.	The size of the debt being requested is disclosed;

2.	A credible reason for the need for additional funding is provided;

3.	Details regarding the assets to be pledged are disclosed (for specific asset pledge proposals); and

4.	There are no significant causes for shareholder concerns regarding the terms and conditions of the debt.

A vote AGAINST will be warranted only in extremely egregious cases or where the company fails to provide sufficient information to enable a meaningful shareholder review.

For the issuance of convertible debt instruments, as long as the maximum number of common shares that could be issued upon conversion is acceptable on equity issuance requests, a vote FOR will be warranted. Boston Partners will vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Moreover, where a general authority to issue debt or pledge assets is requested, in addition to the above criteria, we will oppose such a proposal if it could result in a potentially excessive increase in debt. A potential increase in debt may be considered excessive when:

1.	The proposed maximum amount is more than twice the company’s total debt;

2.	It could result in the company’s debt-to-equity ratio exceeding 300 percent (for non-financial companies); and

3.	The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

If data on the normal level of debt in that particular industry or market is not available, only the company-specific information will be considered.

For Hong Kong, for proposals seeking a general authority to pledge assets for debt, the specific assets to be pledged need not be disclosed. However, in such cases, the authority should be limited such that it would not result in an excessive increase in debt. If the proposal grants excessive authority to the board or management, vote AGAINST.

In certain countries, shareholder approval is required when a company needs to secure a debt issuance with its assets. In many cases, this is a routine request and is a formality under the relevant law. When reviewing such proposals, Boston Partners takes into account the terms of the proposed debt issuance, the company’s overall debt level, and the company’s justification for the pledging of assets.

Boston Partners will vote AGAINST specific requests to pledge an asset in cases where no information regarding the size of the debt to be raised is disclosed, no credible explanation for the need of funding is provided, no details regarding the assets to be pledged are disclosed, or in extreme cases where shareholders’ rights and economic interests could be negatively affected.

Provision of Guarantees/ Loan Guarantee Requests

Vote CASE-BY-CASE on proposals to provide loan guarantees for subsidiaries, affiliates, and related parties. Generally, vote AGAINST the provision of a guarantee where:

B-100

1.	The identity of the entity receiving the guarantee is not disclosed;

2.	The guarantee is being provided to a director, executive, parent company or affiliated entities where the company has no direct or indirect equity ownership; or

3.	The guarantee is provided to an entity in which the company’s ownership stake is less than 75 percent; and such guarantee is not proportionate to the company’s equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, vote FOR such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

III.     Amendments to Articles of Association/ Company By-laws

Communist Party Committee

Generally, vote AGAINST proposals for article and/or by-law amendments regarding Party Committees where the proposed amendments lack transparency or are not considered to adequately provide for accountability and transparency to shareholders.

Other Article of Association/By-law Amendments

Generally, vote FOR by-law amendments if:

1.	They are driven by regulatory changes and are technical in nature; or

2.	They are meant to update company-specific information in the by-laws such as registered capital, address, and business scope, etc.

Generally, vote AGAINST the amendments if:

1.	There is no disclosure on the proposed amendments or full text of the amended by-law; or

2.	The amendments include the increase in the decision authority which is considered excessive and the company fails to provide a compelling justification.

IV.     Related Party Transactions

Loan Financing Requests

Vote CASE-BY-CASE on loans and financing proposals.

In assessing requests for loan financing provided by a related party:

1.	Boston Partners will examine stated uses of proceeds, the size or specific amount of the loan requested, and the interest rate to be charged. Boston Partners also gives importance to, and seeks disclosure on, the specific relation of the party providing the loan to the company.

In assessing requests to provide loan financing to a related party:

B-101

1.	Boston Partners will examine stated uses of proceeds, the size or specific amount of the loan requested, and interest rates to be charged. Boston Partners also gives importance to, and seeks disclosure on, the specific relation of the party to be granted the loan by the company.

2.	Boston Partner will generally vote AGAINST the provision of loans to clients, controlling shareholders, and actual controlling persons of the company.

3.	Boston Partners will generally vote AGAINST the provision of loans to an entity in which the company’s ownership stake is less than 75 percent and the financing provision is not proportionate to the company’s equity stake.

Group Finance Companies

Vote AGAINST requests to deposit monies with a group finance company.

V.     Proposals to Invest in Financial Products Using Idle Funds

Vote on proposals to invest in financial products using idle funds on a CASE-BY-CASE basis. Key factors for evaluating such requests include:

1.	Any known concerns with previous investments;

2.	The amount of the proposed investment relative to the company’s assets;

3.	Disclosure of the nature of the products in which the company proposes to invest; and

4.	Disclosure of associated risks of the proposed investments and related risk management efforts by the company.

Generally, vote FOR such proposals unless the company fails to provide sufficient information to enable a meaningful shareholder or there are significant concerns with the company’s previous similar investments.

B-102

CONTINENTAL EUROPE

Applies to: Austria, Belgium, Bulgaria, Croatia, the Czech Republic, Cyprus, Denmark, Estonia, the Faroe Islands, Finland, France, Germany, Greece, Greenland, Hungary, Iceland, Italy, Latvia, Liechtenstein, Lithuania, Luxembourg, Malta, the Netherlands, Norway, Poland, Portugal, Romania, Spain, Slovakia, Slovenia, Sweden, and Switzerland. Also applies to the United Kingdom and Ireland to the extent policies are shared. For specific United Kingdom and Ireland, please see that section of the Policy.

I.     Operational Items

Appointment of Auditors and Auditor Fees

Vote FOR proposals to (re)appoint auditors and/or proposals authorizing the board to fix auditor fees, unless:

1.	The lead audit partner(s) has been linked with a significant auditing controversy; and

2.	For widely-held companies, fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

II.     Director Elections

Non-Contested Director Elections

Boston Partners may vote AGAINST proposals due to concerns related to at least one of the following specific factors, which are presented below as separate subsections:

Director Terms

1.	For Belgium, France, Greece, Netherlands, Spain, and Switzerland, vote AGAINST the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided.

2.	Vote AGAINST article amendment proposals to extend board terms.

Bundling of Proposals to Elect Directors

1.	Directors should be elected individually.

2.	For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland*, Romania, Slovakia, and Slovenia, vote AGAINST the election or reelection of any directors if individual director elections are an established market practice and the company proposes a single slate of directors.

a.	* Bundled director elections in Poland may be supported for companies that go beyond market practice by disclosing the names of nominees on a timely basis.

Board Independence

1.	Non-controlled companies

a.	Generally, vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if fewer than 50 percent of the board members elected by shareholders – excluding, where relevant, employee shareholder representatives – would be independent (Greece and Portugal are excluded from this provision.)

B-103

Disclosure of Names of Nominees

1.	Vote AGAINST the election or reelection of any and all director nominees when the names of the nominees are not available

Election of a Former CEO as Chairman of the Board

1.	Generally, vote AGAINST the election or reelection of a former CEO as chairman to the supervisory board or board of directors at widely held companies in Germany, Austria, and the Netherlands.

2.	In Germany, generally vote against the election or reelection of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chairman of the board.

3.	Considerations should be given to any of the following exceptional circumstances on a CASE-BY-CASE basis if:

a.	There are compelling reasons that justify the election or reelection of a former CEO as chairman; or

b.	The former CEO is proposed to become the board’s chairman only on an interim or temporary basis; or

c.	The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period.

Voto di Lista (Italy)

1.	Boston Partners will vote CASE-BY-CASE.

One Board Seat per Director

1.	In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote AGAINST the election/reelection of such legal entities and in favor of the physical person.

2.	If the representative of the legal entity holds the position of CEO, generally vote in favor of the legal entity and AGAINST the election/reelection of the physical person.

Composition of Committees

1.	For widely-held companies, generally vote AGAINST the (re)election of any non-independent members of the audit committee if:

a.	Fewer than 50 percent of the audit committee members, who are elected by shareholders in such capacity or another – excluding, where relevant, employee shareholder representatives – would be independent; or

b.	Fewer than one-third of all audit committee members would be independent.

2.	For companies whose boards are legally required to have 50 percent of directors not elected by shareholders, the second criterion is not applicable.

3.	Generally, vote AGAINST the election or reelection of the non-independent member of the audit committee designated as chairman of that committee.

4.	For widely-held companies in Belgium, the Netherlands, and Switzerland, vote AGAINST the (re)election of non-independent members of the remuneration committee if their (re)election would lead to a non-independent majority on that committee.

5.	In Belgium, Denmark, Finland, France, Iceland, Luxembourg, the Netherlands, Norway, Spain, Sweden, and Switzerland, vote AGAINST the (re)election of executives who serve on the company’s audit or remuneration committee. Boston Partners may vote AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee. If a company does not have an audit or a remuneration committee, Boston Partners may consider that the entire board fulfills the role of a committee. In such case, Boston Partners may vote AGAINST the executives, including the CEO, up for election to the board.

6.	Composition of Nominating Committee (Finland, Iceland, Sweden, and Norway)

B-104

a.	Vote FOR proposals in Finland, Iceland, Norway, and Sweden to elect or appoint a nominating committee consisting mainly of non-board members.

b.	Vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

c.	Vote AGAINST proposals where the names of the candidates (in the case of an election) or the principles for the establishment of the committee have not been disclosed in a timely manner.

d.	Vote AGAINST proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:

I.	A member of the executive management would be a member of the committee;

II.	More than one board member who is dependent on a major shareholder would be on the committee; or

III.	The chair of the board would also be the chair of the committee.

e.	In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote AGAINST the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

7.	Election of Censors (France)

a.	For widely held companies, Boston Partners will generally vote AGAINST proposals seeking shareholder approval to elect a censor, to amend by-laws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

b.	Boston Partners will vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern).

c.	Vote AGAINST any proposal to renew the term of a censor or to extend the statutory term of censors.

MEA Markets

For MEA markets, in cases where:

1.	Directors are proposed for (re)election through a cumulative voting system, or

2.	Director elections do not take place through a cumulative voting system, but the number of nominees up for (re)election exceeds the number of board vacancies,

Boston Partners will vote on a CASE-BY-CASE basis, considering additional factors, for the purpose of identifying the best suited nominees to add value for shareholders. Positive votes will be issued preferentially in favor of the following categories of candidates:

1.	Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates, namely:

a.	Candidates who can be classified as independent according to ISS’ policy, or, failing that,

b.	Candidates explicitly classified as independent per the company’s director classification.

2.	Candidates whose professional background may have the following benefits:

a.	Increasing the diversity of incumbent directors ‘ professional profiles and skills (thanks to their financial expertise, international experience, executive positions/directorships at other listed companies, or other relevant factors).

b.	Bringing to the current board of directors relevant experience in areas linked to the company’s business, evidenced by current or past board memberships or management functions at other companies.

B-105

3.	Incumbent board members and candidates explicitly supported by the company’s management.

Committee of Representatives and Corporate Assembly Elections (Denmark and Norway)

For Norwegian and Danish companies where shareholders vote on elections for members of the corporate assembly or committee of representatives, but not directly on the board of directors, vote CASE-BY-CASE on corporate assembly and committee of representative elections based on the board of directors’ compliance with Boston Partners’ director election policy.

III. Capital Structure

Share Issuance Requests

General Issuances

Vote FOR issuance authorities with pre-emptive rights to a maximum of 50 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

Vote FOR issuance authorities without pre-emptive rights to a maximum of 10 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

For French companies:

Vote FOR general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.

Generally, vote FOR general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount (i.e., a maximum of 5 percent discount to the share listing price) for a vote FOR to be warranted.

Capital Structures

Vote AGAINST French companies that:

1.	Did not have a by-law allowing for double voting rights before the enactment of the Law of 29 March 2014 (Florange Act); and

2.	Do not currently have a by-law prohibiting double-voting rights; and either

a.	Do not have on their ballot for shareholder approval a by-law amendment to prohibit double-voting, submitted by either management or shareholders; or

b.	Have not made a public commitment to submit such a by-law amendment to shareholder vote before April 3, 2016;

Boston Partners will generally vote AGAINST the following types of proposals:

1.	The reelection of directors or supervisory board members; or

2.	The approval of the discharge of directors; or

3.	If neither reelection of directors/supervisory board members nor approval of discharge is considered appropriate, then the approval of the annual report and accounts.

B-106

Share Repurchase Plans

For Italy and Germany, vote FOR share-repurchase plans and share reissuance plans that would use call and put options if the following criteria are met:

1.	The duration of the options is limited in time to no more than 18 months;

2.	The total number of shares covered by the authorization is disclosed;

3.	The number of shares that would be purchased with call options and/or sold with put options is limited to a maximum of 5 percent of currently outstanding capital (or half of the total amounts allowed by law in Italy and Germany);

4.	A financial institution, with experience conducting sophisticated transactions, is indicated as the party responsible for the trading; and

5.	The company has a clean track record regarding repurchases.

IV. Compensation

Executive Compensation-related Proposals

Boston Partners will generally vote AGAINST a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

1.	Provide shareholders with clear and comprehensive compensation disclosures:
a.	Information on compensation-related proposals shall be made available to shareholders in a timely manner;
b.	The level of disclosure of the proposed compensation policy shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;
c.	Companies shall adequately disclose all elements of the compensation, including:
I.	Any short- or long-term compensation component must include a maximum award limit.
II.	Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.
III.	Discretionary payments, if applicable.
2.	Maintain appropriate pay structure with emphasis on long-term shareholder value:
a.	The structure of the company’s short-term incentive plan shall be appropriate.

The compensation policy must notably avoid guaranteed or discretionary compensation.

b.	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.
i.	Equity-based plans or awards that are linked to long-term company performance will be evaluated using Boston Partners’ General Policy for equity-based plans; and
ii.	For awards granted to executives, generally require a clear link between shareholder value and awards, and stringent performance-based elements.
c.	The balance between short- and long-term variable compensation shall be appropriate.

The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s).

3.	Avoid arrangements that risk “pay for failure”:
a.	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices (principle being supported by Pay for Performance Evaluation).
i.	There shall be a clear link between the company’s performance and variable awards.

B-107

ii.	There shall not be significant discrepancies between the company’s performance and real executive payouts.
iii.	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.
iv.	Significant pay increases shall be explained by a detailed and compelling disclosure.
b.	Severance pay agreements must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.
c.	Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.
4.	Maintain an independent and effective compensation committee:
a.	No executives may serve on the compensation committee.
b.	In certain markets the compensation committee shall be composed of a majority of independent members.

In addition, Boston Partners will generally vote AGAINST a compensation-related proposal if such proposal is in breach of any other Boston Partners’ voting policy.

Non-Executive Director Compensation

Though always seeking to avoid inappropriate pay to non-executive directors, Boston Partners will generally vote FOR proposals to award cash fees to non-executive directors, and will otherwise vote AGAINST where:

1.	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.

2.	Proposed amounts are excessive relative to other companies in the country or industry.

3.	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.

4.	Proposals provide for the granting of stock options, performance-based places compensation (including stock appreciation rights and performance-vesting restricted stock), and performance-based cash to non-executive directors.

5.	Proposals introduce retirement benefits for non-executive directors.

Boston Partners will vote on a CASE-BY-CASE basis where:

1.	Proposals include both cash and share-based components to non-executive directors.

2.	Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-based Compensation Guidelines

Boston Partners will generally vote FOR equity-based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following Boston Partners guidelines:

1.	The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent;

2.	The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;

B-108

3.	The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.

4.	If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

For France,

1.	The potential volume from equity-based compensation plans must not exceed 10 percent of fully diluted issued share capital.

2.	In addition, for companies that refer to the AFEP-MEDEF Code, all awards (including stock options and warrants) to executives shall be conditional upon challenging performance criteria or premium pricing. For companies referring to the Middlenext Code (or not referring to any code) at least part of the awards to executives shall be conditional upon performance criteria or premium pricing. In both cases, free shares shall remain subject to performance criteria for all beneficiaries.

Compensation-Related Voting Sanctions

Should a company be deemed to have egregious remuneration practices (as a result of one or a combination of several factors highlighted above) and has not followed market practice by submitting a resolution on executive compensation, vote AGAINST other “appropriate” resolutions as a mark of discontent against such practices.

An adverse vote could be applied to any of the following on a case-by case basis:

1.	The (re)election of members of the remuneration committee;

2.	The discharge of directors; or

3.	The annual report and accounts.

Failure to propose a resolution on executive compensation to shareholders in a market where this is routine practice may, by itself, lead to one of the above adverse vote regardless of the companies’ remuneration practices.

Stock Option Plans – Adjustment for Dividend (Nordic Region)

Vote AGAINST stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward. This includes one or a combination of the following:

1.	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;

2.	Having significantly higher expected dividends than actual historical dividends;

3.	Favorably adjusting the terms of existing options plans without valid reason; and/or

4.	Any other provisions or performance measures that result in undue award.

Boston Partners will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

Generally, vote AGAINST if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.

Share Matching Plans (Sweden and Norway)

Boston Partners considers the following factors when evaluating share matching plans:

B-109

1.	For every share matching plan, Boston Partners requires a holding period.

2.	For plans without performance criteria, the shares must be purchased at market price.

3.	For broad-based share matching plans directed at all employees, Boston Partners accepts an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value.

4.	In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must comply with Boston Partners guidelines.

V. Other Items

Antitakeover Mechanisms

For the Netherlands, votes regarding management proposals to approve protective preference shares will be determined on a CASE-BY-CASE basis. In general, Boston Partners will vote FOR protective preference shares (PPS) only if:

1.	The supervisory board needs to approve an issuance of shares and the supervisory board is independent within the meaning Boston Partners’ guidelines and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

2.	No call / put option agreement exists between the company and a foundation for the issuance of PPS;

3.	The issuance authority is for a maximum of 18 months;

4.	The board of the company-friendly foundation is fully independent;

5.	There are no priority shares or other egregious protective or entrenchment tools;

6.	The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

7.	The foundation buying the PPS does not have as a statutory goal to block a takeover; and

8.	The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period).

For French companies listed on a regulated market, generally vote AGAINST any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights, including by capitalization of reserves) if they can be used for antitakeover purposes without shareholders’ prior explicit approval.

Authority to Reduce Minimum Notice Period for Calling a Meeting

A FOR vote to approve the “enabling” authority proposal would be on the basis that Boston Partners would generally expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole, for example, to keep a period of uncertainty about the future of the company to a minimum. This is particularly true of capital raising proposals or other price sensitive transactions. By definition, AGMs, being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits an EGM/GM to be called at no less than 14-days’ notice, Boston will generally vote FOR a resolution to approve the enabling authority if the company discloses that the shorter notice period of between 20 and 14 days would not be used as a matter of routine for such meetings, but only when the flexibility is merited by the business of the meeting. Where the proposal(s) at a given EGM/GM is (are) not time-

B-110

sensitive, such as the approval of incentive plans, Boston Partners would not expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

In evaluating an enabling authority proposal, Boston Partners would first require that the company make a clear disclosure of its compliance with any hurdle conditions for the authority imposed by applicable law, such as the provision of an electronic voting facility for shareholders. In addition, with the exception of the first AGM at which approval of the enabling authority is sought following implementation of the European Shareholder Rights Directive, when evaluating an enabling authority proposal Boston Partners will take into consideration the company’s use (if any) of shorter notice periods in the preceding year to ensure that such shorter notice periods were invoked solely in connection with genuinely time-sensitive matters. Where the company has not limited its use of the shorter notice periods to such time sensitive-matters and fails to provide a clear explanation for this, Boston Partners will consider a vote AGAINST the enabling authority for the coming year.

Auditor Report Including Related Party Transactions (France)

Boston Partners will review all auditor reports on related-party transactions and screen for and evaluate agreements with respect to the following issues:

1.	Director Remuneration (including Severance Packages and Pension Benefits)

2.	Consulting Services

3.	Liability Coverage

4.	Certain Business Transactions

In general, Boston Partners expects companies to provide the following regarding related-party transactions:

1.	Adequate disclosure of terms under listed transactions (including individual details of any severance, consulting, or other remuneration agreements with directors and for any asset sales and/or acquisitions);

2.	Sufficient justification on transactions that appear to be unrelated to operations and/or not in shareholders’ best interests;

3.	Fairness opinion (if applicable in special business transactions); and

4.	Any other relevant information that may affect or impair shareholder value, rights, and/or judgment.

In the event that the company fails to provide an annual report in a timely manner, generally at least 21 days prior to the meeting, Boston Partners will vote AGAINST these proposals.

B-111

INDIA

I.     Board of Directors

Executive Appointment

Vote FOR executive appointment and remuneration proposals, unless there is evidence of problems in the past or significant concerns with the individual’s qualifications, proposed remuneration, or performance or the position.

II.     Remuneration

Director Commission and Executive Compensation

Generally, vote FOR resolutions regarding director fees unless there is a clear indication that directors are being rewarded for poor performance, or the fees are excessive relative to fees paid by other companies of similar size.

Generally, vote AGAINST the payment of remuneration in excess of the minimum remuneration and the waiver of recovery of excess remuneration paid to executives in the event of loss or inadequate profit unless compelling justification is provided in support of the proposal.

Equity Compensation Plans

Generally, vote FOR option plans and restricted share plans.

Vote AGAINST an option plan if:

1.	The maximum dilution level for the plan exceeds:

a.	5 percent of issued share capital for a mature company (this may be increased to 10 percent if the plan includes other positive features such as a challenging performance criteria and meaningful vesting periods as these partially offset dilution concerns by reducing the likelihood that options will become exercisable or performance shares are issued unless there is a clear improvement in shareholder value);

b.	10 percent for a growth company; or

2.	The plan permits options to be issued with an exercise price at a discount to the current market price.

Vote AGAINST a restricted share plan if:

1.	The maximum dilution level for the plan exceeds 5 percent of issued share capital for a mature company or 10 percent for a growth company; or

2.	The plan does not include a challenging performance criteria and meaningful vesting periods to partially offset dilution concerns by reducing the likelihood that performance shares are issued unless there is a clear improvement in shareholder value.

III. Share Issuance Requests

Preferential Issuance Requests and Preferential Issuance of Warrants

Vote CASE-BY-CASE on requests for preferential issuance (private placements) and issuance of preferential warrants.

B-112

IV. Debt Issuance Requests

Debt Related Proposals

In evaluating debt-related proposals, consider the following factors:

1.	Rationale/use of proceeds: Why does the company need additional capital? How will that capital be used?

2.	Terms of the debts: Are the debt instruments convertible into equity? What are the interest rate and maturity dates? Any call or put options? Often these terms will not be determined until the time of issuance of debt instruments (or when the actual loan agreement is signed). The terms of the debts would generally be determined by the market conditions, and lack of disclosure concerning these terms should not be a cause for significant concern so long as the debt is not convertible into equity.

3.	Size: At a minimum, the size of the debt issuance/potential borrowing should be disclosed.

4.	The company’s financial position: What is the company’s current leverage and how does that compare to its peers?

5.	The risk of non-approval: What might happen if the proposal is not approved? Are there any alternative sources of funding? Could the company continue to fund its operations? Would it hinder the company’s ability to realize opportunities?

A distinction should be made between a specific debt issuance or pledging of assets, and authority to issue or increase debt; as in the case of specific equity issuances and requests for authority to issue equity.

Increase in Borrowing Powers

Vote FOR proposals to approve increases in a company’s borrowing powers if:

1.	The size of the debt being requested is disclosed;

2.	A credible reason for the need for additional funding is provided;

3.	The potential increase in debt is not excessive; and

4.	There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

For non-financial companies, the following criteria are used to assess whether the potential increase in debt is considered excessive:

1.	The proposed maximum amount is more than twice the company’s total debt;

2.	It could result in the company’s debt-to-equity ratio, or gearing level, exceeding 300 percent; and

3.	The maximum hypothetical debt-to-equity ratio is more than three times the industry and/or market norm.

Generally, vote FOR debt-related proposals of financial companies taking into account the current financial standing of the company, including but not limited to:

1.	The capital adequacy to risk (weighted) assets; or

2.	Capital adequacy ratio vis-à-vis the regulatory norm;

3.	Revenue growth; and

4.	Asset base.

B-113

Pledging of Assets for Debt

Vote FOR proposals to approve the specific pledging of assets for debt if:

1.	The size of the debt being requested is disclosed;

2.	A credible reason for the need for additional funding is provided;

3.	Details regarding the assets to be pledged are disclosed; and

4.	There are no significant causes for shareholder concern regarding the terms and conditions of the debt.

For proposals seeking a general authority to pledge assets for debt, the specific assets to be pledged need not be disclosed. However, in such cases, the authority should be limited such that it would not result in an excessive increase in debt. Vote AGAINST proposals that grant excessive authority to the board or management.

Financial Assistance

Vote CASE-BY-CASE on requests for financial assistance. Generally, vote AGAINST the provision of a guarantee where:

1.	The identity of the entity receiving the guarantee is not disclosed;

2.	The guarantee is being provided to a director, executive, parent company, or affiliated entities where the company has no direct or indirect equity ownership; or

3.	The guarantee is provided to an entity in which the company’s ownership stake is less than 75 percent; and such guarantee is not proportionate to the company’s equity stake or other parties have not provided a counter guarantee.

When the proposed guarantee does not fall into the above criteria, generally vote FOR the request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement. Examples of such concerns include a previous default by the entity receiving the guarantee or a sub-investment grade credit rating.

V. Miscellaneous

Acceptance of Deposits

Generally, vote AGAINST proposals to accept deposits from shareholders and/or the public, unless there are no significant causes for shareholder concern regarding the terms and conditions of the deposit. Sufficient information regarding the deposits must be disclosed, including:

1.	Justification for the need for additional funding; and

2.	The interest rate offered, which must not exceed the interest rate prescribed by the Reserve Bank of India (RBI) for acceptance of deposits by non-banking financial companies (NBFCs).

B-114

Charitable Donations

Vote AGAINST proposed charitable donations, unless:

1.	Adequate disclosure on the rationale for the donation and exact term of the authority are provided in the meeting materials, and

2.	The party receiving the charitable donation is an independent third party.

Increase in Foreign Shareholding Limit

Vote FOR requests for increases in foreign shareholder limits, unless there are outstanding issues concerning the company.

B-115

JAPAN

I.  Routine Miscellaneous

Income Allocation

Generally, vote FOR approval of income allocation, unless:

1.	Payout ratio is consistently low without adequate justification; or

2.	Payout ratio is too high, potentially damaging financial health.

Election of Statutory Auditors

Generally, vote FOR the election of statutory auditors, unless:

1.	The outside statutory auditor nominee is regarded as non-independent; or

2.	The outside statutory nominee attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review; or

3.	The statutory auditor is judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

4.	Egregious actions related to a statutory auditor’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

II.  Election of Directors

Voting on Director Nominees in Uncontested Elections

There are three policies for director elections in Japan: one for companies with a statutory auditor board structure, one for companies with a U.S.-type three committee structure, and one for companies with a board with audit committee structure.

1.	At companies with a statutory auditory structure: vote FOR the election of directors, except:

a)	Top executive(s) at a company that has underperformed in terms of capital efficiency (i.e., when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years), unless an improvement is observed;

b)	Top executive(s) if the board, after the shareholder meeting, will not include at least two outside directors;

c)	Top executive(s) at a company that has a controlling shareholder, where the board, after the shareholder meeting, will not include at least two independent directors; or

d)	Top executive(s) who are responsible for not implementing a shareholder proposal which has received a majority of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of FOR), when that proposal is deemed to be in the interest of independent shareholders.

2.	At companies with a U.S.-type three committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote FOR the election of directors, except:

a)	Where an outside director nominee is regarded as non-independent and the board, after the shareholder meeting, is not majority independent; or

B-116

b)	Where the company has a controlling shareholder, a director nominee sits on the nomination committee and is an insider, or non-independent outsider, when the board, after the shareholder meeting, does not include at least two independent directors.

III.  Article Amendments

Adoption of a U.S.-style Three Committee Board Structure

Generally, vote FOR the adoption of a U.S. style, three-committee board structure.

Adoption of a Board with Audit Committee Structure

Generally, vote FOR an article amendment to adopt a board with audit committee structure. However, if the adoption of the new governance structure would eliminate shareholders’ ability to submit shareholder proposals on income allocation, vote AGAINST the article amendments. Vote CASE-BY-CASE if the board currently has a three-committee structure.

Increase in Authorized Capital

Generally, vote CASE-BY-CASE on this request if the company explicitly provides reasons for the increase.

If the company does not provide reasons for the increase, generally vote FOR proposals to increase authorized capital, unless the increase is intended for a poison pill.

Creation/Modification of Preferred Shares/Class Shares

Generally, vote CASE-BY-CASE on this request.

Repurchase of Shares at Board’s Discretion

Vote CASE-BY-CASE on article amendments to give the board discretionary authority over share repurchases, taking into account the company’s:

1.	Balance sheet conditions;

2.	Capital efficiency and return on equity;

3.	Past share buybacks and dividend payouts;

4.	Board composition;

5.	Shareholding structure; and

6.	Other relevant factors.

Generally, vote AGAINST these amendments if shareholders will lose the ability to submit shareholder proposals on share repurchases.

Allow Company to Make Rules Governing the Exercise of Shareholders’ Rights

Generally, vote AGAINST this change.

B-117

Limit Rights of Odd Shareholders

Generally, vote FOR this change.

Amendments Related to Takeover Defenses

Generally, vote FOR this proposal, unless Boston Partners opposes or has opposed the poison pill proposal by itself.

Decrease in Maximum Board Size

Generally, vote FOR this proposal, unless the decrease eliminates all vacant seats, leaving no flexibility to add shareholder nominees or other outsiders to the board without removing an incumbent director.

Supermajority Vote Requirement to Remove a Director

Generally, vote AGAINST proposals seeking a supermajority requirement to remove a director.

Creation of Advisory Positions (Sodanyaku or Komon)

Generally, vote AGAINST amendments to articles of incorporation to create new advisory positions such as “sodanyaku” or “komon,” unless the advisors will serve on the board of directors and thus be accountable to shareholders.

Payment of Dividends at the Board’s Discretion

Generally, vote AGAINST proposals allowing the board to pay dividends at its discretion. However, if the company employs board with committee structure and the proposal would not eliminate shareholders’ ability to submit shareholder proposals on income allocation, vote FOR the article amendments.

Management Buyout Related Amendments

Generally, vote CASE-BY-CASE on management related buyout amendments.

IV. Compensation

Annual Bonuses for Directors/Statutory Auditors

Vote FOR approval of annual bonuses, unless recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Retirement Bonuses

Generally, vote FOR approval of retirement bonuses, unless:

1.	Recipients include outsiders; or

2.	Neither the individual payments nor the aggregate amount of the payments is disclosed; or

B-118

3.	Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Special Payments in Connection with Abolition of Retirement Bonus System

Generally, vote FOR approval of special payments in connection with abolition of retirement bonus system, unless:

1.	Recipients include outsiders; or

2.	Neither the individual payments nor the aggregate amount of the payments is disclosed; or

3.	Recipients include those who are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

Stock Option Plans/Deep-Discounted Stock Option Plans

Stock Option Plans

Generally, vote FOR approval of stock option plans, unless:

1.	Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or;

2.	Recipients include individuals who are not in a position to affect the company’s stock price, including employees of business partners or unspecified “collaborators;” or

3.	The maximum number of options that can be issued per year is not disclosed.

Deep-Discounted Stock Option Plans

Generally, vote FOR approval of deep-discounted stock option plans10, unless:

1.	Total dilution from proposed plan(s) and previous option plans exceeds 5 percent for mature companies, or 10 percent for growth companies; or

2.	Recipients include individuals who are not in a position to affect the company’s stock price, including employees of business partners or unspecified “collaborators;” or

3.	The maximum number of options that can be issued per year is not disclosed; or

4.	No specific performance hurdles are specified (However, if the vesting period before exercise lasts for at least three years, this policy may not apply).

Director Compensation Ceiling

Generally, vote FOR proposals seeking to increase director fees, if:

1.	The specific reason(s) for the increase are explained; or

2.	The company is introducing or increasing a ceiling for performance-based compensation.

Vote CASE-BY-CASE on proposals seeking to increase director fees, taking into account the company’s stock price performance and capital efficiency if:

1.	The proposals are intended to increase fixed cash compensation or do not specify whether it is fixed or performance-based compensation which will be increased.

Generally, vote AGAINST proposals seeking to increase director fees if there are serious concerns about corporate malfeasance.

B-119

Statutory Auditor Compensation Ceiling

Generally, vote FOR proposals seeking to increase statutory auditor compensation ceiling, unless statutory auditors are judged to be responsible for clear mismanagement or shareholder-unfriendly behavior.

B-120

KOREA

I. Amendments to the Articles of Incorporation

Issuance Limit on New Shares or Convertible Securities

The most contentious aspect in this proposal pertains to articles that permit companies to issue new shares, convertible bonds, and/or bonds with warrants without triggering existing shareholders’ preemptive rights. Only vote FOR these article amendments if:

1.	The potential dilution ratio to existing shareholders does not exceed 20 percent; and

2.	The proposed issuance limit of new shares is set at no higher than 20 percent of issued shares.

Preferred Stock / Non-voting Common Shares

Generally, vote FOR the creation of a new class of preferred stock, or the issuance of preferred stock up to 50 percent of the issued capital, unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Establishment of Audit Committee

Generally, vote FOR the establishment of an audit committee as a replacement for the internal auditor system.

Stock Option Grant

Generally, vote FOR a proposed stock option grant, unless:

1.	The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or

2.	The maximum dilution level under the plan exceeds 10 percent for a growth company.

Golden Parachute Clause

Generally, vote AGAINST proposals to introduce a provision that entitles the company’s directors to an excessive level of remuneration in the event that they are dismissed or terminated.

Authorizing Board to Approve Financial Statements and Income Allocation

Generally, vote AGAINST proposals to introduce a provision that gives the board of directors the authority to approve financial statements and income allocation (including dividend payout). Insertion of such a clause would potentially take away shareholders’ right to approve the company’s dividend payment decision without any countervailing benefits.

II. Election of Directors

Director Elections

Independence:

B-121

Vote AGAINST any non-independent director nominees where the board is less than majority-independent (in the case of large companies) or less than 25 percent independent (in the case of small companies).

Composition:

For cases where the election of multiple directors are presented as a bundled item, vote AGAINST the entire slate of directors if one of the nominees presents any governance concerns.

III. Compensation

Remuneration Cap for Directors

Generally, vote FOR approval of the remuneration cap for directors, unless:

1.	The proposed cap on directors’ remuneration is excessive relative to peer companies’ remuneration without reasonable justification; or

2.	The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase.

Remuneration Cap for Internal Auditors

Generally, vote FOR the remuneration cap for internal auditors, unless:

1.	The proposed remuneration cap for internal auditors is excessive relative to peer companies’ remuneration caps without reasonable justification; or

2.	The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase; or

3.	There are serious concerns about the statutory reports presented or audit procedures used.

Stock Option Grants

In Korea, the manner in which stock options are granted and exercised is stipulated under the law.

Under Korean law, companies are allowed to grant stock options up to 15 percent of the total number of issued shares pursuant to a shareholder meeting resolution. The board is also allowed to grant stock options up to 3 percent of the total issued shares and to seek shareholders’ approval retrospectively at the first general meeting after the grant.

Generally, vote FOR stock option grant proposals, unless:

1.	The maximum dilution level under the plan exceeds 5 percent of issued capital for a mature company; or

2.	The maximum dilution level under the plan exceeds 10 percent for a growth company.

Amendments to Terms of Severance Payments to Executives

Generally, vote FOR the establishment of, or amendments, to executives’ severance payment terms, unless:

1.	The company fails to provide any information in regard to the changes to the terms of severance payments to executives;

2.	The negative provisions proposed in a resolution outweigh any positive ones; and/or

3.	The company proposes to introduce a new clause that is effectively a golden parachute clause.

B-122

IV. Spinoff Agreement

Generally, vote FOR the approval of a spinoff agreement, unless:

1.	The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

2.	The company’s structure following the spinoff does not reflect good corporate governance;

3.	There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer; and/or

4.	The company does not provide sufficient information upon request to make an informed voting decision.

5.	There is an accompanying reduction in capital.

Generally, vote for proposals to reduce capital for routine purposes unless the terms are unfavorable to shareholders.

V. Reduction in Capital

Reduction in Capital Accompanied by Cash Consideration

Generally, vote FOR proposals to reduce a company’s capital that accompany return of funds to shareholders and are part of a capital-management strategy and an alternative to a buyback or a special dividend. Such a resolution is normally implemented proportionately AGAINST all outstanding capital, and therefore do not involve any material change relative to shareholder value.

Reduction in Capital Not Accompanied by Cash Consideration

Generally, vote FOR proposals to reduce capital that do not involve any funds being returned to shareholders. A company may take this action if its net assets are in danger of falling below the aggregate of its liabilities and its stated capital. Such proposals are considered to be routine accounting measures.

VI. Merger Agreement, Sales/ Acquisition of Company Assets, and Formation of Holding Company

Generally, vote FOR the approval of a sale of company assets, merger agreement, and/or formation of a holding company, unless:

1.	The impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group;

2.	The company’s structure following such transactions does not reflect good corporate governance;

3.	There are concerns over the process of negotiation that may have had an adverse impact on the valuation of the terms of the offer;

4.	The company does not provide sufficient information upon request to make an informed voting decision; and/or

5.	The proposed buyback price carries a significant premium at the date of writing, conferring on shareholders a trading opportunity.

B-123

SINGAPORE

I. Remuneration

Director Remuneration

Generally, vote FOR resolutions regarding directors’ and supervisors’ fees unless they are excessive relative to fees paid by other companies of similar size.

Equity Compensation Plans

Generally, vote FOR an equity-based compensation plan unless:

1.	The maximum dilution level for the scheme, together with all outstanding schemes, exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. In addition, Boston Partners will support a plan’s dilution limit that exceeds these thresholds if the annual grant limit under all plans is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company.

2.	The plan permits options to be issued with an exercise price at a discount to the current market price; or

3.	Directors eligible to receive options or awards under the scheme are involved in the administration of the scheme and the administrator has the discretion over their awards.

II. Share Issuance Requests

Issuance Requests

For companies listed on the Mainboard of the Singapore Exchange, generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company’s issued share capital and 50 percent with preemptive rights.

For companies listed on the Catalist market of the SGX, generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company’s issued share capital and 100 percent with preemptive rights.

General Issuance Requests – Real Estate Investment Trusts

Generally, vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company’s issued share capital and 50 percent with preemptive rights for all Singapore companies, with the exception of Catalist-listed companies and Real Estate Investment Trusts.

For Singapore companies listed on the Catalist market of the SGX, generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company’s issued share capital and 100 percent with preemptive rights. For Real Estate Investment Trusts, generally vote FOR a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 20 percent of its issued unit capital and 50 percent with preemptive rights.

B-124

Specific Issuance Requests

For issuance requests relating equity compensation plans, apply the policy on equity compensation plans. For other issuance requests, vote on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally, vote FOR resolutions authorizing the company to repurchase its own shares, unless the premium over the average trading price of the shares as implied by the maximum price paid exceeds 5 percent for on-market and/or off-market repurchases.

III. Articles and By-law Amendments

Vote CASE-BY-CASE on proposed amendments to the Articles and By-Laws based on the details of the proposed amendments provided by the company.

In the absence of adequate information that would specify the details of proposed amendments, generally vote AGAINST:

1.	The proposed amendments;

2.	The adoption of new Articles of Association; or

3.	The replacement of the current constitutional document.

Vote CASE-BY-CASE on the adoption of new constitutional document with no previous reference.

IV. Related Party Transactions

Generally, vote FOR mandate for recurrent interested-party transactions if such transactions are carried out at arms-length and on normal commercial terms.

B-125

SOUTH AFRICA

I. Operational Items

Authority to Ratify and Execute Approved Resolutions

Vote FOR the authority to ratify and execute approved resolutions, unless opposing all other items on the agenda.

II. Board of Directors

Voting on Director Nominees in Uncontested Elections

Generally, vote FOR the election/ reelection of directors unless the director is a non-independent NED:

1.	Serving on the audit committee (unless there is a separate AGM proposal specifically covering his/her election as an audit committee member);

2.	Serving on the remuneration or nomination committee and there is no majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board’s Black Economic Empowerment (BEE) credentials; or

3.	The majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board’s BEE credentials.

Accountability:

Do not support bundled elections.

Alternative Directors: Proposals to re-elect alternate directors will take into account the vote that applies for the director for whom they serve as an alternate. In addition, the specific nature of the alternate role will be considered, for example whether or not the individual serves as a genuine alternate (i.e. only attending board and committee meetings in the absence of a particular director) or appears to have a broader board position.

Social and Ethics Committee Elections

Vote FOR the reelection of the social and ethics committee and/or social and ethics committee members, unless:

1.	The committee does not satisfy the minimum guidelines for membership, as set out in South African company law; or

2.	Serious concerns have been raised with the work of the committee during the year.

III. Capital Structure

Share Issuance Authorities

Vote FOR a general authority to place authorized but unissued ordinary shares under the control of the directors, unless:

1.	The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital;

B-126

2.	The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concern; or

3.	The company used the authority during the previous year in a manner deemed not be in shareholders’ best interests.

Vote FOR a general authority to issue ordinary shares for cash, unless:

1.	The authority is over a number of shares equivalent to more than 10 percent of the current issued share capital; or

2.	The company used the authority during the previous year in a manner deemed not to be in shareholders’ interests.

Vote FOR a general authority to issue preference shares, unless:

1.	Following the issue, preference shares would comprise greater than 50 percent of the company’s issued share capital; or

2.	The terms of the preference shares would adversely affect the rights of existing shareholders.

3.	The issue of shares pursuant to a specific transaction will be considered on a CASE-BY-CASE basis, depending on the merits of the underlying deal.

Share Buyback Authorities

Vote FOR a general share buyback authority, unless:

1.	The company wishes to repurchase more than 20 percent of its issued share capital over the year;

2.	The repurchase can be used for takeover defenses; or

3.	There is clear evidence of abuse.

IV. Remuneration

Approval of Remuneration Policy

When assessing a company’s remuneration policy, Boston Partners will generally vote AGAINST if the level of disclosure around the policy is below what is required for shareholders to make an informed judgment. In the event of satisfactory disclosure, Boston Partners will vote FOR the approval of the executive remuneration policy on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	The company operates long-term incentive schemes (including matching shares) which do not have performance conditions attached for all or a substantial proportion of awards;

2.	The vesting period for long-term incentive schemes is set at less than three years;

3.	Long-term schemes include an element of retesting;

4.	The policy provides for grants of share options at a discount to market value;

5.	The potential maximum dilution under all share incentive schemes exceeds 5 percent of the issued share capital of a large, widely held company, or 10 percent in the case of an emerging high-growth company, and there are no mitigating circumstances (e.g. stringent performance measures);

6.	The quality of disclosure around the severance provisions of the executive directors’ service contracts, including any potential termination payments, is considered inadequate;

7.	The policy is in any way not considered aligned with shareholder interests.

B-127

In circumstances where a company has demonstrated a significant shift towards good practice, it may be appropriate for Boston Partners to support remuneration policy resolution, notwithstanding the presence of some historical issues of concern.

Approval of Implementation Report

When assessing the implementation report, Boston Partners will generally vote AGAINST if the level of disclosure regarding the application of the policy is below what is required for shareholders to make an informed judgment. In the event of satisfactory disclosure, Boston Partners will vote FOR the approval of the implementation report on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	Large increases in fixed remuneration have been implemented which have not been adequately explained;

2.	The company has made bonus payments, but these have not been clearly linked to performance (including guaranteed bonuses or transaction bonuses);

3.	The company has made ex-gratia payments or one-off special awards to executives during the year which have not been adequately explained;

4.	The performance conditions for long-term incentive schemes, where applicable, are not disclosed, or are not considered sufficiently challenging or relevant;

5.	Significant termination-related or restraint of trade payments have been made to executive directors, and the reasons for these are not disclosed or, where they are disclosed, do not adequately justify the size of the payment;

6.	Discretion has been used during the year in a manner not considered consistent with shareholder interests, or the application of the policy is in any way not considered aligned with shareholder interests, with particular attention given to any payments or decisions which have been made outside of the policy framework previously communicated to shareholders.

In circumstances where a company has demonstrated a significant shift towards good practice, it may be appropriate for Boston Partners to support for the implementation report resolution, notwithstanding the presence of some historical issues of concern.

In cases where a serious breach of good practice is identified, and typically where issues have been raised over a number of years, the chair of the remuneration committee (or, where relevant, other members of the remuneration committee) may receive a negative vote.

New Equity Incentive Scheme or Amendment to Existing Scheme

Boston Partners evaluates management proposals seeking approval for a share incentive scheme on a CASE-BY-CASE basis. When judging such items, Boston Partners will generally vote AGAINST if the level of disclosure on the proposal is below what is required for shareholders to make an informed judgment on the scheme. In the event of satisfactory disclosure, Boston Partners will vote FOR the proposal unless one or more of the following apply:

1.	Performance conditions do not apply, have not been disclosed or are not considered sufficiently challenging or relevant.

2.	Performance conditions can be retested.

3.	Performance is measured over a period shorter than three years.

4.	The plan allows for option repricing or issue of options at a discount or backdating of options.

5.	The potential maximum dilution under all share incentive schemes exceeds 5 percent of the issued share capital of a large, widely held company, or 10 percent in the case of an emerging high-growth company, and there are no mitigating circumstances (e.g. stringent performance measures).

6.	The scheme provides for potentially excessive individual reward or has no caps on individual participation.

B-128

7.	NEDs can participate in the scheme.

8.	The scheme is in any way not considered aligned with shareholder interests.

Proposals to amend a scheme will involve an assessment of the nature of the amendment.

Financial Assistance

Vote FOR a general authority to provide financial assistance, unless:

1.	As part of the authority, the company requests a general authority to provide financial assistance to directors, and this is not limited to participation in incentive schemes;

2.	The authority would facilitate the operation of an incentive scheme(s) which raises governance concerns, with particular attention given to any schemes which authorize the provision of preferential loans to directors; or

3.	As part of the authority, the company seeks approval to provide financial assistance “to any person”.

Evidence that the company has used a previous authority in a manner deemed not to be in shareholders’ interests would warrant further review and analysis.

V. Other Items

New Memorandum of Incorporation (MOI)/ Amendments to the MOI

Vote on a new MOI or on amendments to the MOI on a CASE-BY-CASE basis, depending on the impact on shareholder rights.

Boston Partners will normally vote AGAINST a MOI which limits retirement by rotation to non-executive directors only.

Black Economic Empowerment (BEE) Transactions

Vote on BEE transactions on a CASE-BY-CASE basis. Factors considered include the overall dilutive impact, the structure of the transaction and the identity of the company’s chosen BEE partners. Proposals which are genuinely broad-based are more appealing than those which stand to benefit a narrow group of investors, as are those which have a long-term timeframe.

Social and Ethics Committee Report

Vote FOR the report of the social and ethics committee, unless:

1.	The report does not include details of how the committee has undertaken the functions prescribed to it by South African company law; or

2.	Serious concerns have been raised with the work of the committee during the year.

B-129

TAIWAN

I. Allocation of Income and Dividends

Allocation of Income and Dividends

Generally, vote FOR approval of the allocation of income and dividends.

When distributing earnings and dividends, companies usually provide shareholders one or a combination of the following:

1.	Cash dividends from earnings;

2.	Cash dividends from capital reserves;

3.	New shares from capital reserves;

4.	Stock dividends.

When losses are posted for the year, companies are required to submit the loss offsetting proposals, usually included in the statement of profit and loss appropriation, for shareholder approval, along with the business operations reports and financial statements.

Cash Dividends or New Shares from Capital and Legal Reserves

Generally, vote FOR proposals to distribute dividends or new shares from capital and legal reserves.

Stock Dividends

Resolution Type: Special

Generally, vote FOR proposals to distribute stock dividends.

II. Capital Reduction

Generally, vote FOR the capital reduction to offset losses or to distribute cash to shareholders unless:

1.	The proposed capital reduction is not conducted on a proportionate basis according to the shareholding structure of the company but instead favors certain shareholders; or

2.	The proposed cash distribution is expected to negatively affect the company’s day-to-day operations.

III. Capital Raising

Generally, vote FOR general authority to issue shares if:

1.	A general share issuance mandate that includes a private placement as one of the financing channels if the resulting dilution is limited to no more than 10 percent.

2.	A general mandate for public share issuance if the issue size is limited to no more than 20 percent of the existing issued share capital.

Vote CASE-BY-CASE on requests to issue shares for a specific purpose such as the financing of a particular project, an acquisition, or a merger.

B-130

IV. Compensation

Equity Based Compensation

Vote CASE-BY-CASE on employee restricted stocks and/or employee stock warrant plans. Vote AGAINST the employee restricted stocks plan and/or employee stock warrants plan if one or two of the following features are not met:

1.	Existing substantial shareholders are restricted in participation;

2.	Presence of challenging performance hurdles if awards are issued or exercised for free or at a deep discount; or

3.	Reasonable vesting period (at least two years) is set.

V. Release of Restrictions on Directors Competitive Activities

Vote AGAINST release of restrictions on competitive activities of directors if:

1.	There is lack of disclosure on the key information including identities of the directors in question, current positions in the company, and outside boards they are serving on; or

2.	The non-nomination system is employed by the company for the director election.

B-131

UNITED KINGDOM AND IRELAND

I. Operational Items

Accept Financial Statements and Statutory Reports

The overall quality of disclosure will be considered, and the weakest examples, such as where the meeting documents are not released in time for investors to review these ahead of the meeting, are likely to attract a negative vote. For smaller companies, other minimum disclosure requirements include:

The identity of all the directors, their board roles, committee memberships and independence classification;

1.	List of major shareholders;
2.	Attendance at board and committee meetings; and
3.	Details of compliance against a “recognized corporate governance code” (as required by the AIM Rules).

In addition, where no appropriate resolution to target an investor’s specific concern is on the ballot, Boston Partners may vote AGAINST this resolution. Specific concerns include:

1.	Absence of sufficient independent representation on the board and the key committees (if the relevant director is not standing for election/re-election)
2.	Absence of regular re-election for all directors (once every three years at a minimum); and
3.	Remuneration not aligned with expected market practice (if there is no remuneration report or remuneration policy resolution on the agenda).

Concerns raised in the first year may not lead to a negative vote this is more likely in the event of repeated concerns identified over a number of years.

II. Director Elections

Board Independence

For smaller companies, a non-executive director is likely to be considered as non-independent if he or she has a substantial personal shareholding of greater than 3 per cent.

For investment companies, a non-executive director is likely to be considered as non-independent if he or she has a substantial shareholding of greater than 1 per cent providing the investment trust is listed in the FTSE All-Share index.

Also, the non-executive director of either a venture capital trust or an investment trust is likely to be considered as non-independent if he or she holds a directorship in one or more investment companies or venture capital trusts managed by the same manager, or they have a relationship with the investment manager.

At investment trusts, tenure is not taken into account when assessing independence. However, ossified boards are an issue of concern. As a result, if more than half the board has served in excess of nine years, a negative vote would over time be applied to the chairman’s re-election.

B-132

III. Compensation

Remuneration Policy

Vote the resolution to approve the remuneration policy on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	The overall remuneration policy or specific scheme structures are not over-complex, have an appropriate long-term focus and have been sufficiently justified in light of the company’s specific circumstances and strategic objectives;

2.	The company’s approach to fixed remuneration is appropriate;

3.	The award levels for the different components of variable pay are capped, and the quantum is reasonable when compared to peers, and any increase in the level of certainty of reward is accompanied by a material reduction in the size of awards;

4.	Increases to the maximum award levels for the LTIP and bonus have been adequately explained;

5.	Performance conditions for all elements of variable pay are clearly aligned with the company’s strategic objectives, with vesting levels and holding periods that are in line with UK good practice;

6.	Change of control, good leaver and malus/clawback provisions are in line with standard practice in the UK market;

7.	The shareholding requirement for executive directors is a minimum of 200 percent of base salary;

8.	Service contracts contain notice periods of no more than twelve months’ duration and potential termination payments are linked to fixed pay with no contractual entitlements to unearned bonus on termination;

9.	Non-executive directors do not receive any performance-related remuneration beyond their standard fees;

10.	The treatment of new joiners is appropriate, with particular attention paid to the use of buy-out awards, and that the potential for any additional awards is capped;

11.	The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice; and

12.	There are no issues in the policy which would be of concern to shareholders.

Where a policy contains multiple areas of non-compliance with good practice, the vote will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall “For” vote, whereas a single, serious deviation may be sufficient to justify an AGAINST vote.

The binding vote on the remuneration policy is forward-looking and in most cases will apply for three years. Therefore, many shareholders will want to ensure that the policy takes into account good market practice in a number of key areas including:

1.	The start and end date of the policy;

2.	Base salaries;

3.	Benefits and pensions;

4.	Annual bonus;

5.	Long-term incentive plans (LTIP);

6.	Claw back provisions;

7.	Good leavers;

8.	Change in control;

9.	Shareholding requirement;

10.	Executive directors’ service contracts, including exit payments;

B-133

11.	Arrangements for new joiners;

12.	Discretion;

13.	Non-executive director pay; and

14.	All-employee schemes.

For smaller companies, a negative vote would be considered if any of the following applied:

1.	Executive directors are not employed under formal service contracts, or their service contracts, in the event of termination, provide for more than 12 months’ notice;
2.	Vesting of incentive awards is not conditional on the achievement of performance hurdles;
3.	Re-testing is allowed throughout the performance period; or
4.	There are any other serious issues with the policy when measured against good market practice.

Remuneration Report

Vote the resolution to approve the remuneration report on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	Any increases, either to fixed or variable remuneration, for the year under review or the upcoming year were well-explained and not excessive;

2.	The bonus received and/or the proportion of the LTIP which vested was a fair reflection of the performance achieved;

3.	Performance targets are measured over an appropriate period and are sufficiently stretching;

4.	Targets for the bonus or the LTIP are disclosed in an appropriate level of detail;

5.	Any exit payments to good leavers were reasonable, with appropriate pro-rating (if any) applied to outstanding long-term share awards;

6.	Any special arrangements for new joiners were in line with good market practice;

7.	The remuneration committee exercised discretion appropriately; and

8.	There are no issues in the report which would be of concern to shareholders.

Where the report contains multiple areas of non-compliance with good practice, the vote will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall “For” vote, whereas a single, serious deviation may be sufficient to justify an AGAINST vote.

For small companies, when assessing remuneration report resolutions, a negative vote would be considered if any of the following applied:

1.	Disclosure of pay practices is poor. This would include if the individual emoluments paid to each director are not disclosed, or if the performance metrics which applied to LTIP awards made during the year under review are not disclosed;
2.	NEDs have received performance-related pay during the year under review;
3.	Options have been re-priced during the period under review;
4.	Re-testing is allowed throughout the performance period;
5.	Share awards granted to executive directors during the year under review feature a performance period of less than three years; or
6.	There are any other serious issues with the report when measured against good market practice.

The award of options to NEDs is not in line with best practice as it can cause a potential conflict of interest that may affect an NED’s independent judgment. Therefore, NEDs should be remunerated with basic fees only, in the form of cash and/or shares.

B-134

Approval of a New or Amended LTIP

Vote the resolution to approve a new or amended LTIP on a CASE-BY-CASE approach, paying particular attention as to whether:

1.	The LTIP is aligned with the company’s strategy, is not over-complex and fosters an appropriately long-term mindset;
2.	The proposed award levels are appropriate, and, in the case of an amended plan, any increases to the previous award levels are well-explained;
3.	Any increase in the level of certainty of reward is matched by a material reduction in the size of awards;
4.	The maximum payout is capped;
5.	The vesting levels for threshold and on target performance are in line with market norms, with threshold vesting generally no higher than 25 percent. However, as much as 25 percent may be considered inappropriate if LTIP grants represent large multiples of salary.
6.	The LTIP is in line with the current remuneration policy;
7.	Change of control, good leaver, and malus/clawback provisions are present and the terms are in line with standard practice in the UK market;
8.	The remuneration committee seeks to reserve a degree of discretion in line with standard UK practice;
9.	The scheme is operating within dilution limits that are aligned to the relevant UK market standards. Namely, no more than 10 percent of the issued share capital should be issued under all incentive schemes in any rolling 10-year period, and no more than 5 percent of the issued share capital should be issued under executive (discretionary) schemes in any rolling 10-year period, in line with the guidelines established by the Investment Association; and
10.	There are no issues with the plan which would be of concern to shareholders.

Where the plan contains multiple areas of non-compliance with good practice, the vote will reflect the severity of the issues identified. A small number of minor breaches may still result in an overall FOR vote, whereas a single, serious deviation may be sufficient to justify an AGAINST vote.

IV. Capital Structure

Authorize Issue of Equity with and without Pre-emptive Rights

Generally, vote FOR a resolution to authorize the issuance of equity, unless:

1.	The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent); or

2.	For small companies, the routine authority to disapply preemption rights exceeds 10 percent of the issued share capital in any one year. For larger companies, the routine authority to disapply preemption rights exceeds 10 percent of the issued share capital, provided that any amount above 5 percent is to be used for the purposes of an acquisition or a specified capital investment. For investment companies, the routine authority to disapply preemption rights exceeds 5 percent of the issued share capital in any one year, or 10 percent if there is a commitment that any issuance will be at or above net asset value.

Authorize Market Purchase of Ordinary Shares

Generally, vote FOR the resolution to authorize the market purchase of ordinary shares, unless:

1.	The authority requested exceeds the levels permitted under the Listing Rules; or
2.	The company seeks an authority covering a period longer than 18 months.

B-135

Boston Partners will generally support this resolution if it is in line with the Listing Rules LR 12.4.1 which allows companies to buy back up to 15 percent of their shares in any given year, provided that the maximum price paid is not more than 5 percent above the average trading price.

Under the Companies Act 2006, the share buyback authority cannot be for a period longer than five years. Boston Partners recommends that the renewal of such authorities be requested annually, and that the duration be no longer than 18 months or until the next AGM, if sooner. However, Boston Partners will support a five-year authority if, in practice, the company has a history of reverting to shareholders annually.

V. Other Items

Authorize EU Political Donations and Expenditure

Generally, vote FOR the resolution to authorize EU political donations and expenditure, unless:

1.	The company made explicit donations to political parties or election candidates during the year under review;
2.	The duration of the authority sought exceeds one year and the company has not clarified that separate authorization will be sought at the following AGM should the authority be used; or
3.	No cap is set on the level of donations.

Continuation of Investment Trust

For investment companies, Boston partners will vote FOR when the board has tabled the resolution to comply with the requirement in the trust’s articles of association that this vote be put to shareholders at regular intervals, and there are no issues of concern.

If the board has called a special meeting, due to the shares trading at a discount to net asset value over a prolonged period, Boston Partners will consider the issues on a CASE-BY-CASE basis.

END

B-136

THE RBB FUND, INC.
PEA 252/255
PART C: OTHER INFORMATION

Item 28.	EXHIBITS

(a)		Articles of Incorporation.

	(1)	Articles of Incorporation of Registrant are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(2)	Articles Supplementary of Registrant are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(3)	Articles of Amendment to Articles of Incorporation of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(4)	Articles Supplementary of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(5)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement (No. 33-20827) filed on April 27, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(6)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement (No. 33-20827) filed on May 1, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(7)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(8)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(9)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(10)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement (No. 33-20827) filed on

October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(11)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(12)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(13)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(14)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(15)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement (No. 33-20827) filed on March 31, 1995.

(16)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 1996.

(17)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement (No. 33-20827) filed on October 11, 1996.

(18)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 1997.

(19)	Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(20)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(21)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(22)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(23)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(24)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(25)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(26)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement (No. 33-20827) filed on November 29, 1999.

(27)	Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(28)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(29)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(30)	Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(31)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement (No. 33-20827) filed on March 15, 2001.

(32)	Articles of Amendment to Charter of the Registrant (Boston Partners Bond Fund – Institutional Class and Boston Partners Bond Fund – Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement (No. 33-20827) filed on May 15, 2002.

(33)	Articles Supplementary of Registrant (Boston Partners All-Cap Value Fund – Institutional Class and Boston Partners Bond Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement (No. 33-20827) filed on May 15, 2002.

(34)	Articles Supplementary of Registrant (Schneider Value Fund) are incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 2002.

(35)	Articles Supplementary of Registrant (Institutional Liquidity Fund for Credit Unions and Liquidity Fund for Credit Union Members) are incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2003.

(36)	Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2004.

(37)	Articles Supplementary of Registrant (Robeco WPG Core Bond Fund – Investor Class, Robeco WPG Core Bond Fund – Institutional Class, Robeco WPG Tudor Fund – Institutional Class, Robeco WPG Large Cap Growth Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement (No. 33-20827) filed on March 4, 2005.

(38)	Certificate of Correction of Registrant is incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2005.

(39)	Articles Supplementary of Registrant (Robeco WPG Core Bond Fund – Investor Class, Robeco WPG Core Bond Fund – Institutional Class, Robeco WPG Tudor Fund – Institutional Class, Robeco WPG 130/30 Large Cap Core Fund f/k/a Robeco WPG Large Cap Growth Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2005.

(40)	Articles Supplementary of Registrant (Senbanc Fund) are incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

(41)	Articles of Amendment of Registrant (Robeco WPG Core Bond Fund – Retirement Class) are incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement (No. 33-20827) filed on August 19, 2005.

(42)	Articles Supplementary of Registrant (Robeco WPG Core Bond Fund – Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2005.

(43)	Articles Supplementary of Registrant (Bear Stearns CUFS MLP Mortgage Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement (No. 33-20827) filed on July 18, 2006.

(44)	Articles of Amendment to Charter of the Registrant (Bear Stearns CUFS MLP Mortgage Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 2006.

(45)	Articles Supplementary of Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective

Amendment No. 109 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2006.

(46)	Articles Supplementary of Registrant (Marvin & Palmer Large Cap Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 109 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2006.

(47)	Articles of Amendment to Charter of the Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2007.

(48)	Articles Supplementary of Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2007.

(49)	Articles Supplementary of Registrant (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(50)	Articles Supplementary of Registrant (Robeco WPG 130/30 Large Cap Core Fund – Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement (No. 33-20827) filed on July 13, 2007.

(51)	Articles Supplementary of Registrant (SAM Sustainable Water Fund, SAM Sustainable Climate Fund) are incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement (No. 33-20827) filed on July 17, 2007.

(52)	Articles of Amendment of Registrant (Robeco WPG 130/30 Large Cap Core Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement (No. 33-20827) filed on September 4, 2007.

(53)	Articles Supplementary of Registrant (Bear Stearns Multifactor 130/30 US Core Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement (No. 33-20827) filed on December 17, 2007.

(54)	Articles of Amendment to Charter of the Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2007.

(55)	Articles Supplementary of Registrant (SAM Sustainable Global Active Fund, SAM Sustainable Themes Fund) are incorporated herein by reference to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement (No. 33-20827) filed on April 23, 2009.

(56)	Articles Supplementary of Registrant (Perimeter Small Cap Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement (No. 33-20827) filed on July 2, 2009.

(57)	Articles Supplementary of Registrant (S1 Fund) are incorporated herein by reference to Post-Effective Amendment No. 135 to Registrant’s Registration Statement (No. 33-20827) filed on July 19, 2010.

(58)	Articles Supplementary of Registrant (Robeco Boston Partners Long/Short Research Fund) are incorporated herein by reference to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement (No. 33-20827) filed on August 4, 2010.

(59)	Articles of Amendment of Registrant (Robeco WPG Small/Micro Cap Value Fund f/k/a Robeco WPG Small Cap Value Fund) are incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2010.

(60)	Articles Supplementary of Registrant (Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(61)	Articles Supplementary of Registrant (Summit Global Investments U.S. Low Volatility Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2011.

(62)	Articles Supplementary of Registrant (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(63)	Articles Supplementary of Registrant (Robeco Boston Partners Global Long/Short Fund) are incorporated herein by reference to Post-Effective Amendment No. 152 to the Registrant’s Registration Statement (No. 33-20827) filed on March 29, 2013.

(64)	Articles Supplementary of Registrant (Robeco Boston Partners Long/Short Research Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(65)	Articles Supplementary of Registrant (Matson Money U.S. Equity VI Portfolio, Matson Money International VI Equity Portfolio, Matson Money Fixed Income VI Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 159 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2013.

(66)	Articles Supplementary of Registrant (Scotia Dynamic U.S. Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 161 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2013.

(67)	Articles Supplementary of Registrant (Robeco Boston Partners Long/Short Research Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(68)	Articles Supplementary of Registrant (Abbey Capital Futures Strategy Fund and Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) are incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(69)	Articles Supplementary of Registrant (Campbell Core Trend Fund) are incorporated herein by reference to Post-Effective Amendment No. 171 to the Registrant’s Registration Statement (No. 33-20827) filed on October 16, 2014.

(70)	Articles Supplementary of Registrant (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 174 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2014.

(71)	Articles Supplementary of Registrant (Boston Partners Investment Funds) are incorporated herein by reference to Post-Effective Amendment No. 174 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2014.

(72)	Articles Supplementary of Registrant (Boston Partners Emerging Markets Long/Short Fund) are incorporated herein by reference to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement (No. 33-20827) filed on October 16, 2015

(73)	Articles Supplementary of Registrant (Campbell Core Carry Fund) are incorporated herein by reference to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement (No. 33-20827) filed on October 16, 2015.

(74)	Articles Supplementary of Registrant (Boston Partners Alpha Blue Dynamic Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement (No. 33-20827) filed on October 16, 2015.

(75)	Articles Supplementary of Registrant (Summit Global Investments U.S. Low Volatility Equity Fund – Class C) are incorporated herein by reference to Post-Effective Amendment No. 184 to the Registrant’s Registration Statement (No. 33-20827) filed on October 30, 2015.

(76)	Articles Supplementary of Registrant (Boston Partners Long/Short Research Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 187 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2015.

(77)	Articles Supplementary of Registrant (Summit Global Investments Small Cap Low Volatility Fund) are incorporated herein by reference to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement (No. 33-20827) filed on March 30, 2016.

(78)	Articles Supplementary of Registrant (Fasanara Capital Absolute Return Multi-Asset Fund) are incorporated herein by reference to Post-Effective Amendment No. 198 to the Registrant’s Registration Statement (No. 33-20827) filed on April 29, 2016.

(79)	Articles of Amendment of Registrant (Campbell Dynamic Trend Fund f/k/a Campbell Core Trend Fund) are incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(80)	Articles Supplementary of Registrant (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund), MFAM Small-Mid Cap Growth Fund (f/k/a Motley Fool Great America Fund), and MFAM Emerging Markets Fund (f/k/a Motley Fool Epic Voyage Fund)) are incorporated herein by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2016.

(81)	Articles of Amendment of Registrant (MFAM Emerging Markets Fund (f/k/a Motley Fool Epic Voyage Fund) are incorporated herein by reference to Post-Effective Amendment No. 212 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2017.

(82)	Articles Supplementary of Registrant (Orinda Income Opportunities Fund) are incorporated herein by reference to Post-Effective Amendment No. 216 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 2017.

(83)	Articles Supplementary of Registrant (Abbey Capital Futures Strategy Fund — Class T) are incorporated herein by reference to Post-Effective Amendment No. 216 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 2017.

(84)	Articles Supplementary of Registrant (Campbell Managed Futures 10V Fund) are incorporated herein by reference to Post-Effective Amendment No. 224 to the Registrant’s Registration Statement (No. 33-20827) filed on July 28, 2017.

(85)	Articles Supplementary of Registrant (Boston Partners Emerging Markets Fund) are incorporated herein by reference to Post-Effective Amendment No. 226 to the Registrant’s Registration Statement (No. 33-20827) filed on August 23, 2017.

(86)	Articles Supplementary of Registrant (Motley Fool 100 Index ETF) are incorporated herein by reference to Post-Effective Amendment No. 235 to the Registrant’s Registration Statement (No. 33-20827) filed on January 19, 2018.

(87)	Articles Supplementary of Registrant (Abbey Capital Futures Strategy Fund – Class I) are incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(88)	Articles Supplementary of Registrant (Boston Partners Global Long/Short Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(89)	Articles Supplementary of Registrant (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(90)	Articles Supplementary of Registrant (Aquarius International Fund) are incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(91)	Articles Supplementary of Registrant (Abbey Capital Multi Asset Fund) are incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(92)	Articles of Amendment of Registrant (Summit Global Investments Global Low Volatility Fund (f/k/a Dynamic U.S. Growth Fund)) are incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

	(93)	Articles of Amendment of Registrant (Summit Global Investments Global Low Volatility Fund) are incorporated herein by reference to Post-Effective Amendment No. 242 to the Registrant’s Registration Statement (No. 33-20827) filed on March 19, 2018.

	(94)	Articles of Amendment of Registrant (Summit Global Investments Small Cap Low Volatility Fund) are incorporated herein by reference to Post-Effective Amendment No. 242 to the Registrant’s Registration Statement (No. 33-20827) filed on March 19, 2018.

	(95)	Articles of Amendment of Registrant (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) are incorporated herein by reference to Post-Effective Amendment No. 242 to the Registrant’s Registration Statement (No. 33-20827) filed on March 19, 2018.

	(96)	Articles of Amendment of Registrant (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund) and MFAM Small-Mid Cap Growth Fund (f/k/a Motley Fool Great America Fund)) are incorporated herein by reference to Post-Effective Amendment No. 242 to the Registrant’s Registration Statement (No. 33-20827) filed on March 19, 2018.

	(97)	Articles Supplementary of Registrant (MFAM Small-Cap Growth ETF (f/k/a Motley Fool Small-Cap Growth ETF)) are incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

	(98)	Articles Supplementary of Registrant (Motley Fool Innovation ETF) are incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

	(99)	Articles of Amendment of Registrant (MFAM Global Opportunities Fund, MFAM Small-Mid Cap Growth Fund, MFAM Emerging Markets Fund and MFAM Small-Cap Growth ETF) are incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

	(100)	Articles of Amendment of Registrant (MFAM Mid-Cap Growth Fund (f/k/a MFAM Small-Mid Cap Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

	(101)	Articles Supplementary of Registrant (Boston Partners Global Equity Advantage Fund) are incorporated herein by reference to Post-Effective Amendment No. 254 to the Registrant’s Registration Statement under the Investment Company Act of 1940 (No. 811-05518) filed on May 21, 2019.

	(102)	Articles Supplementary of Registrant (Campbell Advantage Fund) are incorporated herein by reference to Post-Effective Amendment No. 254 to the Registrant’s Registration Statement under the Investment Company Act of 1940 (No. 811-05518) filed on May 21, 2019.

	(103)	Articles of Amendment of Registrant (SGI U.S. Large Cap Equity Fund, (f/k/a Summit Global Investments U.S. Low Volatility Equity Fund), SGI Global Equity Fund (f/k/a Summit Global Investments Global Low Volatility Fund), and SGI U.S. Small Cap Equity Fund (f/k/a Summit Global Investments Small Cap Low Volatility Fund)) are incorporated herein by reference to Post-Effective Amendment No. 254 to the Registrant’s Registration Statement under the Investment Company Act of 1940 (No. 811-05518) filed on May 21, 2019.

(b)		By-Laws.

	(1)	By-Laws, as amended, are incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(c)		Instruments Defining Rights of Security Holders.

	(1)	See Articles VI, VII, VIII, IX and XI of Registrant’s Articles of Incorporation dated February 17, 1988 which are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(2)	See Articles II, III, VI, XIII, and XIV of Registrant’s By-Laws as amended through August 25, 2004, which are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2004.

(d)		Investment Advisory Contracts.

	(1)	Investment Advisory Agreement (Schneider Small Cap Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

	(2)	Investment Advisory Agreement (Bogle Investment Management Small Cap Growth Fund) between Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

	(3)	Investment Advisory Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement (No. 33-20827) filed on February 27, 2008.

	(4)	Amendment No. 1 to the Investment Advisory Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

	(5)	Contractual Fee Waiver Agreement (Schneider Small Cap Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

	(6)	Contractual Fee Waiver Agreement (Boston Partners Investment Funds) between Registrant and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

	(7)	Investment Advisory Agreement (SGI U.S. Large Cap Equity Fund, f/k/a Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and Summit Global

Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(8)	Contractual Fee Waiver Agreement (SGI U.S. Large Cap Equity Fund, f/k/a Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(9)	Investment Advisory Agreement (Boston Partners Investment Funds) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(10)	Addendum No. 1 to Investment Advisory Agreement (Robeco Boston Partners Global Long/Short Fund) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(11)	Investment Advisory Agreement (SGI Global Equity Fund, f/k/a Summit Global Investments Global Low Volatility Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(12)	Contractual Fee Waiver Agreement (SGI Global Equity Fund, f/k/a Summit Global Investments Global Low Volatility Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(13)	Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(14)	Amended and Restated Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Abbey Capital Offshore Fund SPC (f/k/a Abbey Capital Offshore Fund Limited) and Abbey Capital Limited is filed herewith.

(15)	Reserved.

(16)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Cantab Capital Partners, LLP is filed herewith.

(17)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Eclipse Capital Management, Inc. is filed herewith.

(18)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Graham Capital Management, LP is filed herewith.

(19)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and P/E Global, LLC is filed herewith.

(20)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Revolution Capital Management, LLC is filed herewith.

(21)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Trigon Investment Advisors LLC is filed herewith.

(22)	Addendum No. 2 to Investment Advisory Agreement (Robeco WPG Small/Micro Cap Fund) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(23)	Investment Advisory Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) between Registrant and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(24)	Reserved.

(25)	Investment Advisory Agreement (Campbell Dynamic Trend Fund, f/k/a Campbell Core Trend Fund) between Registrant and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(26)	Investment Advisory Agreement (Campbell Dynamic Trend Fund, f/k/a Campbell Core Trend Fund) between Campbell Core Offshore Limited and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(27)	Sub-Advisory Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) among Registrant, Altair Advisers LLC and Aperio Group, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(28)	Investment Sub-Advisory Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) among Registrant, Altair Advisers LLC and Driehaus Capital Management LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(29)	Investment Sub-Advisory Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) among Registrant, Altair Advisers LLC and Granite Investment Partners, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(30)	Investment Sub-Advisory Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) among Registrant, Altair Advisers LLC and Pacific Ridge Capital

Partners, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(31)	Sub-Advisory Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) among Registrant, Altair Advisers LLC and Pier Capital, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(32)	Investment Sub-Advisory Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) among Registrant, Altair Advisers LLC and River Road Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(33)	Form of Addendum No. 3 to Investment Advisory Agreement (Boston Partners Emerging Markets Long/Short Fund) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 180 to the Registrant’s Registration Statement (No. 33-20827) filed on August 14, 2015.

(34)	Investment Advisory Agreement (SGI U.S. Small Cap Equity Fund, f/k/a Summit Global Investments Small Cap Low Volatility Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(35)	Contractual Fee Waiver (SGI U.S. Small Cap Equity Fund, f/k/a Summit Global Investments Small Cap Low Volatility Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(36)	Contractual Fee Waiver (Bogle Investment Management Small Cap Growth Fund) between Registrant and Bogle Investment Management is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(37)	Contractual Fee Waiver (Campbell Dynamic Trend Fund) between Registrant and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(38)	Reserved.

(39)	Form of Investment Advisory Agreement (Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio) between Registrant and Matson Money, Inc. is incorporated herein by reference to Post-Effective Amendment No. 159 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2013.

(40)	Contractual Fee Waiver (Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio) between Registrant and Matson Money Inc. is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(41)	Addendum No. 4 to Investment Advisory Agreement (Boston Partners All-Cap Value Fund) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(42)	First Amendment to Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 216 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 2017.

(43)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Aspect Capital Limited is filed herewith.

(44)	Investment Advisory Agreement (Orinda Income Opportunities Fund) between Registrant and Orinda Asset Management LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(45)	Expense Limitation and Reimbursement Agreement (Orinda Income Opportunities Fund) between Registrant and Orinda Asset Management LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(46)	Form of Investment Advisory Agreement (Campbell Managed Futures 10V Fund) between Registrant and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 220 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 2017.

(47)	Form of Investment Advisory Agreement (Campbell Managed Futures 10V Fund) between Campbell Managed Futures LV Offshore Limited and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 220 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 2017.

(48)	Form of Expense Limitation and Reimbursement Agreement (Campbell Managed Futures 10V Fund) between Registrant and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 220 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 2017.

(49)	Addendum No. 5 to Investment Advisory Agreement (Boston Partners Emerging Markets Fund) between Registrant and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(50)	Reserved.

(51)	Investment Advisory Agreement (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund), MFAM Mid-Cap Growth Fund (f/k/a Motley Fool Great America Fund), and MFAM Emerging Markets Fund (f/k/a Motley Fool Epic Voyage Fund)) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to

Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(52)	Expense Limitation and Reimbursement Agreement (MFAM Global Opportunities Fund, MFAM Mid-Cap Growth Fund (f/k/a MFAM Small-Mid Cap Growth Fund), and MFAM Emerging Markets Fund) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(53)	Contractual Fee Waiver (Abbey Capital Futures Strategy Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(54)	Investment Advisory Agreement (Motley Fool 100 Index ETF) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(55)	Investment Advisory Agreement (Aquarius International Fund) between Registrant and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(56)	Sub-Advisory Agreement (Aquarius International Fund) among Registrant, Altair Advisers LLC and Aperio Group, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(57)	Sub-Advisory Agreement (Aquarius International Fund) among Registrant, Altair Advisers LLC and Driehaus Capital Management LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(58)	Sub-Advisory Agreement (Aquarius International Fund) among Registrant, Altair Advisers LLC and Mawer Investment Management Ltd. is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(59)	Investment Sub-Advisory Agreement (Aquarius International Fund) among Registrant, Altair Advisers LLC and Setanta Asset Management Limited is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(60)	Form of Investment Advisory Agreement (Abbey Capital Multi Asset Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 233 to the Registrant’s Registration Statement (No. 33-20827) filed on January 10, 2018.

(61)	Form of Investment Advisory Agreement (Abbey Capital Multi Asset Fund) between ACMAF Offshore Fund Limited and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 233 to the Registrant’s Registration Statement (No. 33-20827) filed on January 10, 2018.

(62)	Form of Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, ACMAF Offshore Fund Limited and Aspect Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 233 to the Registrant’s Registration Statement (No. 33-20827) filed on January 10, 2018.

(63)	Form of Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, ACMAF Offshore Fund Limited and Eclipse Capital Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 233 to the Registrant’s Registration Statement (No. 33-20827) filed on January 10, 2018.

(64)	Form of Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, ACMAF Offshore Fund Limited and Revolution Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 233 to the Registrant’s Registration Statement (No. 33-20827) filed on January 10, 2018.

(65)	Form of Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, ACMAF Offshore Fund Limited and Welton Investment Partners LLC is incorporated herein by reference to Post-Effective Amendment No. 233 to the Registrant’s Registration Statement (No. 33-20827) filed on January 10, 2018.

(66)	Contractual Fee Waiver (Abbey Capital Multi Asset Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(67)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Welton Investment Partners LLC is filed herewith.

(68)	Amendment No. 2 to the Investment Advisory Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund) between Registrant and Matson Money, Inc. is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(69)	Form of Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, Abbey Capital Multi Asset Offshore Fund Limited and Tudor Investment Corporation is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

(70)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Tudor Investment Corporation is filed herewith.

(71)	Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Abbey Capital Onshore Series LLC and Abbey Capital Limited is filed herewith.

(72)	Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Abbey Capital Master Offshore Fund Limited and Abbey Capital Limited is filed herewith.

(73)	Investment Advisory Agreement (MFAM Small-Cap Growth ETF (f/k/a Motley Fool Small Cap Growth ETF)) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

	(74)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Episteme Capital Partners (UK) LLP is filed herewith.

	(75)	Investment Advisory Agreement (Boston Partners Global Equity Advantage Fund) among Registrant, Boston Partners Global Investors, Inc., and Campbell & Company Investment Adviser LLC will be filed by amendment.

	(76)	Contractual Fee Waiver Agreement (Boston Partners Global Equity Advantage Fund) among Registrant, Boston Partners Global Investors, Inc., and Campbell & Company Investment Adviser LLC will be filed by amendment.

	(77)	Investment Advisory Agreement (Campbell Advantage Fund) among Registrant and Campbell & Company Investment Adviser LLC will be filed by amendment.

(e)		Underwriting Contracts.

	(1)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Abbey Capital Limited dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

	(2)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Altair Advisers LLC dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

	(3)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Bogle Investment Management, L.P. dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

	(4)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Boston Partners Global Investors, Inc. dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

	(5)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Campbell & Company Investment Adviser LLC dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

	(6)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Matson Money, Inc. dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

	(7)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Schneider Capital Management Company dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(8)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Summit Global Investments, LLC dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(9)	Distribution Agreement (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund), MFAM Mid-Cap Growth Fund (f/k/a Motley Fool Great America Fund), and MFAM Emerging Markets Fund (f/k/a Motley Fool Epic Voyage Fund)) between Registrant and Foreside Funds Distributors LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(10)	Distribution Agreement (Orinda Income Opportunities Fund) between Registrant, Quasar Distributors, LLC, and Orinda Asset Management LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(11)	Amendment to the Distribution Agreement (Campbell Managed Futures 10V Fund) between Registrant, Quasar Distributors, LLC, and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 224 to the Registrant’s Registration Statement (No. 33-20827) filed on July 28, 2017.

(12)	Amendment to the Distribution Agreement between Registrant, Quasar Distributors, LLC, and Boston Partners Global Investors, Inc. dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(13)	Amendment to Distribution Agreement between Registrant, Quasar Distributors, LLC, and Abbey Capital Limited dated July 11, 2017 is incorporated herein by reference to Post-Effective Amendment No. 232 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2017.

(14)	ETF Distribution Agreement (Motley Fool 100 Index ETF) between Registrant, Quasar Distributors, LLC, and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(15)	Form of Amendment to the Distribution Agreement (Aquarius International Fund) between Registrant, Quasar Distributors, LLC, and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(16)	Amendment to Distribution Agreement (Abbey Capital Multi-Asset Fund) between Registrant, Quasar Distributors, LLC and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

(17)	First Amendment to the ETF Distribution Agreement (MFAM Small-Cap Growth ETF (f/k/a Motley Fool Small-Cap Growth ETF)) between Registrant, Quasar Distributors, LLC and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(18)	Amendment to Distribution Agreement (Boston Partners Global Equity Advantage Fund) between Registrant, Quasar Distributors, LLC, and Boston Partners Global Investors, Inc. will be filed by amendment.

(f)		Bonus or Profit Sharing Contracts.

	(1)	Form of Deferred Compensation Plan is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

	(2)	Form of Deferred Compensation Agreement is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(g)		Custodian Agreements.

	(1)	Custody Agreement between Registrant and U.S. Bank National Association dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

	(2)	First Amendment dated June 30, 2016 to the Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

	(3)	Addendum to Custody Agreement dated January 5, 2017 is incorporated herein by reference to Post-Effective Amendment No. 216 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 2017.

	(4)	Second Amendment dated May 1, 2017 to the Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

	(5)	Form of Amendment to the Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 224 to the Registrant’s Registration Statement (No. 33-20827) filed on July 28, 2017.

	(6)	Third Amendment to the Custody Agreement (Boston Partners Investment Funds) between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

	(7)	Fourth Amendment to the Custody Agreement (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund), MFAM Mid-Cap Growth Fund (f/k/a Motley Fool Great America Fund), and MFAM Emerging Markets Fund (f/k/a Motley Fool Emerging Markets Fund)) between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

	(8)	ETF Custody Agreement (Motley Fool 100 Index ETF) between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

	(9)	Fifth Amendment to the Custody Agreement (Aquarius International Fund) between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

	(10)	Amendment to the Custody Agreement (Abbey Capital Multi Asset Fund) between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

	(11)	Seventh Amendment to the Custody Agreement between Registrant and U.S. Bank National Association dated July 17, 2018 is incorporated herein by reference to Post-Effective Amendment No. 246 to the Registrant’s Registration Statement (No. 33-20827) filed on August 9, 2018.

	(12)	First Amendment to the ETF Custody Agreement (MFAM Small-Cap Growth ETF (f/k/a Motley Fool Small-Cap Growth ETF)) between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

	(13)	Amendment to Custody Agreement (Boston Partners Global Equity Advantage Fund) between Registrant and U.S. Bank National Association will be filed by amendment.

	(14)	Amendment to Custody Agreement (Campbell Advantage Fund) between Registrant and U.S. Bank National Association will be filed by amendment.

(h)		Other Material Contracts.

	(1)	Non 12b-1 Shareholder Services Plan and Agreement (Bogle Investment Management Small Cap Growth - Investor Shares) is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

	(2)	Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Robeco WPG Small/Micro Cap Value Fund f/k/a Robeco WPG Tudor Fund – Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

	(3)	Services Plan for Class I Shares and Form of Servicing Agreement (SGI Global Equity Fund, f/k/a Summit Global Investments Global Low Volatility Fund, f/k/a Scotia Dynamic U.S. Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 161 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2013.

	(4)	Services Plan for Class II Shares and Form of Servicing Agreement (SGI Global Equity Fund, f/k/a Summit Global Investments Global Low Volatility Fund, f/k/a Scotia Dynamic U.S. Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 161 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2013.

	(5)	Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

	(6)	First Amendment to the Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

	(7)	Second Amendment to the Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(8)	Form of Amendment to the Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 224 to the Registrant’s Registration Statement (No. 33-20827) filed on July 28, 2017.

(9)	Third Amendment to the Fund Accounting Servicing Agreement (Boston Partners Investment Funds) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(10)	Fourth Amendment to the Fund Accounting Servicing Agreement (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund), MFAM Mid-Cap Growth Fund (f/k/a Motley Fool Great America Fund), and MFAM Emerging Markets Fund (f/k/a Motley Fool Emerging Markets Fund)) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(11)	ETF Fund Accounting Servicing Agreement (Motley Fool 100 Index ETF) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(12)	Fifth Amendment to the Fund Accounting Servicing Agreement (Aquarius International Fund) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(13)	Amendment to the Fund Accounting Servicing Agreement (Abbey Capital Multi Asset Fund) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

(14)	First Amendment to the ETF Fund Accounting Servicing Agreement (MFAM Small-Cap Growth ETF (f/k/a Motley Fool Small-Cap Growth ETF)) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(15)	Reserved.

(16)	Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(17)	First Amendment to the Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(18)	Second Amendment to the Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(19)	Third Amendment to the Fund Administration Servicing Agreement (Boston Partners Investment Funds) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(20)	Fourth Amendment to the Fund Administration Servicing Agreement (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund), MFAM Mid-Cap Growth Fund (f/k/a Motley Fool Great America Fund), and MFAM Emerging Markets Fund (f/k/a Motley Fool Emerging Markets Fund)) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(21)	Form of Amendment to the Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 224 to the Registrant’s Registration Statement (No. 33-20827) filed on July 28, 2017.

(22)	ETF Fund Administration Servicing Agreement (Motley Fool 100 Index ETF) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(23)	Fifth Amendment to the Fund Administration Servicing Agreement (Aquarius International Fund) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(24)	Amendment to the Fund Administration Servicing Agreement (Abbey Capital Multi Asset Fund) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

(25)	Addendum to the Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 246 to the Registrant’s Registration Statement (No. 33-20827) filed on August 9, 2018.

(26)	First Amendment to the ETF Fund Administration Servicing Agreement (MFAM Small-Cap Growth ETF (f/k/a Motley Fool Small-Cap Growth ETF)) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(27)	Reserved.

(28)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(29)	First Amendment to the Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(30)	Second Amendment to the Transfer Agent Servicing Agreement (Orinda Income Opportunities Funds) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(31)	Form of Amendment to the Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 224 to the Registrant’s Registration Statement (No. 33-20827) filed on July 28, 2017.

(32)	Third Amendment to the Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(33)	Fourth Amendment to the Transfer Agent Servicing Agreement (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund), MFAM Mid-Cap Growth Fund (f/k/a Motley Fool Great America Fund), and MFAM Emerging Markets Fund (f/k/a Motley Fool Emerging Markets Fund)) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(34)	ETF Transfer Agent Servicing Agreement (Motley Fool 100 Index ETF) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(35)	Fifth Amendment to the Transfer Agent Servicing Agreement (Aquarius International Fund) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(36)	Amendment to the Transfer Agent Servicing Agreement (Abbey Capital Multi Asset Fund) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

(37)	Seventh Amendment to the Fund Accounting Servicing Agreement (Abbey Capital Onshore Series LLC and Abbey Capital Offshore Fund SPC) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(38)	Seventh Amendment to the Fund Administration Servicing Agreement (Abbey Capital Onshore Series LLC and Abbey Capital Offshore Fund SPC) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(39)	First Amendment to the ETF Transfer Agent Servicing Agreement (MFAM Small-Cap Growth ETF (f/k/a Motley Fool Small-Cap Growth ETF)) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

	(40)	Amendment to Fund Accounting Servicing Agreement (Boston Partners Global Equity Advantage Fund) between Registrant and U.S. Bancorp Fund Services, LLC will be filed by amendment.

	(41)	Amendment to Fund Administration Servicing Agreement (Boston Partners Global Equity Advantage Fund) between Registrant and U.S. Bancorp Fund Services, LLC will be filed by amendment.

	(42)	Amendment to Transfer Agent Servicing Agreement (Boston Partners Global Equity Advantage Fund) between Registrant and U.S. Bancorp Fund Services, LLC will be filed by amendment.

	(43)	Amendment to Fund Accounting Servicing Agreement (Campbell Advantage Fund) between Registrant and U.S. Bancorp Fund Services, LLC will be filed by amendment.

	(44)	Amendment to Fund Administration Servicing Agreement (Campbell Advantage Fund) between Registrant and U.S. Bancorp Fund Services, LLC will be filed by amendment.

	(45)	Amendment to Transfer Agent Servicing Agreement (Campbell Advantage Fund) between Registrant and U.S. Bancorp Fund Services, LLC will be filed by amendment.

(i)	(1)	Opinion of Counsel is filed herewith.

	(2)	Consent of Counsel is filed herewith.

(j)		Not applicable.

(k)		None.

(l)		Initial Capital Agreements.

	(1)	Subscription Agreement, relating to Classes A through N, is incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(2)	Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Classes O and P is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1990.

	(3)	Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Class Q is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1990.

	(4)	Subscription Agreement between Registrant and Counselors Securities Inc. relating to Classes R, S, and Alpha 1 through Theta 4 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(5)	Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes TT and UU (Boston Partners Mid Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

	(6)	Purchase Agreement between Registrant and Schneider Capital Management Company relating to Class YY (Schneider Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(7)	Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes DDD and EEE (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value)) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(8)	Purchase Agreement between Registrant and Boston Partners Asset Management relating to Classes III and JJJ (Boston Partners Long/Short Equity Fund (formerly Market Neutral)) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(9)	Form of Purchase Agreement between Registrant and Boston Partners Asset Management, L. P. relating to Classes KKK and LLL (Boston Partners Fund (formerly Long-Short Equity)) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(10)	Purchase Agreement (Bogle Investment Management Small Cap Growth Fund) between Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(11)	Purchase Agreement (Boston Partners All-Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(12)	Purchase Agreement (Robeco WPG Small/Micro Cap Value Fund f/k/a Robeco WPG Tudor Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

(13)	Form of Purchase Agreement (Free Market U.S. Equity Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(14)	Form of Purchase Agreement (Free Market International Equity Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(15)	Form of Purchase Agreement (Free Market Fixed Income Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(16)	Purchase Agreement (Robeco Boston Partners Long/Short Research Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement (No. 33-20827) filed on August 4, 2010.

(17)	Form of Purchase Agreement (Robeco Boston Partners Global Equity Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(18)	Form of Purchase Agreement (Robeco Boston Partners International Equity Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(19)	Purchase Agreement (SGI U.S. Large Cap Equity Fund, f/k/a Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(20)	Form of Purchase Agreement (Robeco Boston Partners Global Long/Short Fund-Investor Class) between Registrant and Robeco Investment Management Inc. is incorporated hereby by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(21)	Form of Purchase Agreement (Robeco Boston Partners Global Long/Short Fund-Institutional Class) between Registrant and Robeco Investment Management Inc. is incorporated hereby by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(22)	Form of Purchase Agreement (Robeco Boston Partners Global Long/Short Fund-Investor Class) between Registrant and Robeco Investment Management Inc. is incorporated hereby by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(23)	Form of Purchase Agreement (SGI Global Equity Fund, f/k/a Summit Global Investments Global Low Volatility Fund, f/k/a Scotia Dynamic U.S. Growth Fund) between Registrant and Scotia Institutional Asset Management US, Ltd. is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(24)	Form of Purchase Agreement (Abbey Capital Futures Strategy Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(25)	Form of Purchase Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) between Registrant and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(26)	Form of Purchase Agreement (Campbell Core Trend Fund) between Registrant and Campbell & Company, Inc. is incorporated herein by reference to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2014.

(27)	Purchase Agreement (Boston Partners Emerging Markets Long/Short Fund) between Registrant and Robeco Investment Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 187 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2015.

(28)	Form of Purchase Agreement (SGI U.S. Small Cap Equity Fund, f/k/a Summit Global Investments Small Cap Low Volatility Fund) between Registrant and Summit Global

Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement (No. 33-20827) filed on March 30, 2016.

	(29)	Form of Purchase Agreement (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund), MFAM Mid-Cap Growth Fund (f/k/a Motley Fool Great America Fund), and MFAM Emerging Markets Fund (f/k/a Motley Fool Epic Voyage Fund)) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2016.

	(30)	Form of Purchase Agreement (Orinda Income Opportunities Fund) between Registrant and Orinda Asset Management LLC is incorporated herein by reference to Post-Effective Amendment No. 219 to the Registrant’s Registration Statement (No. 33-20827) filed on May 1, 2017.

	(31)	Form of Purchase Agreement (Campbell Managed Futures 10V Fund) between Registrant and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 220 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 2017.

	(32)	Form of Purchase Agreement (Boston Partners Emerging Markets Fund) between Registrant and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 226 to the Registrant’s Registration Statement (No. 33-20827) filed on August 23, 2017.

	(33)	Form of Purchase Agreement (Motley Fool 100 Index ETF) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 235 to the Registrant’s Registration Statement (No. 33-20827) filed on January 19, 2018.

	(34)	Purchase Agreement (Aquarius International Fund) between Registrant and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

	(35)	Form of Purchase Agreement (Abbey Capital Multi Asset Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

	(36)	Purchase Agreement (MFAM Small-Cap Growth ETF (f/k/a Motley Fool Small-Cap Growth ETF)) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

	(37)	Purchase Agreement (Boston Partners Global Equity Advantage Fund) between Registrant and Campbell & Company Investment Adviser LLC will be filed by amendment.

	(38)	Purchase Agreement (Campbell Advantage Fund) between Registrant and Campbell & Company Investment Adviser LLC will be filed by amendment.

(m)		Rule 12b-1 Plan.

(1)	Plan of Distribution (Boston Partners Mid Cap Value Fund - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 1997.

(2)	Plan of Distribution (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 1998.

(3)	Amendment to Plans of Distribution pursuant to Rule 12b-1 is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(4)	Plan of Distribution (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement (No. 33-20827) filed on November 12, 1998.

(5)	Plan of Distribution (Boston Partners Fund (formerly Long Short Equity) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(6)	Plan of Distribution pursuant to Rule 12b-1 (Boston Partners All-Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(7)	Plan of Distribution pursuant to Rule 12b-1 (Robeco Boston Partners Long/Short Research Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2010.

(8)	Plan of Distribution pursuant to Rule 12b-1 (Robeco Boston Partners Global Equity Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(9)	Plan of Distribution pursuant to Rule 12b-1 (Robeco Boston Partners International Equity Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(10)	Plan of Distribution pursuant to Rule 12b-1 (SGI U.S. Large Cap Equity Fund, f/k/a Summit Global Investments U.S. Low Volatility Equity Fund — Retail Class) is incorporated by reference to Post-Effective Amendment No. 144 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2011.

(11)	Plan of Distribution pursuant to Rule 12b-1 (SGI U.S. Large Cap Equity Fund, f/k/a Summit Global Investments U.S. Low Volatility Equity Fund – Class A) is incorporated by reference to Post-Effective Amendment No. 144 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2011.

(12)	Plan of Distribution pursuant to Rule 12b-1 (Robeco Boston Partners Global Long/Short Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 154 to the Registrant’s Registration Statement (No. 33-20827) filed on July 11, 2013.

(13)	Plan of Distribution pursuant to Rule 12b-1 (Abbey Capital Futures Strategy Fund — Class A) is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(14)	Plan of Distribution pursuant to Rule 12b-1 (Abbey Capital Futures Strategy Fund — Class C) is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(15)	Plan of Distribution pursuant to Rule 12b-1 (SGI U.S. Large Cap Equity Fund, f/k/a Summit Global Investments U.S. Low Volatility Equity Fund —Class C) is incorporated herein by reference to Post-Effective Amendment No. 184 to the Registrant’s Registration Statement (No. 33-20827) filed on October 30, 2015.

(16)	Plan of Distribution pursuant to Rule 12b-1 (SGI U.S. Small Cap Equity Fund, f/k/a Summit Global Investments Small Cap Low Volatility Fund – Retail Class) is incorporated herein by reference to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement (No. 33-20827) filed on March 30, 2016.

(17)	Plan of Distribution pursuant to Rule 12b-1 (SGI U.S. Small-Cap Equity Fund, f/k/a Summit Global Investments Small Cap Low Volatility Fund – Class C) is incorporated herein by reference to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement (No. 33-20827) filed on March 30, 2016.

(18)	Plan of Distribution pursuant to Rule 12b-1 (Abbey Capital Futures Strategy Fund — Class T) is incorporated herein by reference to Post-Effective Amendment No. 216 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 2017.

(19)	Plan of Distribution pursuant to Rule 12b-1 (Orinda Income Opportunities Fund — Class A) is incorporated herein by reference to Post-Effective Amendment No. 219 to the Registrant’s Registration Statement (No. 33-20827) filed on May 1, 2017.

(20)	Plan of Distribution pursuant to Rule 12b-1 (Orinda Income Opportunities Fund — Class D) is incorporated herein by reference to Post-Effective Amendment No. 219 to the Registrant’s Registration Statement (No. 33-20827) filed on May 1, 2017.

(21)	Plan of Distribution pursuant to Rule 12b-1 (Campbell Managed Futures 10V Fund — Class N) is incorporated herein by reference to Post-Effective Amendment No. 224 to the Registrant’s Registration Statement (No. 33-20827) filed on July 28, 2017.

(22)	Plan of Distribution pursuant to Rule 12b-1 (Campbell Managed Futures 10V Fund — Class T) is incorporated herein by reference to Post-Effective Amendment No. 224 to the Registrant’s Registration Statement (No. 33-20827) filed on July 28, 2017.

(23)	Plan of Distribution pursuant to Rule 12b-1 (SGI Global Equity Fund, f/k/a Summit Global Investments Global Low Volatility Fund – Class A Shares (formerly Class II Shares)) is incorporated herein by reference to Post-Effective Amendment No. 232 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2017.

(24)	Plan of Distribution pursuant to Rule 12b-1 (SGI Global Equity Fund, f/k/a Summit Global Investments Global Low Volatility Fund – Class C Shares (formerly Institutional Shares)) is incorporated herein by reference to Post-Effective Amendment No. 232 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2017.

	(25)	Plan of Distribution pursuant to Rule 12b-1 (Abbey Capital Multi Asset Fund – Class A Shares) is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

	(26)	Plan of Distribution pursuant to Rule 12b-1 (Abbey Capital Multi Asset Fund – Class C Shares) is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

(n)		Rule 18f-3 Plan.

Amended Rule 18f-3 Plan is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(p)		Code of Ethics.

	(1)	Code of Ethics of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 232 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2017.

	(2)	Code of Ethics of Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

	(3)	Code of Ethics of Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement (No. 33-20827) filed on July 2, 2009.

	(4)	Code of Ethics of Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement (No. 33-20827) filed on July 2, 2009.

	(5)	Code of Ethics of Matson Money, Inc. is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

	(6)	Code of Ethics of Foreside Funds Distributors LLC is incorporated herein by reference to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement (No. 33-20827) filed on October 16, 2015.

	(7)	Code of Ethics of Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

	(8)	Code of Ethics of Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(9)	Code of Ethics of Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(10)	Code of Ethics of Aperio Group is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(11)	Code of Ethics of Driehaus Capital Management LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(12)	Code of Ethics of Granite Investment Partners, LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(13)	Code of Ethics of Pacific Ridge Capital Partners, LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(14)	Code of Ethics of Pier Capital LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(15)	Code of Ethics of River Road Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(16)	Code of Ethics of Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2014.

(17)	Code of Ethics of Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(18)	Code of Ethics of Quasar Distributors, LLC is incorporated herein by reference to Post-Effective Amendment No. 210 to the Registrant’s Registration Statement (No. 33-20827) filed on January 31, 2017.

(19)	Code of Ethics of Orinda Asset Management LLC is incorporated herein by reference to Post-Effective Amendment No. 232 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2017.

(20)	Code of Ethics of Mawer Investment Management Ltd. is incorporated herein by reference to Post-Effective Amendment No. 242 to the Registrant’s Registration Statement (No. 33-20827) filed on March 19, 2018.

(21)	Code of Ethics of Setanta Asset Management Limited is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

Item 30. INDEMNIFICATION

Sections 1, 2, 3 and 4 of Article VIII of Registrant’s Articles of Incorporation, as amended, incorporated herein by reference as Exhibits (a)(1) and (a)(3), provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall decrease, but may expand, any right of any person under this Article based on any event, omission or proceeding prior to such amendment. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 12 of the Investment Advisory Agreement between Registrant and Boston Partners Global Investors, Inc. (“Boston Partners”) (f/k/a Robeco Investment Management, Inc.), incorporated herein by reference to exhibit (d)(9), provides for the indemnification of Boston Partners against certain losses.

Section 12 of the Investment Advisory Agreement between Registrant and Bogle Investment Management, L.P. (“Bogle”), dated September 15, 1999 and incorporated herein by reference to exhibit (d)(2) provides for the indemnification of Bogle against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Schneider Capital Management (“Schneider”) incorporated herein by reference as exhibit (d)(1) provides for the indemnification of Schneider against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), (“Matson Money”) incorporated herein by reference as exhibits (d)(3) and (d)(39) provides for the indemnification of Matson Money against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Summit Global Investments, LLC (“SGI”) incorporated herein by reference as exhibits (d)(7), (d)(11) and (d)(34) provides for the indemnification of SGI against certain losses.

Section 12 of each of the Investment Advisory Agreements with Abbey Capital Limited (“Abbey Capital”) incorporated herein by reference as exhibits (d)(13), (d)(60) and (d)(61) provides for the indemnification of Abbey Capital against certain losses.

Section 13 of each of the Investment Advisory Agreements with Abbey Capital incorporated herein by reference as exhibits (d)(14) and (d)(71) provides for the indemnification of Abbey Capital against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Altair Advisers LLC (“Altair”) incorporated herein by reference as exhibits (d)(23) and (d)(55) provide for indemnification of Altair against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Campbell & Company Investment Adviser LLC (“CCIA”) incorporated herein by reference as exhibits (d)(25), (d)(26), (d)(46) and (d)(47) provide for indemnification of CCIA against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Motley Fool Asset Management, LLC (“Motley Fool”) incorporated herein by reference to exhibits (d)(51), (d)(54), and (d)(73) provides for indemnification of Motley Fool against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Orinda Asset Management LLC (“Orinda”) incorporated herein by reference to exhibit (d)(44) provides for indemnification of Orinda against certain losses.

Section 8 of each of the Distribution Agreements between Registrant and Quasar Distributors, LLC incorporated herein by reference to exhibits (e)(1) – (e)(8), (e)(10) and (e)(14) provide for the indemnification of Quasar Distributors, LLC against certain losses.

Section 7 of the Distribution Agreement between Registrant and Foreside Funds Distributors, LLC incorporated herein by reference to exhibit (e)(9) provides for the indemnification of Foreside Funds Distributors, LLC against certain losses.

Item 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS.

1.	Bogle Investment Management, LP:

The sole business activity of Bogle Investment Management, LP (“Bogle”), 2310 Washington Street, Suite 310, Newton Lower Falls, MA 02462, is to serve as an investment adviser. Bogle is registered under the Investment Advisers Act of 1940.

The directors and officers have not held any positions with other companies during the last two fiscal years.

2.	Schneider Capital Management Company:

The sole business activity of Schneider Capital Management Company (“Schneider”), 460 E. Swedesford Road, Suite 2000, Wayne, PA 19087, is to serve as an investment adviser. Schneider is registered under the Investment Advisers Act of 1940. Information as to the directors and officers of Schneider is as follows:

Name and Position with Schneider	Other Company	Position With Other Company

Arnold C. Schneider, III	Turnbridge Management Partners Corp.	President

President and Chief Investment Officer

3.	Boston Partners Global Investors, Inc.

The sole business activity of Boston Partners Global Investors, Inc. (“Boston Partners”), One Grand Central Place, 60 East 42nd Street, Suite 1550, New York, New York 10165, is to serve as an investment adviser. Boston Partners provides investment advisory services to the Boston Partners Funds and the WPG Partners Funds.

Boston Partners is registered under the Investment Advisers Act of 1940 and serves as an investment adviser to domestic and foreign institutional investors, investment companies, commingled trust funds, private investment partnerships and collective investment vehicles. Information as to the directors and officers of Boston Partners is as follows:

Name and Position with Boston Partners	Other Company	Position With Other Company

Mark E. Donovan Co-Chief Executive Officer	Robeco Institutional Asset Management US Inc.	Director

Joseph F. Feeney, Jr. Co-Chief Executive Officer, Chief Investment Officer	Robeco US Holding, Inc.	Director

William George Butterly, III General Counsel, Director of Sustainability & Engagement	Robeco Institutional Asset Management US Inc.	Chief Legal Officer, Chief Compliance Officer & Secretary

	Boston Partners Securities LLC	Chief Legal Officer

	Robeco Trust Company	Chief Operating Officer, Secretary & Director

	RobecoSAM USA, Inc.	Chief Legal Officer, Chief Compliance Officer & Secretary

	Robeco Boston Partners (UK) Limited	Director, Chief Operating Officer & Secretary

Gregory Varner Chief Financial Officer

Matthew J. Davis Chief Operating Officer	Robeco Institutional Asset Management US Inc.	President, Treasurer & Director

	Boston Partners Securities LLC	Chief Financial Officer

	Robeco Trust Company	Director, President, Chief Financial Officer, Treasurer & Director

	Robeco Boston Partners (UK) Limited	Chief Financial Officer

David Steyn Director	Orix Corporation Europe N.V.	Chief Executive Officer

Leni M. Boeren Director	Orix Corporation Europe N.V.	Chief Operating Officer
	Robeco Institutional Asset Management B.V.	Director

	RobecoSAM AG	Director

	RobecoSAM USA, Inc.	Director

Martin Mlynár Director	Corestone Investment Managers AG	Chief Executive Officer
	Source Capital AG	Board Member

	Source Capital Holding AG	Board Member

4.	Matson Money, Inc.:

The sole business activity of Matson Money, Inc. (“Matson Money”), 5955 Deerfield Blvd., Mason, Ohio 45040, is to serve as an investment adviser. Matson Money is registered under the Investment Advisers Act of 1940.

Below is a list of each executive officer and director of Matson Money indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged within the last two years, for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with Matson Money, Inc.	Name of Other Company	Position With Other Company

Mark E. Matson CEO	Keep It Tight Fitness, LLC	50% owner

Mark E. Matson CEO	The Matson Family Foundation	100% owner

Michelle Matson Vice President/ Secretary	None	None

Daniel J. List Chief Compliance Officer	None	None

5.	Summit Global Investments, LLC:

The sole business activity of Summit Global Investments, LLC (“SGI”), 620 South Main Street, Bountiful, Utah 84010, is to serve as an investment adviser. SGI is registered under the Investment Advisers Act of 1940.

The only employment of a substantial nature of each of SGI’s directors and officers is with SGI.

6.	Abbey Capital Limited:

The only employment of a substantial nature of each of Abbey Capital Limited directors and officers is with Abbey Capital Limited.

7.	Altair Advisers LLC:

The only employment of a substantial nature of each of Altair Advisers LLC directors and officers is with Altair Advisers LLC.

8.	Campbell & Company Investment Adviser LLC:

The principal business activity of Campbell & Company Investment Adviser LLC (“CCIA”), 2850 Quarry Lake Drive, Baltimore, Maryland 21209, is to serve as an investment adviser. CCIA is registered under the Investment Advisers Act of 1940.

Below is a list of each executive officer and director of CCIA indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged within the last two years, for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with CCIA	Name of Other Company	Position With Other Company

G. Williams Andrews Chief Executive Officer	Campbell & Company, LP	Chief Executive Officer

	Campbell & Company, LLC	Director & Chief Executive Officer

	EC LLC	Managing Member

	The Campbell Multi-Strategy Trust	Trustee & Chief Executive Officer

	Campbell Financial Services, LLC	Director

	Campbell & Company International Bahamas Limited	Director & President

	Campbell Core Offshore Limited	Director

	Campbell Core Carry Offshore Limited	Director

Michael S. Harris President	Campbell & Company, LLC	Director & President

	EC LLC	Managing Member

	The Campbell Multi-Strategy Trust	President

	Campbell Financial Services, LLC	Director

	Managed Futures Association	Director & Vice-Chairman

	Campbell & Company International Bahamas Limited	Director

	Campbell Core Offshore Limited	Director

	Campbell Core Carry Offshore Limited	Director

Dr. Kevin Cole Chief Investment Officer	Campbell & Company, LP	Director of Research

Thomas P. Lloyd General Counsel & Secretary	Campbell & Company, LP	General Counsel & Secretary

	Campbell & Company, LLC	Secretary

	EC LLC	Managing Member

	The Campbell Multi-Strategy Trust	General Counsel, Secretary & Assistant Treasurer

	Campbell & Company International Bahamas Limited	Secretary

Campbell Core Offshore Limited	Director

Campbell Core Carry Offshore Limited	Director

Campbell Financial Services, LLC	General Counsel & Director; previously, Chief Compliance Officer & Secretary until September 2014

9.	Motley Fool Asset Management, LLC:

A description of any other business, profession, vocation, or employment of a substantial nature in which Motley Fool Asset Management, LLC and each director, officer, or partner of Motley Fool Asset Management, LLC is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, employee, partner or trustee, is set forth in the Form ADV of Motley Fool Asset Management, LLC, as filed with the SEC on December 14, 2018, and is incorporated herein by this reference.

10.	Orinda Asset Management, LLC:

A description of any other business, profession, vocation, or employment of a substantial nature in which Orinda Asset Management, LLC and each director, officer, or partner of Orinda Asset Management, LLC is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, employee, partner or trustee, is set forth in the Form ADV of Orinda Asset Management LLC, as filed with the SEC on April 27, 2019, and is incorporated herein by this reference.

Item 32. PRINCIPAL UNDERWRITER

(a)(1) Quasar Distributors, LLC, acts as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

Advisors Series Trust	LoCorr Investment Trust
Aegis Funds	Lord Asset Management Trust
Allied Asset Advisors Funds	MainGate Trust
Alpha Architect ETF Trust	Managed Portfolio Series
Amplify ETF Trust	Manager Directed Portfolios
Angel Oak Funds Trust	Matrix Advisors Fund Trust
Barrett Opportunity Fund, Inc.	Matrix Advisors Value Fund, Inc.
Bridge Builder Trust	Merger Fund
Bridges Investment Fund, Inc.	Monetta Trust
Brookfield Investment Funds	Nicholas Equity Income Fund, Inc.
Brown Advisory Funds	Nicholas Family of Funds, Inc.
Buffalo Funds	Permanent Portfolio Family of Funds
CG Funds Trust	Perritt Funds, Inc.
DoubleLine Funds Trust	PRIMECAP Odyssey Funds
ETF Series Solutions	Professionally Managed Portfolios

Evermore Funds Trust	Prospector Funds, Inc.
First American Funds, Inc.	Provident Mutual Funds, Inc.
FundX Investment Trust	Rainier Investment Management Mutual Funds
Glenmede Fund, Inc.	The RBB Fund, Inc.
Glenmede Portfolios	RBC Funds Trust
GoodHaven Funds Trust	Series Portfolio Trust
Greenspring Fund, Inc.	Sims Total Return Fund, Inc.
Harding Loevner Funds, Inc.	Thompson IM Funds, Inc.
Hennessy Funds Trust	TigerShares Trust
Horizon Funds	TrimTabs ETF Trust
Hotchkis & Wiley Funds	Trust for Professional Managers
Intrepid Capital Management Funds Trust	Trust for Advised Portfolios
IronBridge Funds, Inc.	USA Mutuals
Jacob Funds, Inc.	Wall Street EWM Funds Trust
Jensen Quality Growth Fund Inc.	Westchester Capital Funds
Kirr Marbach Partners Funds, Inc.	Wisconsin Capital Funds, Inc.
LKCM Funds	YCG Funds

(a)(2) Foreside Funds Distributors LLC serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	FundVantage Trust
2.	GuideStone Funds
3.	Matthews International Funds (d/b/a Matthews Asia Funds)
4.	MFAM Funds, Series of The RBB Fund, Inc.
5.	New Alternatives Fund
6.	Old Westbury Funds, Inc.
7.	The Torray Fund
8.	Versus Capital Multi-Manager Real Estate Income Fund LLC (f/k/a Versus Global Multi-Manager Real Estate Income Fund LLC)
9.	Versus Capital Real Assets Fund LLC

(b)(1) The directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
Teresa Cowan(1)	President, Board Member, Board Chairperson	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	None
Anita M. Zagrodnik(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer, Co-Chief Compliance Officer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Jennifer Brunner(1)	Vice President, Co-Chief Compliance Officer	None

Brett Scribner(3)	Assistant Treasurer	None
Thomas A. Wolden(3)	Assistant Treasurer	None
Stephanie J. Parise(1)	Board Member	None
(1)	This individual is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202.
(2)	This individual is located at 10 West Market Street, Suite 1150, Indianapolis, Indiana, 46204.
(3)	This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(b)(2) The following are the Officers and Manager of Foreside Funds Distributors LLC, one of the Registrant’s underwriters. The main business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None

Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c) Not Applicable

Item 33. LOCATION OF ACCOUNTS AND RECORDS

(1)	Boston Partners Global Investors, Inc., One Grand Central Place, 60 East 42nd Street, Suite 1550, New York, New York 10165 (records relating to its function as investment adviser).

(2)	Schneider Capital Management Co., 460 East Swedesford Road, Suite 1080, Wayne, Pennsylvania 19087 (records relating to its function as investment adviser).

(3)	Bogle Investment Management, L.P., 2310 Washington Street, Suite 310, Newton Lower Falls, Massachusetts 02462 (records relating to its function as investment adviser).

(4)	Matson Money, Inc. (formerly Abundance Technologies, Inc.), 5955 Deerfield Blvd., Mason, Ohio 45040 (records relating to its function as investment adviser).

(5)	Summit Global Investments, LLC, 620 South Main Street, Bountiful, Utah 84010 (records relating to its function as investment adviser).

(6)	Abbey Capital Limited, 1-2 Cavendish Row, Dublin 1, Ireland (records relating to its function as investment adviser).

(7)	Altair Advisers LLC, 303 West Madison, Suite 600, Chicago, Illinois 60606 (records relating to its function as investment adviser).

(8)	Campbell & Company Investment Adviser LLC, 2850 Quarry Lake Drive, Baltimore, Maryland 21209 (records relating to its function as investment adviser).

(9)	Motley Fool Asset Management, LLC, 2000 Duke Street, Suite 275, Alexandria, Virginia 22314 (records relating to its function as investment adviser).

(10)	Orinda Asset Management, LLC, 3390 Mt. Diablo Boulevard, Suite 250, Lafayette, California 94549 (records relating to its function as investment adviser).

(11)	U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records relating to its function as administrator, transfer agent and dividend disbursing agent).

(12)	U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin, 53212 (records relating to its function as custodian).

(13)	Quasar Distributors, LLC, 777 East Wisconsin Avenue, Floor 6, Milwaukee, Wisconsin 53202 (records relating to its function as underwriter).

(14)	Foreside Funds Distributors LLC, 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, Pennsylvania 19312 (records related to its function as underwriter).

Item 34. MANAGEMENT SERVICES

None.

Item 35. UNDERTAKINGS

(a)	Registrant hereby undertakes to hold a meeting of shareholders for the purpose of considering the removal of directors in the event the requisite number of shareholders so request.

(b)	Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant’s latest annual report to shareholders upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Chadds Ford, and Commonwealth of Pennsylvania on May 22, 2019.

THE RBB FUND, INC.

By:	/s/ Salvatore Faia
Salvatore Faia
President

Pursuant to the requirements of the 1933 Act, this Amendment to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ Salvatore Faia	President (Principal Executive Officer)	May 22, 2019
Salvatore Faia	and Chief Compliance Officer

/s/ James G. Shaw	Treasurer (Chief Financial Officer)	May 22, 2019
James G. Shaw	and Secretary

*J. Richard Carnall	Director	May 22, 2019
J. Richard Carnall

*Julian A. Brodsky	Director	May 22, 2019
Julian A. Brodsky

*Arnold M. Reichman	Director	May 22, 2019
Arnold M. Reichman

*Robert Sablowsky	Director	May 22, 2019
Robert Sablowsky

*Robert Straniere	Director	May 22, 2019
Robert Straniere

*Nicholas A. Giordano	Director	May 22, 2019
Nicholas A. Giordano

*Gregory P. Chandler	Director	May 22, 2019
Gregory P. Chandler

*Brian T. Shea	Director	May 22, 2019
Brian T. Shea

*By:  /s/ Salvatore Faia

Salvatore Faia

Attorney-in-Fact

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Julian A. Brodsky, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Robert Amweg, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	February 16, 2017

/s/ Julian A. Brodsky

Julian A. Brodsky

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, J. Richard Carnall, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Robert Amweg, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	February 16, 2017

/s/ J. Richard Carnall

J. Richard Carnall

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Nicholas A. Giordano, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Robert Amweg, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	February 16, 2017

/s/ Nicholas A. Giordano

Nicholas A. Giordano

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Arnold M. Reichman, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Robert Amweg, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	February 16, 2017

/s/ Arnold M. Reichman

Arnold M. Reichman

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Robert Sablowsky, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Robert Amweg, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	February 16, 2017

/s/ Robert Sablowsky

Robert Sablowsky

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Robert A. Straniere, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Robert Amweg, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	February 16, 2017

/s/ Robert Straniere

Robert Straniere

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Gregory P. Chandler, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Robert Amweg, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	February 17, 2017

/s/ Gregory P. Chandler

Gregory P. Chandler

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Brian T. Shea, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Robert Amweg, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	May 10, 2018

/s/ Brian T. Shea

Brian T. Shea

PEA 252/255

EXHIBIT	DESCRIPTION
(d)(14)	Amended and Restated Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Abbey Capital Offshore Fund SPC (f/k/a Abbey Capital Offshore Fund Limited) and Abbey Capital Limited
(d)(16)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Cantab Capital Partners, LLP
(d)(17)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Eclipse Capital Management, Inc.
(d)(18)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Graham Capital Management, LP
(d)(19)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and P/E Global, LLC
(d)(20)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Revolution Capital Management, LLC
(d)(21)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Trigon Investment Advisors LLC
(d)(43)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Aspect Capital Limited
(d)(67)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Welton Investment Partners LLC
(d)(70)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Tudor Investment Corporation
(d)(71)	Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Abbey Capital Onshore Series LLC and Abbey Capital Limited
(d)(72)	Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Abbey Capital Master Offshore Fund Limited and Abbey Capital Limited
(d)(74)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Episteme Capital Partners (UK) LLP
(i)(1)	Opinion of Counsel
(i)(2)	Consent of Counsel